As filed with the Securities and Exchange Commission on May 26, 2023

Securities Act File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

OWL ROCK CORE INCOME CORP.

(Exact name of registrant as specified in charter)

399 Park Avenue

New York, NY 10022

(212) 419-3000

(Address and telephone number, including area code, of principal executive offices)

Bryan Cole

Chief Operating Officer and Chief Financial Officer

399 Park Avenue

New York, NY 10022

(Name and address of agent for service)

COPIES TO:

Cynthia M. Krus, Esq.

Kristin H. Burns, Esq.

Dwaune L. Dupree, Esq.

Eversheds Sutherland (US) LLP

700 Sixth Street, NW

Washington, DC 20004

Tel: (202) 383-0100

Fax: (202) 637-3593

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective and upon completion of the transactions described in the enclosed document.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not complete exchange offers until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MAY 26, 2023

PRELIMINARY PROSPECTUS

Owl Rock Core Income Corp.

Offer to Exchange

$600,000,000 aggregate principal amount of 7.750% Notes due 2027

For

$600,000,000 aggregate principal amount of 7.750% Notes due 2027

Registered under the Securities Act of 1933, as amended

Owl Rock Core Income Corp. (the “Company,” “we,” “us,” or “our”), an externally managed, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), is offering to exchange all of its outstanding 7.750% Notes due 2027 (the “Restricted Notes”) that were issued in a transaction not requiring registration under the 1933 Act, on September 16, 2022, for an equal aggregate principal amount of its new 7.750% Notes due 2027 (the “Exchange Notes”) that have been registered with the Securities and Exchange Commission (the “SEC”) under the 1933 Act. We refer to the Restricted Notes and the Exchange Notes collectively as the “Notes.”

If you participate in the exchange offer, you will receive Exchange Notes for Restricted Notes that you validly tendered. The terms of the Exchange Notes are substantially identical to those of the Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a Registration Default (as defined herein). In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes.

MATERIAL TERMS OF THE EXCHANGE OFFER

The exchange offer expires at [●] p.m., New York City time, on [●], 2023, unless extended.

We will exchange all Restricted Notes that are validly tendered and not withdrawn prior to the expiration of the exchange offer for Exchange Notes. You may withdraw tendered Restricted Notes at any time prior to the expiration of the exchange offer.

The only conditions to completing the exchange offer are that the exchange offer not violate any applicable law or applicable interpretation of the staff of the SEC and that no injunction, order or decree has been or is issued that would prohibit, prevent or materially impair our ability to complete the exchange offer.

We will not receive any cash proceeds from the exchange offer.

There is no active trading market for the Restricted Notes, and we do not intend to list the Exchange Notes on any securities exchange or to seek approval for quotations through any automated dealer quotation system.

Investing in the Exchange Notes involves risks. See “Risk Factors” beginning on page 12 of this prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of the Exchange notes or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is                 , 2023

This prospectus incorporates important business and financial information about us that is not included in or delivered with the document. This information is available without charge to security holders upon written or oral request at:

Investor Relations

Owl Rock Core Income Corp.

399 Park Avenue

New York, NY 10022

(212) 419-3000

To obtain timely delivery, you must request information no later than five business days prior to the expiration of the exchange offer, which expiration is [●] p.m., New York City time, on [●], 2023.

You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized anyone to provide you with different information. We are not making an offer of the Exchange Notes in any state or other jurisdiction where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. The accompanying letter of transmittal relating to the Exchange Offer states that, by so acknowledging and delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” of the Exchange Notes within the meaning of the 1933 Act. This prospectus, as it may be amended or supplemented from time to time, may be used by such broker-dealer in connection with resales or other transfers of Exchange Notes received in the exchange offer for Restricted Notes that were acquired by the broker-dealer as a result of market-making or other trading activities.

PROSPECTUS SUMMARY

This summary highlights some of the information contained elsewhere or incorporated by reference in this prospectus. It is not complete and may not contain all of the information that may be important to you. You should read our entire prospectus and the documents incorporated by reference carefully, including the section entitled “Risk Factors.” Throughout this prospectus we refer to Owl Rock Core Income Corp. as “we,” “us,” “our,” the “Company” or “ORCIC,” Owl Rock Capital Advisors LLC, our investment adviser, as “ORCA,” “the Adviser,” or “our Adviser” and Blue Owl Securities LLC, our dealer manager, as “Blue Owl Securities” and/or our or the “Dealer Manager.”

Owl Rock Core Income Corp.

Owl Rock Core Income Corp. was formed on April 22, 2020 as a corporation under the laws of the State of Maryland. We are an externally managed, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. We have elected to be treated, and intend to qualify annually, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes. As a BDC and a RIC, we are required to comply with certain regulatory requirements. As a BDC, at least 70% of our assets must be assets of the type listed in Section 55(a) of the 1940 Act, as described herein. We will not invest more than 30% of our total assets in companies whose principal place of business is outside the United States. See “Business—Regulation as a Business Development Company” and “—Certain U.S. Federal Income Tax Considerations” in Part I, Item 1 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 10, 2023.

We are externally managed by the Adviser, which is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is an indirect affiliate of Blue Owl Capital Inc. (“Blue Owl”) (NYSE:OWL) and part of Owl Rock, a division of Blue Owl focused on direct lending. The Adviser is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. Since our Adviser began its investment activities in April 2016 through December 31, 2022, our Adviser and its affiliates have originated $72.8 billion aggregate principal amount of investments, of which $69.2 billion aggregate principal amount of investments prior to any subsequent exits or repayments, was retained by either us or a corporation or fund advised by our Adviser or its affiliates. The Adviser also serves as our Administrator pursuant to an Administration Agreement between us and the Adviser (the “Administration Agreement”). See “Management and Other Agreements and Fees” in this prospectus.

Our investment objective is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. Our investment strategy focuses primarily on originating and making loans to, and making debt and equity investments in, U.S. middle-market companies. We invest in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity and equity-related securities which includes common and preferred stock, securities convertible into common stock, and warrants. We define “middle-market companies” to generally mean companies with earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”) between $10 million and $250 million annually, and/or annual revenue of $50 million to $2.5 billion at the time of investment. We may on occasion invest in smaller or larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets, including the high yield and large syndicated loan markets. We generally invest in companies with a low loan-to-value ratio, which we consider to be 50% or below. We target portfolio companies where we can structure larger transactions that comprise 1-2% of our portfolio (with no individual portfolio company generally expected to comprise greater than 5% of our portfolio). Our target credit investments will typically have maturities between three and ten years and generally range in size between $10 million and $125 million, although the investment size will vary with the size of our capital base. For additional information about how we define the middle-market, see “Business—Investment Selection” in Part I, Item 1 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 10, 2023.

While our investment strategy focuses primarily on middle-market companies in the United States, including senior secured loans, we also may invest up to 30% of our portfolio in investments of non-qualifying portfolio companies. Specifically, as part of this 30% basket, we may consider investments in investment funds that are operating pursuant to certain exceptions to the 1940 Act, as well as in debt and equity of companies located outside of the United States and debt and equity of public companies that do not meet the definition of eligible portfolio companies because their market capitalization of publicly traded equity securities exceeds the levels provided for in the 1940 Act. See “Business—Regulation as a Business Development Company—Qualifying Assets” in Part I, Item 1 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 10, 2023.

A BDC generally will be permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to the common stock if its asset coverage, as defined in the 1940 Act, would at least be equal to 200% immediately after each such issuance. However, certain provisions of the 1940 Act allow a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150% if certain requirements are met. The reduced asset coverage requirement would permit a BDC to double the amount of leverage it can incur. For example, under a 150% asset coverage ratio a BDC may borrow $2 for investment purposes of every $1 of investor equity whereas under a 200% asset coverage ratio a BDC may borrow only $1 for investment purposes for every $1 of investor equity. On September 30, 2020, the Adviser, as our sole shareholder, approved the application of the modified asset coverage requirements. As a result, effective on October 1, 2020, our asset coverage requirement applicable to senior securities was reduced from 200% to 150%. See “Business—Regulation as a Business Development Company” in Part I, Item 1 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 10, 2023.

We may borrow money when the terms and conditions available are favorable to do so and are aligned with our investment strategy and portfolio composition. The use of borrowed funds to make investments has specific benefits and risks, and all of the costs of borrowing funds would be ultimately borne by holders of our common stock. See “Risk Factors—Risks Related to Our Business—We borrow money, which magnifies the potential for gain or loss and may increase the risk of investing in us” in Part IA of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 10, 2023.

Our Adviser and Administrator

The Adviser serves as our investment adviser pursuant to an amended and restated investment advisory agreement (the “Investment Advisory Agreement) between us and the Adviser. The Adviser also serves as our Administrator pursuant to the Administration Agreement. See “Management and Other Agreements and Fees.”

The Adviser is a Delaware limited liability company that has registered with the SEC as an investment adviser under the Advisers Act. The Adviser is an indirect subsidiary of Blue Owl and part of Owl Rock, a division of Blue Owl focused on direct lending. Blue Owl consists of three divisions: Owl Rock, which focuses on direct lending, Dyal, which focuses on providing capital to institutional alternative asset managers, and Oak Street, which focuses on real estate strategies.

The management of our investment portfolio is the responsibility of the Adviser and the Investment Committee. We consider these individuals to be our portfolio managers. The Investment Team is led by Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer and is supported by certain members of the Adviser’s senior executive team and the investment committee (the “Investment Committee”). The Investment Committee is comprised of Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer, Alexis Maged and Jeff Walwyn. The Investment Team, under the Investment Committee’s supervision, sources investment opportunities, conducts research, performs due diligence on potential investments, structures the Company’s investments and monitors the Company’s portfolio companies on an ongoing basis. The Adviser has limited operating history. Subject to the overall supervision of the Board, the Adviser manages our day-to-day operations, and provides investment advisory and management services to us. See “Business—The Adviser and Administrator—Owl Rock Capital Advisors LLC” in Part I, Item 1 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 10, 2023 and “Overview” in Part I, Item 2 of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, filed with the SEC on May 11, 2023 for more information regarding the Adviser and its affiliates.

The Adviser is affiliated with Owl Rock Diversified Advisors LLC (“ORDA”), Owl Rock Technology Advisors LLC (“ORTA”), Owl Rock Technology Advisors II LLC (“ORTA II”), and Owl Rock Private Fund Advisors LLC (“ORPFA” and together with the Adviser, ORDA, ORTA, and ORTA II, the “Owl Rock Advisers”). The Adviser and its affiliates may provide management or investment advisory services to entities that have overlapping objectives with us. The Adviser and its affiliates may face conflicts in the allocation of investment opportunities to us and others. In order to address these conflicts, the Owl Rock Advisers have put in place an investment allocation policy that addresses the allocation of investment opportunities as well as co-investment restrictions under the 1940 Act.

In addition, we intend to rely on exemptive relief that has been granted by the SEC to the Adviser and its affiliates to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. See “Business—Regulation as a Business Development Company” in Part I, Item 1 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 10, 2023.

The Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees from portfolio companies. See “Risk Factors—Risks Related to Our Adviser and Its Affiliates—We may make investments that could give rise to a conflict of interest” in Part IA of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 10, 2023.

Summary of the Terms of the Exchange Offer

The following summary contains basic information about the exchange offer. It does not contain all the information that may be important to you. For a more complete description of the exchange offer, you should read the discussion under the heading “The Exchange Offer.”

Exchange Notes	$600,000,000 aggregate principal amount of 7.750% Notes due 2027 (the “Exchange Notes”).

The terms of our Exchange Notes that have been registered with the SEC under the Securities Act of 1933, as amended (the “1933 Act”) are substantially identical to those of our outstanding 7.750% Notes due 2027 (the “Restricted Notes”) that were issued in a transaction not requiring registration under the 1933 Act on September 16, 2022, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes. See “Description of the Exchange Notes.”

We refer to the Restricted Notes and the Exchange Notes collectively as the “Notes.”

Restricted Notes	$600,000,000 aggregate principal amount of 7.750% Notes due 2027, which were issued in a private placement on September 16, 2022.

The Exchange Offer	In the exchange offer, we will exchange the Restricted Notes for a like principal amount of the Exchange Notes to satisfy certain of our obligations under the registration rights agreement (the “Registration Rights Agreement”) that we entered into when the Restricted Notes were issued in reliance upon exemptions from registration under the 1933 Act.

In order to be exchanged, an outstanding Restricted Note must be validly tendered and accepted. We will accept any and all Restricted Notes validly tendered and not withdrawn prior to [●] p.m., New York City time, on [●], 2023. Holders may tender some or all of their Restricted Notes pursuant to the exchange offer. However, Restricted Notes may be tendered only in denominations of $2,000 and integral multiples of $1,000.

We will issue Exchange Notes promptly after the expiration of the exchange offer. See “The Exchange Offer—Terms of the Exchange Offer.”

Registration Rights Agreement	In connection with the private placement of the Restricted Notes, we entered into a Registration Rights Agreement with SMBC Nikko Securities America, Inc., BofA Securities, Inc. and MUFG Securities Americas Inc, as representatives of each of the several initial purchasers.

Under the Registration Rights Agreement, we agreed, for the benefit of the holders of the Restricted Notes, to use commercially reasonable efforts to:

•

file a registration statement (the “Exchange Offer Registration Statement”) with respect to a registered offer to exchange the Restricted Notes for the Exchange Notes having terms substantially identical to the Restricted Notes being exchanged, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default;

•	cause the exchange offer registration statement to become or be declared effective by the SEC under the 1933 Act; and

•	consummate the exchange offer on the earliest practicable date after the Exchange Offer Registration statement has been declared effective but in no event later than 365 days after the issue date.

The registration statement of which this prospectus forms a part constitutes an Exchange Offer Registration Statement for purposes of the Registration Rights Agreement.

We also agreed to keep the Exchange Offer Registration Statement effective for not less than the minimum period required under applicable federal and state securities laws to consummate the exchange offer; provided, however, that in no event shall such period be less than 20 business days after the commencement of the exchange offer. If we fail to meet certain conditions described in the Registration Rights Agreement (“Registration Default”), the interest rate borne by the affected series of Restricted Notes will increase by 0.25% per annum for the first 90-day period following the occurrence of such Registration Default and will increase by an additional 0.25% per annum with respect to the subsequent 90-day period, for a maximum of 0.50% per annum as set forth in the Registration Rights Agreement (the “Additional Interest”). Additional Interest due pursuant to Registration Defaults will be paid in cash on the relevant interest payment date to holders of record on the relevant regular record dates. Following the cure of all Registration Defaults relating to any particular Restricted Notes, the interest rate borne by the Restricted Notes will be reduced to the original interest rate borne by Restricted Notes; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Restricted Notes will again be increased pursuant to the foregoing provisions.

If, for any reason, the Company is not able to effect the exchange offer on or before 365 days from the issue date of the Registration Rights Agreement, upon any note holder’s request, the Company will be obligated to cause to be filed a shelf registration statement covering the resale of the Notes and use its commercially reasonable efforts to cause such registration statement to be declared effective.

A copy of the Registration Rights Agreement is incorporated by reference as an exhibit to the registration statement of which this prospectus forms a part. See “The Exchange Offer—Purpose and Effect of the Exchange Offer.”

Resales of Exchange Notes	We believe that the Exchange Notes received in the exchange offer may be resold or otherwise transferred by you without compliance with the registration and prospectus delivery requirements of the 1933 Act (subject to the limitations described below). This, however, is based on your representations to us that:

(1) you are acquiring the Exchange Notes in the ordinary course of your business;

(2) you are not engaging in and do not intend to engage in a distribution of the Exchange Notes;

(3) you do not have an arrangement or understanding with any person or entity to participate in the distribution of the Exchange Notes;

(4) you are not our “affiliate,” as that term is defined in Rule 405 under the 1933 Act;

(5) you are not a broker-dealer tendering Restricted Notes acquired directly from us for your own account; and

(6) you are not acting on behalf of any person that could not truthfully make these representations.

Our belief is based on interpretations by the staff of the SEC, as set forth in no-action letters issued to third parties unrelated to us, including Exxon Capital Holdings Corp., SEC no-action letter (April 13, 1988), Morgan, Stanley & Co. Inc., SEC no-action letter (June 5, 1991) and Shearman & Sterling, SEC no-action letter (July 2, 1993). We have not asked the staff for a no-action letter in connection with the exchange offer, however, and we cannot assure you that the staff would make a similar determination with respect to the exchange offer.

If you cannot make the representations described above:

•	you cannot rely on the applicable interpretations of the staff of the SEC;

•	you may not participate in the exchange offer; and

•

you must, in the absence of an exemption therefrom, comply with the registration and prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of your Restricted Notes.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. See “Plan of Distribution.”

Expiration Date	The exchange offer will expire at [●] p.m., New York City time, on [●], 2023, unless we decide to extend the exchange offer. We do not currently intend to extend the exchange offer, although we reserve the right to do so.

Conditions to the Exchange Offer	The exchange offer is subject to customary conditions, including that it not violate any applicable law or any applicable interpretation of the staff of the SEC. The exchange offer is not conditioned upon any minimum principal amount of Restricted Notes being tendered for exchange. See “The Exchange Offer—Conditions.”

Procedures for Tendering Restricted Notes	The Restricted Notes are represented by global securities in fully registered form without coupons. Beneficial interests in the Restricted Notes are held by direct or indirect participants in The Depository Trust Company (“DTC”) through certificateless depositary interests and are shown on, and transfers of the Restricted Notes can be made only through, records maintained in book-entry form by DTC with respect to its participants.

Accordingly, if you wish to exchange your Restricted Notes for Exchange Notes pursuant to the exchange offer, you must transmit to [●], our exchange agent, prior to the expiration of the exchange offer, a computer-generated message transmitted through DTC’s Automated Tender Offer Program, which we refer to as “ATOP,” system and received by the exchange agent and forming a part of a confirmation of book-entry transfer in which you acknowledge and agree to be bound by the terms of the letter of transmittal (“Letter of Transmittal”). See “The Exchange Offer—Procedures for Tendering Restricted Notes.”

Procedures for Beneficial Owners	If you are the beneficial owner of Restricted Notes that are held in the name of a broker, dealer, commercial bank, trust company or other nominee, and you wish to tender your Restricted Notes in the exchange offer, you should promptly contact the person in whose name your Restricted Notes are held and instruct that person to tender on your behalf. See “The Exchange Offer—Procedures for Tendering Restricted Notes.”

Acceptance of Restricted Notes and Delivery of Exchange Notes	Except under the circumstances summarized above under “—Conditions to the Exchange Offer,” we will accept for exchange any and all Restricted Notes that are validly tendered (and not withdrawn) in the exchange offer prior to [●] p.m., New York City time, on the expiration date of the exchange offer. The Exchange Notes to be issued to you in the exchange offer will be delivered by credit to the accounts at DTC of the applicable DTC participants promptly following completion of the exchange offer. See “The Exchange Offer—Terms of the Exchange Offer.”

Withdrawal Rights; Non-Acceptance

You may withdraw any tender of your Restricted Notes at any time prior to [●] p.m., New York City time, on the expiration date of the exchange offer by following the procedures described in this prospectus and the letter of transmittal. Any Restricted Notes that have been tendered for exchange but are withdrawn or otherwise not exchanged for any reason will be returned by credit to the accounts at DTC of the applicable DTC participants, without cost to you, promptly after withdrawal of such Restricted Notes or expiration or termination of the exchange offer, as the case may be. See “The Exchange Offer—Withdrawal Rights.”

No Appraisal or Dissenters’ Rights	Holders of the Restricted Notes do not have any appraisal or dissenters’ rights in connection with the exchange offer.

Exchange Agent	[●] is serving as the exchange agent in connection with the exchange offer.
Consequences of Failure to Exchange	If you do not participate or validly tender your Restricted Notes in the exchange offer:

•	you will retain Restricted Notes that are not registered under the 1933 Act and that will continue to be subject to restrictions on transfer that are described in the legend on the Restricted Notes;

•	you will not be able, except in very limited instances, to require us to register your Restricted Notes under the 1933 Act;

•

you will not be able to resell or transfer your Restricted Notes unless they are registered under the 1933 Act or unless you resell or transfer them pursuant to an exemption from registration under the 1933 Act; and

•	the trading market for your Restricted Notes will become more limited to the extent that other holders of Restricted Notes participate in the exchange offer.

Certain Material U.S. Federal Income Tax Considerations	Your exchange of Restricted Notes for Exchange Notes in the exchange offer will not result in any gain or loss to you for United States federal income tax purposes. See “Certain Material U.S. Federal Income Tax Considerations.”

Summary of the Terms of the Exchange Notes

The summary below describes the principal terms of the Exchange Notes. Certain of the terms described below are subject to important limitations and exceptions. The “Description of Exchange Notes” section of this prospectus contains a more detailed description of the terms of the Exchange Notes.

Issuer	Owl Rock Core Income Corp.

Notes Offered	$600,000,000 aggregate principal amount of 7.750% Exchange Notes due 2027.

Maturity Date	The Exchange Notes will mature on September 16, 2027.

Ranking	The Exchange Notes will be our direct, general unsecured obligations that rank:

•	senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the Notes;

•

pari passu, or equal, in right of payment with all of our existing and future indebtedness or other obligations that are not so subordinated, or junior in right of payments to the Notes, including, without limitation the unsecured notes due March 2025 (the “March 2025 Notes”), of which $[●] million was outstanding as of [●], 2023, the unsecured notes due September 2026 (the “September 2026 Notes”), of which $[●] million was outstanding as of [●], 2023, and the unsecured notes due February 2027 (the “February 2027 Notes”), of which $[●] million was outstanding as of [●], 2023;

•

effectively subordinated, or junior, to any of our existing and future secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under our senior secured revolving credit facility (the “Revolver”), of which approximately $[●] million was outstanding as of [●], 2023; and

•

structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities, including, without limitation, borrowings under our five special purpose asset credit facilities, which include SPV Asset Facility I, of which approximately $[●] million was outstanding as of [●], 2023, SPV Asset Facility II, of which approximately $[●] billion was outstanding as of [●], 2023, SPV Asset Facility III, of which approximately $[●] million was outstanding as of [●], 2023, SPV Asset Facility IV, of which approximately $[●] million was outstanding as of [●], 2023, and SPV Asset Facility V, of which approximately $[●] million was outstanding as of [●], 2023, and our collateralized loan obligation transactions, CLO VIII and CLO XI, of which approximately $[●] million and $[●] million, respectively, was outstanding as of [●], 2023.

As of [●], 2023, we had approximately $[●] billion of debt outstanding, approximately $[●] billion of which was indebtedness secured primarily by our assets or assets of our subsidiaries.

Interest and Payment Dates	The Notes bear cash interest from September 16, 2022, at an annual rate of 7.750% payable on March 16 and September 16 of each year, beginning on March 16, 2023. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Optional Redemption	Prior to August 16, 2027 (one month prior to maturity date of the Notes) (the “Par Call Date”), we may redeem the Notes at our option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the treasury rate plus 50 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

Change of Control; Offer to Repurchase	If a Change of Control Repurchase Event described under “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event” occurs, holders of the Exchange Notes will have the right, at their option, to require us to repurchase for cash some or all of the Exchange Notes at a repurchase price equal to 100% of the principal amount of the Exchange Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. See “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event.”

Use of Proceeds	We will not receive any cash proceeds from the issuance of the Exchange Notes pursuant to the exchange offer. In consideration for issuing the Exchange Notes as contemplated in this prospectus, we will receive in exchange a like principal amount of Restricted Notes, the terms of which are substantially identical to the Exchange Notes. The Restricted Notes surrendered in exchange for the Exchange Notes will be retired and cancelled and cannot be reissued. Accordingly, the issuance of the Exchange Notes will not result in any change in our capitalization. We have agreed to bear the expenses of the exchange offer. No underwriter is being used in connection with the exchange offer.

Book-Entry Form

The Exchange Notes will be issued in book-entry form and will be represented by permanent global certificates deposited with, or on behalf of, DTC, and registered in the name of Cede & Co., as nominee of DTC. Beneficial interests in any of the Exchange Notes will be shown on, and transfers will be effected only through, records maintained by DTC or its nominee, and any such interest may not be exchanged for certificated securities, except in limited circumstances described below. See “Description of Exchange Notes—Book-Entry, Settlement and Clearance.”

Trustee	The Trustee for the Exchange Notes will be [●].

Governing Law	The Indenture and the Restricted Notes are, and the Exchange Notes will be, governed by the laws of the State of New York without regard to conflict of laws principles thereof.

Risk Factors	You should refer to the section entitled “Risk Factors” and other information included or incorporated by reference in this prospectus for an explanation of certain risks of investing in the Exchange Notes. See “Risk Factors.”

RISK FACTORS

In addition to the other information included in this prospectus, you should carefully consider the risks described under “Cautionary Statement Regarding Forward-Looking Statements” and under “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and any updates to those risks contained in the Company’s subsequent Quarterly Reports on Form 10-Q, including the Company’s Quarterly Report on Form 10-Q for the quarter ended on March 31, 2023, filed with the SEC on May 11, 2023, and Current Reports on Form 8-K filed with the SEC, all of which are incorporated by reference in this prospectus, other than as specified, and the following risks before investing in the Exchange Notes. The risks and uncertainties described in this prospectus and the documents incorporated by reference into this prospectus are not the only risks we face. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

Risks Related to the Exchange Notes

The Exchange Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

The Exchange Notes will not be secured by any of our assets or any of the assets of our subsidiaries. As a result, the Exchange Notes are effectively subordinated, or junior, to any secured indebtedness or other obligations we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured that we later secure) to the extent of the value of the assets securing such indebtedness. Substantially all of our subsidiaries’ assets are currently pledged as collateral under the Revolver, SPV Asset Facility I, SPV Asset Facility II, SPV Asset Facility III, SPV Asset Facility IV and the SPV Asset Facility V. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Exchange Notes. Secured indebtedness is effectively senior to the Exchange Notes to the extent of the value of the assets securing such indebtedness. As of [●], 2023 , we had approximately $[●] million of indebtedness outstanding under the Revolver, approximately $[●] million of indebtedness outstanding under the SPV Asset Facility I, approximately $[●] billion of indebtedness outstanding under the SPV Asset Facility II, approximately $[●] million of indebtedness outstanding under the SPV Asset Facility III, approximately $[●] million of indebtedness outstanding under the SPV Asset Facility IV, and approximately $[●] million of indebtedness outstanding under the SPV Asset Facility V.

The Exchange Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The Exchange Notes are obligations exclusively of Owl Rock Core Income Corp. and not of any of our subsidiaries. None of our subsidiaries are a guarantor of the Exchange Notes and the Exchange Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including trade creditors) and holders of preferred stock, if any, of our subsidiaries will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Exchange Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Exchange Notes will be structurally subordinated, or junior, to each of our SPV Asset Facilities and all existing and future indebtedness and other obligations (including trade payables) incurred by any of our subsidiaries, financing vehicles or similar facilities and any subsidiaries, financing vehicles or similar facilities that we may in the future acquire or establish. As of [●], 2023, our subsidiaries had approximately $[●] million of indebtedness outstanding under the SPV Asset Facility I, approximately $[●] billion of indebtedness outstanding under the SPV Asset

Facility II, approximately $[●]million of indebtedness outstanding under the SPV Asset Facility III, approximately $[●] million of indebtedness outstanding under the SPV Asset Facility IV, and approximately $[●] million of indebtedness outstanding under the SPV Asset Facility V. Our subsidiaries may incur indebtedness in the future, all of which would be structurally senior to the Exchange Notes.

Our current indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under the Exchange Notes and our other debt.

As of [●], 2023, we had approximately $[●] billion of debt outstanding, approximately $[●] billion of which was indebtedness secured primarily by assets of our subsidiaries. The use of debt could have significant consequences on our future operations, including:

•	making it more difficult for us to meet our payment and other obligations under the Exchange Notes and our other outstanding indebtedness;

•

resulting in an event of default if we fail to comply with the financial and other restrictive covenants contained in our debt agreements, which event of default could result in substantially all of our debt becoming immediately due and payable;

•	reducing the availability of our cash flow to fund investments, acquisitions and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;

•	subjecting us to the risk of increased sensitivity to interest rate increases on our indebtedness with variable interest rates; and

•	limiting our flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy.

Any of the above-listed factors could have an adverse effect on our business, financial condition and results of operations and our ability to meet our payment obligations under the Exchange Notes and our other debt.

Our ability to meet our payment and other obligations under our debt instruments depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control.

We cannot assure you that our business will generate sufficient cash flow from operations or that future borrowings will be available to us under our financing arrangements or otherwise in an amount sufficient to enable us to pay our indebtedness, including the Exchange Notes, or to fund our other liquidity needs. We may need to refinance all or a portion of our indebtedness, including the Exchange Notes, on or before its maturity. The conditions of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future. We cannot assure you that we will be able to refinance any of our indebtedness on commercially reasonable terms or at all. If we cannot service our indebtedness, we may have to take actions such as selling assets or seeking additional equity. We cannot assure you that any such actions, if necessary, could be effected on commercially reasonable terms or at all, or on terms that would not be disadvantageous to our shareholders or on terms that would not require us to breach the terms and conditions of our existing or future debt agreements, including our payment obligations under the Exchange Notes.

A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or the Exchange Notes, if any, or change in the debt markets, could cause the liquidity or market value of the Exchange Notes to decline significantly.

Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Exchange Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Exchange Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor any initial purchaser undertakes any obligation to maintain our credit ratings or to advise holders of Exchange Notes of any changes in our credit ratings.

An increase in market interest rates could result in a decrease in the market value of the Exchange Notes.

The condition of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future, which could have an adverse effect on the market prices of the Exchange Notes. In general, as market interest rates rise, debt securities bearing interest at fixed rates of interest decline in value. Consequently, if you purchase Exchange Notes bearing interest at fixed rates and market interest rates increase, the market values of those Exchange Notes may decline. We cannot predict the future level of market interest rates.

The Indenture contains limited protection for holders of the Exchange Notes.

The Indenture offers limited protection to holders of the Exchange Notes. The terms of the Indenture and the Exchange Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Exchange Notes. In particular, the terms of the Indenture and the Exchange Notes do not place any restrictions on our or our subsidiaries’ ability to:

•

issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be pari passu, or equal, in right of payment to the Exchange Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Exchange Notes to the extent of the value of the assets securing such indebtedness, (3) indebtedness or other obligations of ours that are guaranteed by one or more of our subsidiaries and which therefore are structurally senior to the Exchange Notes and (4) securities, indebtedness or other obligations incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Exchange Notes with respect to the assets of those subsidiaries, in each case other than an incurrence of indebtedness or other obligations that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a) of the 1940 Act or any successor provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from incurring additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 150% after such borrowings;

•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Exchange Notes;’

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	enter into transactions with affiliates;

•	make investments; or

•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

Furthermore, the terms of the Indenture and the Exchange Notes do not protect holders of the Exchange Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Exchange Notes may have important consequences for you as a holder of the Exchange Notes, including making it more difficult for us to satisfy our obligations with respect to the Exchange Notes or negatively affecting the trading value of the Exchange Notes.

Certain of our current debt instruments include more protections for their holders than the Indenture and the Exchange Notes. In addition, other debt we issue or incur in the future could contain more protections for its holders than the Indenture and the Exchange Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Exchange Notes.

The optional redemption provision may materially adversely affect your return on the Exchange Notes.

The Exchange Notes are redeemable in whole or in part at any time or from time to time at our option. We may choose to redeem the Exchange Notes at times when prevailing interest rates are lower than the interest rate paid on the Exchange Notes. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as that of the Exchange Notes being redeemed.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Exchange Notes.

Any default under the agreements governing our indebtedness or under other indebtedness to which we may be a party, that is not waived by the required lenders or holders and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Exchange Notes and substantially decrease the market value of the Exchange Notes.

If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under our current indebtedness or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation.

If our operating performance declines, we may in the future need to seek to obtain waivers from the required lenders or holders under the agreements governing our indebtedness, or other indebtedness that we may incur in the future, to avoid being in default. If we breach our covenants under the agreements governing our indebtedness and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders. If this occurs, we would be in default and our lenders or debt holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation.

If we are unable to repay debt, lenders having secured obligations, including the lenders under certain of our credit facilities, could proceed against the collateral securing the debt. Because the Indenture will have cross-acceleration provisions, and any future debt will likely have, customary cross-default and cross-acceleration provisions, if the indebtedness thereunder, hereunder or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due. See “Description of the Exchange Notes.”

We may not be able to repurchase the Exchange Notes upon a Change of Control Repurchase Event.

Upon the occurrence of a Change of Control Repurchase Event, as defined in the Indenture that governs the Exchange Notes, as supplemented, subject to certain conditions, we will be required to offer to repurchase all outstanding Exchange Notes at 100% of their principal amount, plus accrued and unpaid interest. The source of funds for that purchase of Exchange Notes will be our available cash or cash generated from our operations or other potential sources, including borrowings, investment repayments, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Exchange Notes tendered. Our debt instruments may contain restrictions and provisions that we would have to comply with in connection with any repurchase of the Exchange Notes. If the holders of the Exchange Notes exercise their right to require us to repurchase all the Exchange Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our existing or future debt instruments, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Exchange Notes or our other debt. See “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event.”

There is currently no public market for the Exchange Notes. If an active trading market for the Exchange Notes does not develop, or is not maintained, you may not be able to sell them.

The Exchange Notes are a new issue of debt securities and there currently is no trading market for the Exchange Notes. We do not intend to apply for listing of the Exchange Notes on any securities exchange or for quotation of the Exchange Notes on any automated dealer quotation system. If no active trading market develops, you may not be able to resell the Exchange Notes at their fair market value or at all. If the Exchange Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors.

Certain of the initial purchasers in the private offering of the outstanding Restricted Notes have advised us that they intend to make a market in the Exchange Notes as permitted by applicable laws and regulations; however, the initial purchasers are not obligated to make a market in any of the Exchange Notes, and they may discontinue any market-making activities at any time, without notice, at their sole discretion. In addition, any market-making activity will be subject to limits imposed by law. Accordingly, we cannot assure you that a liquid trading market will develop for the Exchange Notes, that you will be able to sell the Exchange Notes at a particular time or that the price you receive when you sell will be favorable.

To the extent an active trading market does not develop, the liquidity and trading price for the Exchange Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Exchange Notes for an indefinite period of time.

FATCA withholding may apply to payments to certain foreign entities.

Payments made under the Exchange Notes to a foreign financial institution or non-financial foreign entity (including such an institution or entity acting as an intermediary) may be subject to a U.S. withholding tax of 30% under U.S. Foreign Account Tax Compliance Act provisions of the Code (commonly referred to as “FATCA”). This withholding tax may apply to certain payments of interest on the Exchange Notes unless the foreign financial institution or non-financial foreign entity complies with certain information reporting, withholding, identification, certification and related requirements imposed by FATCA. You should consult your own tax advisors regarding FATCA and how it may affect your investment in the Exchange Notes.

Risks Related to the Exchange Offer

If you fail to exchange your Restricted Notes, they will continue to be restricted securities and may become less liquid.

Restricted Notes that you do not validly tender or that we do not accept will, following the exchange offer, continue to be restricted securities, and you may not offer to sell them except under an exemption from, or in a transaction not subject to, the 1933 Act and applicable state securities laws. We will issue the Exchange Notes in exchange for the Restricted Notes in the exchange offer only following the satisfaction of the procedures and conditions set forth in “The Exchange Offer—Procedures for Tendering Restricted Notes.” Because we anticipate that most holders of the Restricted Notes will elect to exchange their outstanding Restricted Notes, we expect that the liquidity of the market for the Restricted Notes remaining after the completion of the exchange offer will be substantially limited, which may have an adverse effect upon and increase the volatility of the market price of the outstanding Restricted Notes. Any Restricted Notes tendered and exchanged in the exchange offer will reduce the aggregate principal amount of the outstanding Restricted Notes at maturity. Further, following the exchange offer, if you did not exchange your Restricted Notes, you generally will not have any further registration rights, and Restricted Notes will continue to be subject to certain transfer restrictions.

Broker-dealers may need to comply with the registration and prospectus delivery requirements of the 1933 Act.

Any broker-dealer that (1) exchanges its Restricted Notes in the exchange offer for the purpose of participating in a distribution of the Exchange Notes or (2) resells Exchange Notes that were received by it for its own account in the exchange offer may be deemed to have received restricted securities and will be required to comply with the registration and prospectus delivery requirements of the 1933 Act in connection with any resale transaction by that broker-dealer. Any profit on the resale of the Exchange Notes and any commission or concessions received by a broker-dealer may be deemed to be underwriting compensation under the 1933 Act.

You may not receive the Exchange Notes in the exchange offer if the exchange offer procedures are not validly followed.

We will issue the Exchange Notes in exchange for your Restricted Notes only if you validly tender such Restricted Notes before expiration of the exchange offer. Neither we nor the exchange agent is under any duty to give notification of defects or irregularities with respect to the tenders of the Restricted Notes for exchange. If you are the beneficial holder of Restricted Notes that are held through your broker, dealer, commercial bank, trust company or other nominee, and you wish to tender such Restricted Notes in the exchange offer, you should promptly contact the person through whom your Restricted Notes are held and instruct that person to tender the Restricted Notes on your behalf.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

In addition to factors previously identified elsewhere in this prospectus, including the “Risk Factors” section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	an economic could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

•

an economic downturn could disproportionately impact the companies that we intend to target for investment, potentially causing us to experience a decrease in investment opportunities and diminished demand for capital from these companies;

•	an economic downturn could also impact availability and pricing of our financing and our ability to access the debt and equity capital markets;

•

the impact of rising interest rates, elevated inflation rates, ongoing supply chain and labor market disruptions, instability in the U.S. and international banking systems, and the risk of recession and of a failure to increase the U.S. debt ceiling on our business prospects and the prospects of our portfolio companies;

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•	interest rate volatility, including the decommissioning of LIBOR, could adversely affect our results, particularly because we use leverage as part of our investment strategy;

•

currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars;

•	our future operating results;

•	our contractual arrangements and relationships with third parties;

•	the ability of our portfolio companies to achieve their objectives;

•	competition with other entities and our affiliates for investment opportunities;

•	risks related to the uncertainty of the value of our portfolio investments, particularly those having no liquid trading market;

•	the use of borrowed money to finance a portion of our investments as well as any estimates regarding potential use of leverage;

•	the adequacy of our financing sources and working capital;

•	the loss of key personnel;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the ability of our Adviser to locate suitable investments for us and to monitor and administer our investments;

•	the ability of the Adviser to attract and retain highly talented professionals;

•	our ability to maintain our tax treatment as a RIC under Subchapter M of the Code, and as a BDC;

•	the impact that environmental, social and governance matters could have on our brand and reputation and our portfolio companies;

•	the impact of information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity attacks;

•	the effect of legal, tax and regulatory changes;

•

the impact of geo-political conditions, including revolution, insurgency, terrorism or war, including those arising out of the ongoing war between Russia and Ukraine and general uncertainty surrounding the financial and political stability of the United States, the United Kingdom, the European Union and China on financial market volatility, global economic markets, and various markets for commodities globally such as oil and natural gas; and

•	other risks, uncertainties and other factors previously identified in the reports and other documents we have filed with the SEC.

This prospectus and any prospectus supplement, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the 1933 Act or Section 21E of the Exchange Act. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

Discussions containing these forward-looking statements may be found in the sections titled “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference from the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and Quarterly Reports on Form 10-Q of the Company, including the Company’s Quarterly Report on Form 10-Q for the quarter ended on March 31, 2023, filed with the SEC on May 11, 2023, as well as any amendments filed with the SEC. We discuss in greater detail many of these risks and uncertainties in the sections titled “Risk Factors” in this prospectus, and incorporate by reference into this prospectus in their entirety, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and the Company’s subsequent Quarterly Reports on Form 10-Q, including the Company’s Quarterly Report on Form 10-Q for the quarter ended on March 31, 2023, filed with the SEC on May 11, 2023. These projections and forward-looking statements apply only as of the date of this prospectus. Moreover, we assume no duty and do not undertake to update the forward-looking statements, except as required by applicable law. These forward-looking statements apply only as of the date of this report. Moreover, we assume no duty and do not undertake to update the forward-looking statements, except as required by applicable law.

THE EXCHANGE OFFER

Purpose and Effect of the Exchange Offer

We issued $600,000,000 aggregate principal amount of the Restricted Notes in a transaction not requiring registration under the 1933 Act on September 16, 2022. The Restricted Notes were issued and the Exchange Notes will be issued, pursuant to a base indenture dated as of September 23, 2021 (the “Base Indenture”), and the fourth supplemental indenture, dated as of September 16, 2022, to the Base Indenture (the “Fourth Supplemental Indenture,” and together with the Base Indenture, the “Indenture”) between us and [●], as trustee (the “Trustee”). In connection with such issuance, we entered into a Registration Rights Agreement, which requires that we file this registration statement under the 1933 Act with respect to the Exchange Notes to be issued in the exchange offer and, upon the effectiveness of this registration statement, offer to you the opportunity to exchange your Restricted Notes for a like principal amount of Exchange Notes.

Under the Registration Rights Agreement, we agreed, for the benefit of the holders of the Restricted Notes, to use commercially reasonable efforts to:

•

file the Exchange Offer Registration Statement with respect to a registered offer to exchange the Restricted Notes for the Exchange Notes having terms substantially identical to the Restricted Notes being exchanged, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default;

•	cause the exchange offer registration statement to become or be declared effective by the SEC under the 1933 Act; and

•	consummate the exchange offer on the earliest practicable date after the exchange offer registration statement has been declared effective but in no event later than 365 days after the issue date.

We also agreed to keep the Exchange Offer Registration Statement effective for not less than the minimum period required under applicable federal and state securities laws to consummate the exchange offer; provided, however, that in no event shall such period be less than 20 business days after the commencement of the exchange offer. If there is a Registration Default, the interest rate borne by the affected series of Restricted Notes will increase by 0.25% per annum for the first 90-day period following the occurrence of such Registration Default and will increase by an additional 0.25% per annum with respect to the subsequent 90-day period, for a maximum of 0.50% per annum as set forth in the Registration Rights Agreement. Additional Interest due pursuant to Registration Defaults will be paid in cash on the relevant interest payment date to holders of record on the relevant regular record dates. Following the cure of all Registration Defaults relating to any particular Restricted Notes, the interest rate borne by the Restricted Notes will be reduced to the original interest rate borne by Restricted Notes; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Restricted Notes will again be increased pursuant to the foregoing provisions.

If, for any reason, the Company is not able to effect the exchange offer on or before 365 days from the issue date of the Registration Rights Agreement, upon any note holder’s request, the Company will be obligated to file a shelf registration statement covering the resale of the Notes and use its commercially reasonable efforts to cause such registration statement to be declared effective.

The Exchange Notes will be issued without a restrictive legend and, except as set forth below, you may resell or otherwise transfer them without registration under the 1933 Act. After we complete the exchange offer, our obligation to register the exchange of Exchange Notes for Restricted Notes will terminate. A copy of the Registration Rights Agreement has been filed as an exhibit to the registration statement of which this prospectus is a part.

Based on interpretations by the staff of the SEC set forth in no-action letters issued to third parties unrelated to us, including Exxon Capital Holdings Corp., SEC no-action letter (April 13, 1988), Morgan, Stanley & Co.

Inc., SEC no-action letter (June 5, 1991) and Shearman & Sterling, SEC no-action letter (July 2, 1993), subject to the limitations described in the succeeding three paragraphs, we believe that you may resell or otherwise transfer the Exchange Notes issued to you in the exchange offer without compliance with the registration and prospectus delivery requirements of the 1933 Act. Our belief, however, is based on your representations to us that:

•	you are acquiring the Exchange Notes in the ordinary course of your business;

•	you are not engaging in and do not intend to engage in a distribution of the Exchange Notes;

•	you do not have an arrangement or understanding with any person or entity to participate in the distribution of the Exchange Notes;

•	you are not our “affiliate” as that term is defined in Rule 405 under the 1933 Act;

•	you are not a broker-dealer tendering Restricted Notes acquired directly from us for your own account; and

•	you are not acting on behalf of any person that could not truthfully make these representations.

If you cannot make the representations described above, you may not participate in the exchange offer, you may not rely on the staff’s interpretations discussed above, and you must, in the absence of an exemption therefrom, comply with registration and the prospectus delivery requirements of the 1933 Act in order to resell your Restricted Notes.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. See “Plan of Distribution.”

We have not asked the staff for a no-action letter in connection with the exchange offer, however, and we cannot assure you that the staff would make a similar determination with respect to the exchange offer.

If you are not eligible to participate in the exchange offer, you can request, within 365 days of the issue date of the Registration Rights Agreement, that the Company file a “shelf” registration statement pursuant to Rule 415 under the 1933 Act. In the event that we are obligated to file a shelf registration statement, we will be required to use commercially reasonable efforts to keep the shelf registration statement effective to the extent necessary to ensure that it is available for resales of Registered Notes for a period of at least one year following the effective date of such shelf registration statement. See “—Procedures for Tendering Restricted Notes.”

Consequences of Failure to Exchange

If you do not participate or validly tender your Restricted Notes in the exchange offer:

•

you will retain your Restricted Notes that are not registered under the 1933 Act and they will continue to be subject to restrictions on transfer that are described in the legend on the Restricted Notes;

•

you will not be able to require us to register your Restricted Notes under the 1933 Act unless, as set forth above, you do not receive freely tradable Exchange Notes in the exchange offer or are not eligible to participate in the exchange offer, and we are obligated to file a shelf registration statement;

•

you will not be able to resell or otherwise transfer your Restricted Notes unless they are registered under the 1933 Act or unless you offer to resell or transfer them pursuant to an exemption under the 1933 Act; and

•	the trading market for your Restricted Notes will become more limited to the extent that other holders of Restricted Notes participate in the exchange offer.

Terms of the Exchange Offer

Upon the terms and subject to the conditions set forth in this prospectus and in the accompanying letter of transmittal, we will accept any and all Restricted Notes validly tendered and not withdrawn prior to [●] p.m., New York City time, on the expiration date of the exchange offer. We will issue $1,000 principal amount of the Exchange Notes in exchange for each $1,000 principal amount of the Restricted Notes accepted in the exchange offer. You may tender some or all of your Restricted Notes pursuant to the exchange offer; however, Restricted Notes may be tendered only in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Exchange Notes issued to you in the exchange offer will be delivered by credit to the accounts at DTC of the applicable DTC participants.

The form and terms of the Exchange Notes are substantially identical to those of the Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes (except for Restricted Notes sold pursuant to the shelf registration statement described above). The Exchange Notes will be issued under and entitled to the benefits of the same Indenture that authorized the issuance of the Restricted Notes.

As of the date of this prospectus, $600,000,000 aggregate principal amount of the Restricted Notes are outstanding and registered in the name of Cede & Co., as nominee for DTC. This prospectus, together with the letter of transmittal, is being sent to the registered holder and to others believed to have beneficial interests in the Restricted Notes. We intend to conduct the exchange offer in accordance with the applicable requirements of the Exchange Act and the rules and regulations of the SEC promulgated under the Exchange Act.

We will be deemed to have accepted validly tendered Restricted Notes if and when we have given written notice of our acceptance to [●], the exchange agent for the exchange offer. The exchange agent will act as our agent for the purpose of receiving from us the Exchange Notes for the tendering noteholders. If we do not accept any tendered Restricted Notes because of an invalid tender, the occurrence of certain other events set forth in this prospectus or otherwise, we will return such Restricted Notes by credit to the accounts at DTC of the applicable DTC participants, without expense, to the tendering noteholder as promptly as practicable after the expiration date of the exchange offer.

You will not be required to pay brokerage commissions or fees or transfer taxes, except as set forth under “—Transfer Taxes,” with respect to the exchange of your Restricted Notes in the exchange offer. We will pay all charges and expenses, other than certain applicable taxes, in connection with the exchange offer. See “—Fees and Expenses.”

Expiration Date; Extension; Amendment

The expiration date for the exchange offer will be [●] p.m., New York City time, on [●], 2023, unless we determine, in our sole discretion, to extend the exchange offer, in which case it will expire at the later date and time to which it is extended. We do not currently intend to extend the exchange offer, although we reserve the right to do so. If we extend the exchange offer, we may delay acceptance of any Restricted Notes by giving oral (any such oral notice to be promptly confirmed in writing) or written notice of the extension to the exchange agent and give each registered holder of Restricted Notes notice by means of a press release or other public announcement of any extension prior to 9:00 a.m., New York City time, on the next business day after the scheduled expiration date.

We also reserve the right, in our sole discretion:

•	to accept tendered Restricted Notes upon the expiration of the exchange offer, and extend the exchange offer with respect to untendered Restricted Notes;

•

subject to applicable law, to delay accepting any Restricted Notes, to extend the exchange offer or to terminate the exchange offer if, in our reasonable judgment, any of the conditions set forth under “—Conditions” have not been satisfied or waived, to terminate the exchange offer by giving oral (any such oral notice to be promptly confirmed in writing) or written notice of such delay or termination to the exchange agent; or

•	to amend or waive the terms and conditions of the exchange offer in any manner by complying with Rule 14e-l(d) under the Exchange Act, to the extent that rule applies.

We will notify you as promptly as we can of any extension, termination or amendment. In addition, we acknowledge and undertake to comply with the provisions of Rule 14e-l(c) under the Exchange Act, which requires us to issue the Exchange Notes, or return the Restricted Notes tendered for exchange, promptly after the termination or withdrawal of the exchange offer.

Procedures for Tendering Restricted Notes

The Restricted Notes are represented by global securities without interest coupons in fully registered form, registered in the name of Cede & Co., as nominee for DTC. Beneficial interests in the global securities are held by direct or indirect participants in DTC through certificate-less depositary interests and are shown on, and transfers of these interests are effected only through, records maintained in book-entry form by DTC with respect to its participants. You are not entitled to receive certificated Restricted Notes in exchange for your beneficial interest in these global securities except in limited circumstances described in “Description of the Exchange Notes—Book-Entry, Settlement and Clearance.”

Accordingly, you must tender your Restricted Notes pursuant to DTC’s ATOP procedures. As the DTC’s ATOP system is the only method of processing exchange offers through DTC, you must instruct a participant in DTC to transmit to the exchange agent on or prior to the expiration date for the exchange offer a computer-generated message transmitted by means of the ATOP system and received by the exchange agent and forming a part of a confirmation of book-entry transfer, in which you acknowledge and agree to be bound by the terms of the letter of transmittal, instead of sending a signed, hard copy letter of transmittal. DTC is obligated to communicate those electronic instructions to the exchange agent. To tender Restricted Notes through the ATOP system, the electronic instructions sent to DTC and transmitted by DTC to the exchange agent must contain the character by which the participant acknowledges its receipt of, and agrees to be bound by, the letter of transmittal, including the representations to us described above under “—Purpose and Effect of the Exchange Offer,” and be received by the exchange agent prior to [●] p.m., New York City time, on the expiration date.

If you hold Restricted Notes through a broker, dealer, commercial bank, trust company, other financial institution or other nominee, each referred to herein as an “intermediary,” and you wish to tender your Restricted Notes, you should contact such intermediary promptly and instruct such intermediary to tender on your behalf. So long as the Restricted Notes are in book-entry form represented by global securities, Restricted Notes may only be tendered by your intermediary pursuant to DTC’s ATOP procedures.

If you tender a Restricted Note and you do not properly withdraw the tender prior to the expiration date, you will have made an agreement with us to participate in the exchange offer in accordance with the terms and subject to the conditions set forth in this prospectus and in the letter of transmittal.

We will determine, in our sole discretion, all questions regarding the validity, form, eligibility, including time of receipt, acceptance and withdrawal of tendered Restricted Notes. Our determination will be final and binding. We reserve the absolute right to reject any and all Restricted Notes not validly tendered or any Restricted Notes our acceptance of which would, in the opinion of our counsel, be unlawful. We also reserve the right to waive any defects, irregularities or conditions of tender as to certain Restricted Notes. Our interpretation of the terms and conditions of the exchange offer, including the instructions in the letter of transmittal, will be final and binding on all parties.

You must cure any defects or irregularities in connection with tenders of your Restricted Notes within the time period that we determine unless we waive that defect or irregularity. Although we intend to notify you of defects or irregularities with respect to your tender of Restricted Notes, neither we, the exchange agent nor any other person will incur any liability for failure to give this notification. Your tender will not be deemed to have been made and your Restricted Notes will be returned to you unless otherwise provided in the letter of transmittal, as soon as practicable following the expiration of the exchange offer, if:

•	you invalidly tender your Restricted Notes;

•	you have not cured any defects or irregularities in your tender; and

•	we have not waived those defects, irregularities or invalid tender.

In addition, we reserve the right in our sole discretion to:

•	purchase or make offers for, or offer Exchange Notes for, any Restricted Notes that remain outstanding subsequent to the expiration of the exchange offer;

•	terminate the exchange offer; and

•	to the extent permitted by applicable law, purchase Restricted Notes in the open market, in privately negotiated transactions or otherwise.

The terms of any of these purchases of or offers for Restricted Notes could differ from the terms of the exchange offer.

In all cases, the issuance of Exchange Notes for Restricted Notes that are accepted for exchange in the exchange offer will be made only after timely receipt by the exchange agent of a timely book-entry confirmation of your Restricted Notes into the exchange agent’s account at DTC, a computer-generated message instead of the Letter of Transmittal, and all other required documents. If any tendered Restricted Notes are not accepted for any reason set forth in the terms and conditions of the exchange offer or if Restricted Notes are submitted for a greater principal amount than you indicate your desire to exchange, the unaccepted or non-exchanged Restricted

Notes, or Restricted Notes in substitution therefor, will be returned without expense to you by credit to the accounts at DTC of the applicable DTC participant, as promptly as practicable after rejection of tender or the expiration or termination of the exchange offer.

Book-Entry Transfer

The exchange agent will make a request to establish an account with respect to the Restricted Notes at DTC for purposes of the exchange offer after the date of this prospectus, and any financial institution that is a participant in DTC’s systems may make book-entry delivery of Restricted Notes being tendered by causing DTC to transfer such Restricted Notes into the exchange agent’s account at DTC in accordance with DTC’s procedures for transfer.

Any DTC participant wishing to tender Restricted Notes in the exchange offer (whether on its own behalf or on behalf of the beneficial owner of Restricted Notes) should transmit its acceptance to DTC sufficiently far in advance of the expiration of the exchange offer so as to permit DTC to take the following actions prior to [●] p.m., New York City time, on the expiration date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Restricted Notes into the exchange agent’s account at DTC and then send to the exchange agent a confirmation of such book-entry transfer. The confirmation of such book-entry transfer will include a confirmation that such DTC participant acknowledges and agrees (on behalf of itself and on behalf of any beneficial owner of the applicable Restricted Notes) to be bound by the letter of transmittal. All of the foregoing, together with any other required documents, must be delivered to and received by the exchange agent prior to [●] p.m., New York City time, on the expiration date.

No Guaranteed Delivery Procedures

Guaranteed delivery procedures are not available in connection with the exchange offer.

Withdrawal Rights

You may withdraw tenders of your Restricted Notes at any time prior to [●] p.m., New York City time, on the expiration date of the exchange offer.

For your withdrawal to be effective, the exchange agent must receive an electronic ATOP transmission of the notice of withdrawal at its address set forth below under “—Exchange Agent,” prior to [●] p.m., New York City time, on the expiration date.

The notice of withdrawal must:

•	specify the name and DTC account number of the DTC participant that tendered such Restricted Notes;

•	specify the principal amount of Restricted Notes to be withdrawn;

•	specify the name and account number of the DTC participant to which the withdrawn Restricted Notes should be credited; and

•	contain a statement that the holder is withdrawing its election to have the Restricted Notes exchanged.

We will determine all questions regarding the validity, form and eligibility, including time of receipt, of withdrawal notices. Our determination will be final and binding on all parties. Any Restricted Notes that have been withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer. Any Restricted Notes that have been tendered for exchange but that are withdrawn and not exchanged will be returned by credit to the account at DTC of the applicable DTC participant without cost as soon as practicable after withdrawal. Properly withdrawn Restricted Notes may be retendered by following one of the procedures described under “—Procedures for Tendering Restricted Notes” above at any time on or prior to [●] p.m., New York City time, on the expiration date.

No Appraisal or Dissenters’ Rights

You do not have any appraisal or dissenters’ rights in connection with the exchange offer.

Conditions

Notwithstanding any other provision of the exchange offer, and subject to our obligations under the Registration Rights Agreement, we will not be required to accept for exchange, or to issue Exchange Notes in exchange for, any Restricted Notes and may terminate or amend the exchange offer, if at any time before the acceptance of any Restricted Notes for exchange any one of the following events occurs:

•	any injunction, order or decree has been issued by any court or any governmental agency that would prohibit, prevent or otherwise materially impair our ability to complete the exchange offer; or

•	the exchange offer violates any applicable law or any applicable interpretation of the staff of the SEC.

These conditions are for our sole benefit, and we may assert them regardless of the circumstances giving rise to them, subject to applicable law. We also may waive in whole or in part at any time and from time to time any particular condition in our sole discretion. If we waive a condition, we may be required, in order to comply with applicable securities laws, to extend the expiration date of the exchange offer. Our failure at any time to exercise any of the foregoing rights will not be deemed a waiver of these rights, and these rights will be deemed ongoing rights which may be asserted at any time and from time to time.

In addition, we will not accept for exchange any Restricted Notes validly tendered, and no Exchange Notes will be issued in exchange for any tendered Restricted Notes, if, at the time the Restricted Notes are tendered, any stop order is threatened by the SEC or in effect with respect to the registration statement of which this prospectus is a part or the qualification of the Indenture under the Trust Indenture Act of 1939, as amended.

The exchange offer is not conditioned on any minimum principal amount of Restricted Notes being tendered for exchange.

Exchange Agent

We have appointed [●] as exchange agent for the exchange offer. Questions, requests for assistance and requests for additional copies of this prospectus, the Letter of Transmittal and other related documents should be directed to the exchange agent addressed as follows:

[●], as Exchange Agent

By Registered or Certified Mail, Overnight Delivery on or before

[●] New York City Time on the Expiration Date:

[●]

Attn: [●]

For Information or Confirmation by Telephone Call:

[●]

By Email or Facsimile Transmission (for Eligible Institutions only):

Email: [●]

Facsimile: [●]

DELIVERY OF A LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF SUCH LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

The exchange agent also acts as the Trustee under the Indenture.

Fees and Expenses

We will not pay brokers, dealers or others soliciting acceptances of the exchange offer. The principal solicitation is being made by mail. Additional solicitations, however, may be made in person, by email or by telephone by our officers and employees.

We will pay the estimated cash expenses to be incurred in connection with the exchange offer. These are estimated in the aggregate to be approximately $[●], which includes fees and expenses of the exchange agent and accounting, legal, printing and related fees and expenses.

Transfer Taxes

You will not be obligated to pay any transfer taxes in connection with a tender of your Restricted Notes unless Exchange Notes are to be registered in the name of, or Restricted Notes (or any portion thereof) not tendered or not accepted in the exchange offer are to be returned to, a person other than the registered tendering holder of the Restricted Notes, in which event the registered tendering holder will be responsible for the payment of any applicable transfer tax. In addition, tendering holders will be responsible for any transfer tax imposed for any reason other than the transfer of Restricted Notes to, or upon the order of, the Company pursuant to the exchange offer.

Accounting Treatment

We will not recognize any gain or loss for accounting purposes upon the consummation of the exchange offer. We will amortize the expense of the exchange offer over the term of the Exchange Notes under generally accepted accounting principles in the United States of America (“GAAP”).

DESCRIPTION OF THE EXCHANGE NOTES

We issued the Restricted Notes, and will issue the Exchange Notes, under the Base Indenture and the Fourth Supplemental Indenture. The terms of the Exchange Notes include those expressly set forth in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”).

The following description is a summary of the material provisions of the Notes and the Indenture and does not purport to be complete. This summary is subject to and is qualified by reference to all the provisions of the Notes and the Indenture, including the definitions of certain terms used in the Indenture. We urge you to read these documents because they, and not this description, define your rights as a holder of the Notes.

For purposes of this description, references to “we,” “our” and “us” refer only to the Company and not to any of its current or future subsidiaries and references to “subsidiaries” refer only to our consolidated subsidiaries and exclude any investments held by the Company in the ordinary course of business which are not, under GAAP, consolidated on the financial statements of the Company and its subsidiaries.

General

The Restricted Notes are, and the Exchange Notes will be our direct, general unsecured obligations ranking equally in right of payment with all of our other senior unsecured indebtedness from time to time outstanding. The Restricted Notes are, and the Exchange Notes will be, issued in an aggregate principal amount of $600,000,000. The Notes will mature on September 16, 2027, unless previously redeemed or repurchased in full by us as provided below under “—Optional Redemption” or “—Offer to Repurchase Upon a Change of Control Repurchase Event.” The Exchange Notes and the Restricted Notes that remain outstanding after the exchange offer will be a single series under the Indenture.

The Restricted Notes bear, and the Exchange Notes will bear, interest at the rate of 7.750% per annum from September 16, 2022, to the stated maturity or date of earlier redemption. Interest on the Notes will be payable semi-annually in arrears on March 16 and September 16 of each year, beginning on March 16, 2023 (if an interest payment date falls on a day that is not a business day, then the applicable interest payment will be made on the next succeeding business day and no additional interest will accrue as a result of such delayed payment), to the persons in whose names such notes were registered at 5:00 p.m. New York City time (the “close of business”) on the immediately preceding March 1 and September 1 (whether or not a business day), respectively. The term “business day” means, with respect to any of the Notes, any day other than a Saturday, a Sunday or a day on which banking institutions in New York or the city in which the corporate trust office of the trustee is located are authorized or obligated by law or executive order to close.

Interest payments in respect of the Notes will equal the amount of interest accrued from and including the immediately preceding interest payment date in respect of which interest has been paid or duly provided for (or from and including the date of issue, if no interest has been paid or duly provided for with respect to the Notes), to, but excluding, the applicable interest payment date or stated maturity date or date of early redemption, as the case may be. Interest on the Notes will be computed on the basis of a 360-day year comprised of twelve 30-day months.

We issued the Restricted Notes initially in the aggregate principal amount of $600,000,000. The Indenture does not limit the amount of debt that may be issued by us or our subsidiaries under the Indenture or otherwise but does contain a covenant regarding our asset coverage that would have to be satisfied at the time of incurrence of additional indebtedness. See “—Covenants”. The Indenture does not contain any financial covenants and does not restrict us from paying dividends or issuing or repurchasing our other securities. Other than restrictions and other provisions described under “Offer to Repurchase Upon a Change of Control Repurchase Event” and “Merger, Consolidation or Sale of Assets” below, the Indenture does not contain any covenants or other provisions designed to afford holders of the Notes protection in the event of a highly leveraged transaction involving us or in the event of a decline in our credit rating as the result of a takeover, recapitalization, highly leveraged transaction or similar restructuring involving us that could adversely affect such holders. We may, without the consent of the holders, issue additional Notes under the Indenture with the same terms (except for the issue date, offering price and, if applicable, the initial interest payment date) and with the same CUSIP numbers as the Notes offered hereby in an unlimited aggregate principal amount; provided that such additional Notes must either be issued in a “qualified reopening” for U.S. federal income tax purposes, with no more than a de minimis amount of original issue discount, or otherwise be part of the same issue as the Notes offered hereby for U.S. federal income tax purposes.

We do not intend to list the Notes on any securities exchange or any automated dealer quotation system.

Payments on the Notes; Paying Agent and Registrar; Transfer and Exchange

We will pay the principal of, and interest on, the Notes in global form registered in the name of or held by DTC or its nominee in immediately available funds to DTC or its nominee, as the case may be, as the registered holder of such Global Note (as defined below). Payment of principal of (and premium, if any) and any such interest on the Notes will be made at the corporate trust office of the paying agent, which initially shall be the trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, in the case of notes that are not in global form, at our option payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the security register.

A holder of Notes may transfer or exchange Notes at the office of the registrar in accordance with the Indenture. A holder may be required, among other things, to furnish appropriate endorsements and transfer documents. No service charge will be imposed by us, the trustee or the registrar for any registration of transfer or exchange of Notes, but we may require a holder to pay a sum sufficient to cover any transfer tax or other similar governmental charge required by law or permitted by the Indenture. The registered holder of a Note will be treated as its owner for all purposes.

Ranking

The Notes will be our direct, general unsecured obligations that will rank:

•	senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the Notes;

•

in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the Notes, including, without limitation the September 2026 Notes, of which $[●] million was outstanding as of [●], 2023, the February 2027 Notes, of which $[●] million was outstanding as of [●], 2023, and the March 2025 Notes, of which $[●] million was outstanding as of [●], 2023;

•

effectively subordinated, or junior, to any of our existing and future secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under the Revolver, of which approximately $ [●] million was outstanding as of [●], 2023; and

•

structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities, including, without limitation, borrowings under our SPV Asset Facility I, of which approximately $[●] million was outstanding as of [●], 2023, our SPV Asset Facility II, of which approximately $[●] billion was outstanding as of [●], 2023, our SPV Asset Facility III, of which approximately $[●] million was outstanding as of [●], 2032, our SPV Asset Facility IV, of which approximately $ [●] million was outstanding as of [●], 2023, our SPV Asset Facility V, of which approximately $[●] million was outstanding as of [●], 2023, and CLO VIII and CLO XI, of which approximately $[●] million and $[●] million, respectively, was outstanding as of [●], 2023.

As of [●], 2023, we had approximately $[●] billion of debt outstanding, approximately $[●] billion of which was indebtedness secured primarily by assets of our subsidiaries. Our capitalization will not change as a result of issuing the Exchange Notes. See “Use of Proceeds.”

In the event of our bankruptcy, liquidation, reorganization or other winding up, our assets that secure secured debt will be available to pay obligations on the Notes only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all the Notes then outstanding.

Optional Redemption

We may redeem some or all of the Notes at any time, or from time to time.

Prior to the Par Call Date, we may redeem the Notes at our option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by us in accordance with the following two paragraphs.

The Treasury Rate shall be determined by us after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, we shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, we shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, we shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, we shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Our actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed. In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original note. For so long as the Notes are held by DTC (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary. Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act.

Unless we default in payment of the redemption price, on and after the redemption date interest will cease to accrue on the notes or portions thereof called for redemption.

Offer to Repurchase Upon a Change of Control Repurchase Event

If a Change of Control Repurchase Event occurs with respect to the Notes, unless we have exercised our right to redeem the Notes in full, we will make an offer to each holder of the Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 principal amount there above) of that holder’s Notes at a repurchase price in cash equal to 100% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the date of purchase. Within 30 days following any Change of Control Repurchase Event or, at our option, prior to any Change of Control, but after the public announcement of the Change of Control, we will send a notice to each holder and the trustee describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event with respect to the Notes and offering to repurchase the Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is sent. The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event with respect to the Notes occurring on or prior to the payment date specified in the notice. We will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, we will comply with the applicable securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

On the Change of Control Repurchase Event payment date, subject to extension if necessary to comply with the provisions of the 1940 Act, we will, to the extent lawful:

(1)	accept for payment all Notes or portions of Notes properly tendered pursuant to our offer;

(2)	deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(3)	deliver or cause to be delivered to the trustee the Notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of Notes being purchased by us.

The paying agent will promptly remit to each holder of Notes properly tendered the purchase price for the Notes, and the trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new Notes equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

We will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes an offer in respect of the Notes in the manner, at the times and otherwise in compliance with the requirements for an offer made by us and such third party purchases all Notes properly tendered and not withdrawn under its offer.

The source of funds that will be required to repurchase Notes in the event of a Change of Control Repurchase Event will be our available cash or cash generated from our operations or other potential sources, including funds provided by a purchaser in the Change of Control transaction, borrowings, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. For a general discussion of our indebtedness, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” in our Form 10-Q for the quarter ended March 31, 2023, filed with the SEC on May 11, 2023. Before making any such repurchase of Notes, we would have to comply with any applicable restrictions in our debt instruments at the time. If the holders of the Notes exercise their right to require us to repurchase Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our existing or future debt instruments, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes or our other debt. See “Risk Factors—Risks Relating to the Exchange Notes—We may not be able to repurchase the Exchange Notes upon a Change of Control Repurchase Event”.

The definition of “Change of Control” includes a phrase relating to the direct or indirect sale, transfer, conveyance or other disposition of “all or substantially all” of our properties or assets and those of our subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise, established definition of the phrase under applicable law. Accordingly, the ability of a holder of Notes to require us to repurchase the Notes as a result of a sale, transfer, conveyance or other disposition of less than all of our assets and the assets of our subsidiaries taken as a whole to another person or group may be uncertain.

For purposes of the Notes:

“Below Investment Grade Rating Event” means the Notes are downgraded below Investment Grade by all four Rating Agencies on any date from the date of the public notice of an arrangement that results in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by either of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event under the Indenture) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply does not announce or publicly confirm or inform us in writing that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following:

(1)

the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation) in one or a series of related transactions, of all or substantially all of the assets of the Company and its Controlled Subsidiaries taken as a whole to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act), other than to any Permitted Holders; provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of the Company or its Controlled Subsidiaries shall not be deemed to be any such sale, lease, transfer, conveyance or disposition;

(2)

the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) (other than any Permitted Holders) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of the Company, measured by voting power rather than number of shares; or

(3)	the approval by the Company’s stockholders of any plan or proposal relating to the liquidation or dissolution of the Company.

“Change of Control Repurchase Event” means the occurrence of a Change of Control and a Below Investment Grade Rating Event.

“Controlled Subsidiary” means any subsidiary of the Company, 50% or more of the outstanding equity interests of which are owned by the Company and its direct or indirect subsidiaries and of which the Company possesses, directly or indirectly, the power to direct or cause the direction of the management or policies, whether through the ownership of voting equity interests, by agreement or otherwise.

“DBRS” means DBRS, Inc. or any successor thereto.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s), BBB- or better by S&P (or its equivalent under any successor rating categories of S&P), BBB- or better by KBRA (or its equivalent under any successor rating categories of KBRA) and BBB (low) or better by DBRS (or its equivalent under any successor rating categories of DBRS) (or if such Rating Agency ceases to rate the Notes for reasons outside of our control, the equivalent investment grade credit rating from any Rating Agency selected by us as a replacement Rating Agency).

“KBRA” means Kroll Bond Rating Agency or any successor thereto.

“Moody’s” means Moody’s Investor Services, Inc. or any successor thereto.

“Permitted Holders” means (i) us, (ii) one or more of our Controlled Subsidiaries and (iii) Owl Rock Capital Advisors LLC, any affiliate of Owl Rock Capital Advisors LLC that is organized under the laws of a jurisdiction located in the United States of America and in the business of managing or advising clients.

“Rating Agency” means:

(1)	each of Moody’s, S&P, KBRA and DBRS; and

(2)

if any of Moody’s, S&P, KBRA or DBRS ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of our control, a “nationally recognized statistical rating organization” as defined in Section (3)(a)(62) of the Exchange Act selected by us as a replacement agency for Moody’s, S&P, KBRA and/or DBRS, as the case may be.

“S&P” means S&P Global Ratings or any successor thereto.

“Voting Stock” as applied to stock of any person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

Merger, Consolidation or Sale of Assets

The Indenture provides that we will not merge or consolidate with or into any other person (other than a merger of a wholly owned subsidiary into us), or sell, transfer, lease, convey or otherwise dispose of all or substantially all our property (provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of the Company or its subsidiaries shall not be deemed to be any such sale, transfer, lease, conveyance or disposition; and provided further that this covenant shall not apply to any sale, transfer, lease, conveyance, or other disposition of all or substantially all of the Company’s property to a wholly owned subsidiary of the Company) in any one transaction or series of related transactions unless:

•

we are the surviving person (the “Surviving Person”) or the Surviving Person (if other than us) formed by such merger or consolidation or to which such sale, transfer, lease, conveyance or disposition is made shall be a corporation or limited liability company organized and existing under the laws of the United States of America or any state or territory thereof;

•

the Surviving Person (if other than us) expressly assumes, by supplemental indenture in form reasonably satisfactory to the trustee, executed and delivered to the trustee by such Surviving Person, the due and punctual payment of the principal of, and premium, if any, and interest on, all the Notes outstanding, and the due and punctual performance and observance of all the covenants and conditions of the Indenture and Registration Rights Agreement to be performed by us;

•	immediately before and immediately after giving effect to such transaction or series of related transactions, no default or event of default shall have occurred and be continuing; and

•

we shall deliver, or cause to be delivered, to the trustee, an officers’ certificate and an opinion of counsel, each stating that such transaction and the supplemental indenture, if any, in respect thereto, comply with this covenant, and that all conditions precedent in the Indenture relating to such transaction have been complied with.

For the purposes of this covenant, the sale, transfer, lease, conveyance or other disposition of all the property of one or more of our subsidiaries, which property, if held by us instead of such subsidiaries, would constitute all or substantially all of our property on a consolidated basis, shall be deemed to be the transfer of all or substantially all of our property.

Although there is a limited body of case law interpreting the phrase “substantially all”, there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve “all or substantially all” of the properties or assets of a person. As a result, it may be unclear as to whether the merger, consolidation or sale of assets covenant would apply to a particular transaction as described above absent a decision by a court of competent jurisdiction. Although these types of transactions are permitted under the Indenture, certain of the foregoing transactions could constitute a Change of Control that results in a Change of Control Repurchase Event permitting each holder to require us to repurchase the Notes of such holder as described above.

An assumption by any person of obligations under the Notes and the Indenture might be deemed for U.S. federal income tax purposes to be an exchange of the Notes for new Notes by the holders thereof, resulting in recognition of gain or loss for such purposes and possibly other adverse tax consequences to the holders. Holders should consult their own tax advisors regarding the tax consequences of such an assumption.

Covenants

In addition to the covenants described in the Base Indenture, the following covenants shall apply to the Notes.

•

We agree that for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject thereto, Section 18(a)(1)(A) as modified by Section 61(a) of the 1940 Act or any successor provisions, but giving effect, in either case, to any exemptive relief granted to us by the SEC.

•

If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with GAAP, as applicable. Delivery of such financial statements to the trustee is for informational purposes only and the trustee’s receipt of such shall not constitute actual or constructive notice of any information contained therein or determinable from information contained therein, including our compliance with any of our covenants under the Indenture (as to which the trustee is entitled to rely exclusively on officers’ certificates).

Modification or Waiver

There are three types of changes we can make to the Indenture and the Notes issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your Notes without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on the Notes;

•	reduce any amounts due on the Notes;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default or upon redemption of a Note or the amount provable in bankruptcy;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in this prospectus) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	modify the subordination provisions in the Indenture in a manner that is adverse to outstanding holders of the Notes;

•	reduce the percentage of holders of the Notes whose consent is needed to modify or amend the Indenture;

•	reduce the percentage of holders of the Notes whose consent is needed to waive compliance with certain provisions of the Indenture or to waive certain defaults;

•

modify certain of the provisions of the Indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the Notes. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the Indenture,

and certain other changes that would not adversely affect holders of the outstanding Notes in any material respect, including adding additional covenants or event of default. We also do not need any approval to make any change that affects only Notes to be issued under the Indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the Indenture and the Notes would require the following approval:

•	If the change affects only the Notes, it must be approved by the holders of a majority in principal amount of the Notes.

•

If the change affects more than one series of debt securities issued under the same Indenture, it must be approved by the holders of a majority in aggregate principal amount of all of the debt securities affected by the change.

The holders of a majority in principal amount of a series of debt securities issued under the Indenture, or all series, voting together as one class for this purpose, may waive our compliance with some of our covenants in the Indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval”.

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to the Notes:

The Notes will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. The Notes will also not be eligible to vote if they have been fully defeased as described later under “—Defeasance—Legal Defeasance”.

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding Indenture securities that are entitled to vote or take other action under the Indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding Indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the Indenture or the Notes or request a waiver.

Events of Default

Each of the following is an event of default:

(1)	default in the payment of any interest upon any Notes when due and payable and the default continues for a period of 30 days;

(2)	default in the payment of any interest upon any Notes when due and payable and the default continues for a period of 30 days;

(3)

our failure for 60 consecutive days after written notice from the trustee or the holders of at least 25% in principal amount of the Notes then outstanding to us and the trustee, as applicable, has been received to comply with any of our other agreements contained in the Notes or Indenture;

(4)

default by us or any of our significant subsidiaries, as defined in Article 1, Rule 1-02 of Regulation S-X under the Exchange Act (but excluding any subsidiary which is (a) a non-recourse or limited recourse subsidiary, (b) a bankruptcy remote special purpose vehicle or (c) not consolidated with the Company for purposes of GAAP), with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $100 million in the aggregate of us and/or any such subsidiary, whether such indebtedness now exists or shall hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, unless, in either case, such indebtedness is discharged, or such acceleration is rescinded, stayed or annulled, within a period of 30 calendar days after written notice of such failure is given to us by the trustee or to us and the trustee by the holders of at least 25% in aggregate principal amount of the Notes then outstanding;

(5)

pursuant to Section 18(a)(1)(C)(ii) and Section 61 of the 1940 Act, or any successor provisions, on the last business day of each of 24 consecutive calendar months, any class of securities shall have an asset coverage (as such term is used in the 1940 Act) of less than 100%, giving effect to any amendments to such provisions of the 1940 Act or to any exemptive relief granted to us by the SEC; and

(6)	certain events of bankruptcy, insolvency, or reorganization involving us occur and remain undischarged or unstayed for a period of 90 consecutive days.

If an event of default occurs and is continuing, then and in every such case (other than an event of default specified in item (6) above) the trustee or the holders of at least 25% in principal amount of the outstanding Notes may declare the entire principal amount of all outstanding Notes to be due and immediately payable, by a notice in writing to us (and to the trustee if given by the holders), and upon any such declaration such principal shall become immediately due and payable. Notwithstanding the foregoing, in the case of the events of bankruptcy, insolvency or reorganization described in item (6) above, 100% of the principal of and accrued and unpaid interest on the Notes will automatically become due and payable.

At any time after a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the trustee, the holders of a majority in principal amount of the outstanding Notes, by written notice to us and the trustee, may rescind and annul such declaration and its consequences if (i) we have paid or deposited with the trustee a sum sufficient to pay all overdue installments of interest, if any, on all outstanding Notes, the principal of (and premium, if any, on) all outstanding Notes that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Notes, to the extent that payment of such interest is lawful interest upon overdue installments of interest at the rate or rates borne by or provided for in such Notes, and all sums paid or advanced by the trustee and the reasonable compensation, expenses, disbursements and advances of the trustee, its agents and counsel, and (ii) all events of default with respect to the Notes, other than the nonpayment of the principal of (or premium, if any, on) or interest on such Notes that have become due solely by such declaration of acceleration, have been cured or waived. No such rescission will affect any subsequent default or impair any right consequent thereon.

No holder of Notes will have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy under the Indenture, unless:

(i)	such holder has previously given written notice to the trustee of a continuing event of default with respect to the Notes;

(ii)	the holders of not less than 25% in principal amount of the outstanding Notes shall have made written request to the trustee to institute proceedings in respect of such event of default;

(iii)	such holder or holders have offered to the trustee security or indemnity satisfactory to the trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

(iv)	the trustee for 60 days after its receipt of such notice, request and offer of security or indemnity has failed to institute any such proceeding; and

(v)	no direction inconsistent with such written request has been given to the trustee during such 60-day period by the holders of a majority in principal amount of the outstanding Notes.

Notwithstanding any other provision in the Indenture, the holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, on) and interest, if any, on such Note on the stated maturity or maturity expressed in such Note (or, in the case of redemption, on the redemption date or, in the case of repayment at the option of the holders, on the repayment date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such holder.

The trustee shall be under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request or direction of any of the holders of the Notes unless such holders shall have offered to the trustee security or indemnity satisfactory to the trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction. Subject to the foregoing, the holders of a majority in principal amount of the outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to the Notes, provided that (i) such direction shall not be in conflict with any rule of law or with this Indenture, (ii) the trustee may take any other action deemed proper by the trustee that is not inconsistent with such direction and (iii) the trustee need not take any action that may involve it in personal liability or be unjustly prejudicial (it being understood that the trustee does not have an affirmative duty to ascertain whether or not any such directions are unduly prejudicial to such holders) to the holders of Notes not consenting.

The holders of not less than a majority in principal amount of the outstanding Notes may on behalf of the holders of all of the Notes waive any past default under the Indenture with respect to the Notes and its consequences, except a default (i) in the payment of (or premium, if any, on) or interest, if any, on any of the Notes, or (ii) in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the holder of each outstanding Note affected. Upon any such waiver, such default shall cease to exist, and any event of default arising therefrom shall be deemed to have been cured, for every purpose, but no such waiver shall extend to any subsequent or other default or event of default or impair any right consequent thereto.

We are required to deliver to the trustee, within 120 days after the end of each fiscal year, an officers’ certificate stating that to the knowledge of the signers whether we are in default in the performance of any of the terms, provisions or conditions of the Indenture.

Within 90 days after the occurrence of any default under the Indenture with respect to the Notes, the trustee shall transmit notice of such default actually known to a responsible officer of the trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any, on) or interest, if any, on any of the Notes, the trustee shall be protected in withholding such notice if and so long as it in good faith determines that withholding of such notice is in the interest of the holders of the Notes.

Satisfaction and Discharge

We may satisfy and discharge our obligations under the Indenture by delivering to the securities registrar for cancellation all outstanding Notes or by depositing with the trustee, in trust, funds in U.S. dollars in an amount sufficient to pay all of the outstanding Notes after the Notes have become due and payable or will become due and payable within one year (or scheduled for redemption within one year). Such discharge is subject to terms contained in the Indenture.

Defeasance

The Notes will be subject to covenant defeasance and legal defeasance.

Covenant Defeasance

If certain conditions are satisfied, we can make the deposit described below and be released from some of the restrictive covenants in the Indenture under which the Notes were issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your Notes. In order to achieve covenant defeasance, we must do the following:

•

Deposit in trust for the benefit of all holders of the Notes a combination of money and United States government or United States government agency notes or bonds that will generate enough cash, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants, to make interest, principal and any other payments on the Notes on their various due dates.

•

Deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to recognize income, gain, or loss for U.S. federal income tax purposes as a result of such covenant defeasance or to be taxed on the Notes any differently than if we did not make the deposit and repaid the Notes at maturity.

•	Deliver to the trustee a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplished covenant defeasance, you can still look to us for repayment of the Notes if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the Notes became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Legal Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the Notes (called “defeasance” or “legal defeasance”) if we put in place the following other arrangements for you to be repaid:

•

We must deposit in trust for the benefit of all holders of the Notes a combination of money and United States government or United States government agency notes or bonds that will generate enough cash, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants, to make interest, principal and any other payments on the Notes on their various due dates.

•

We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to recognize income, gain, or loss for U.S. federal income tax purposes as a result of such defeasance or to be taxed on the Notes any differently than if we did not make the deposit and repaid the Notes at maturity. Under current U.S. federal tax law, the deposit and our legal release from the Notes would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your Notes and you would recognize gain or loss on the Notes at the time of the deposit.

•	We must deliver to the trustee a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever accomplished legal defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the Notes. You could not look to us for repayment in the unlikely event of any shortfall.

Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent.

Trustee

[●] is the trustee, security registrar and paying agent. [●] in each of its capacities, including without limitation as trustee, security registrar and paying agent, assumes no responsibility for the accuracy or completeness of the information concerning us or our affiliates or any other party contained in this prospectus or the related documents or for any failure by us or any other party to disclose events that may have occurred and may affect the significance or accuracy of such information, or for any information provided to it by us, including but not limited to settlement amounts and any other information. Neither the trustee nor any paying agent shall be responsible for determining whether any Change of Control or Below Investment Grade Rating Event has occurred and whether any Change of Control offer with respect to the Notes is required.

Resignation and Removal of Trustee

The trustee may resign or be removed with respect to the Notes provided that a successor trustee is appointed to act with respect to the Notes. In the event that two or more persons are acting as trustee with respect to different series of Indenture securities under the Indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Governing Law

The Indenture provides that it and the Notes shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws that would cause the application of laws of another jurisdiction.

Book-Entry, Settlement and Clearance

Global Notes

The Notes will be initially issued in the form of one or more registered Notes in global form, without interest coupons (the “Global Notes”). Upon issuance, each of the Global Notes will be deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., as nominee of DTC.

Ownership of beneficial interests in a Global Note will be limited to persons who have accounts with DTC (“DTC participants”) or persons who hold interests through DTC participants. We expect that under procedures established by DTC:

•

upon deposit of a Global Note with DTC’s custodian, DTC will credit portions of the principal amount of the Global Note to the accounts of the DTC participants designated by the initial purchasers; and

•

ownership of beneficial interests in a Global Note will be shown on, and transfer of ownership of those interests will be effected only through, records maintained by DTC (with respect to interests of DTC participants) and the records of DTC participants (with respect to other owners of beneficial interests in the Global Note).

Beneficial interests in Global Notes may not be exchanged for Notes in physical, certificated form except in the limited circumstances described below.

Book-Entry Procedures for Global Notes

All interests in the Global Notes will be subject to the operations and procedures of DTC. We provide the following summary of those operations and procedures solely for the convenience of investors. The operations and procedures of DTC are controlled by that settlement system and may be changed at any time. Neither we, the trustee nor the initial purchasers are responsible for those operations or procedures. DTC has advised us that it is:

•	a limited purpose trust company organized under the laws of the State of New York;

•	a “banking organization” within the meaning of the New York State Banking Law;

•	a member of the Federal Reserve System;

•	a “clearing corporation” within the meaning of the Uniform Commercial Code; and

•	a “clearing agency” registered under Section 17A of the Exchange Act.

DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes to the accounts of its participants. DTC’s participants include securities brokers and dealers, including the initial purchasers; banks and trust companies; clearing corporations and other organizations. Indirect access to DTC’s system is also available to others such as banks, brokers, dealers and trust companies; these indirect participants clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. Investors who are not DTC participants may beneficially own securities held by or on behalf of DTC only through DTC participants or indirect participants in DTC.

So long as DTC’s nominee is the registered owner of a Global Note, that nominee will be considered the sole owner or holder of the Notes represented by that Global Note for all purposes under the Indenture. Except as provided below, owners of beneficial interests in a Global Note:

•	will not be entitled to have Notes represented by the Global Note registered in their names;

•	will not receive or be entitled to receive physical, certificated Notes; and

•

will not be considered the owners or holders of the Notes under the Indenture for any purpose, including with respect to receiving notices or the giving of any direction, instruction or approval to the trustee under the Indenture.

As a result, each investor who owns a beneficial interest in a Global Note must rely on the procedures of DTC to exercise any rights of a holder of Notes under the Indenture (and, if the investor is not a participant or an indirect participant in DTC, on the procedures of the DTC participant through which the investor owns its interest).

Payments of principal and interest with respect to the Notes represented by a Global Note will be made by the trustee to DTC’s nominee as the registered holder of the Global Note. Neither we nor the trustee will have any responsibility or liability for the payment of amounts to owners of beneficial interests in a Global Note, for any aspect of the records relating to or payments made on account of those interests by DTC, or for maintaining, supervising or reviewing any records of DTC relating to those interests.

Payments by participants and indirect participants in DTC to the owners of beneficial interests in a Global Note will be governed by standing instructions and customary industry practice and will be the responsibility of those participants or indirect participants and DTC.

Cross-market transfers of beneficial interests in Global Notes between DTC participants, on the one hand, and Euroclear or Clearstream participants, on the other hand, will be effected within DTC through the DTC participants that are acting as depositaries for Euroclear and Clearstream. To deliver or receive an interest in a Global Note held in a Euroclear or Clearstream account, an investor must send transfer instructions to Euroclear or Clearstream, as the case may be, under the rules and procedures of that system and within the established deadlines of that system. If the transaction meets its settlement requirements, Euroclear or Clearstream, as the case may be, will send instructions to its DTC depositary to take action to effect final settlement by delivering or receiving interests in the relevant Global Notes in DTC, and making or receiving payment under normal procedures for same-day funds settlement applicable to DTC. Euroclear and Clearstream participants may not deliver instructions directly to the DTC depositaries that are acting for Euroclear or Clearstream.

Because the settlement of cross-market transfers takes place during New York business hours, DTC participants may employ their usual procedures for sending securities to the applicable DTC participants acting as depositaries for Euroclear and Clearstream. The sale proceeds will be available to the DTC participant seller on the settlement date. Thus, to a DTC participant, a cross-market transaction will settle no differently from a trade between two DTC participants. Because of time zone differences, the securities account of a Euroclear or Clearstream participant that purchases an interest in a Global Note from a DTC participant will be credited on the business day for Euroclear or Clearstream immediately following the DTC settlement date. Cash received in Euroclear or Clearstream from the sale of an interest in a Global Note to a DTC participant will be reflected in the account of the Euroclear of Clearstream participant the following business day, and receipt of the cash proceeds in the Euroclear or Clearstream participant’s account will be back-valued to the date on which settlement occurs in New York. DTC, Euroclear and Clearstream have agreed to the above procedures to facilitate transfers of interests in the Global Notes among participants in those settlement systems. However, the settlement systems are not obligated to perform these procedures and may discontinue or change these procedures at any time. Neither we nor the trustee will have any responsibility or liability for the performance by DTC, Euroclear or Clearstream or their participants or indirect participants of their obligations under the rules and procedures governing their operations, including maintaining, supervising or reviewing the records relating to, or payments made on account of, beneficial ownership interests in Global Notes.

Transfers between participants in DTC will be effected under DTC’s procedures and will be settled in same-day funds.

Certificated Notes

Notes in physical, certificated form will be issued and delivered to each person that DTC identifies as a beneficial owner of the related Notes only if:

•	DTC notifies us at any time that it is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within 90 days;

•	DTC ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days; or

•	an event of default with respect to the Notes has occurred and is continuing and such beneficial owner requests that its Notes be issued in physical, certificated form.

USE OF PROCEEDS

We will not receive any cash proceeds from the issuance of the Exchange Notes pursuant to the exchange offer. In consideration for issuing the Exchange Notes as contemplated in this prospectus, we will receive in exchange a like principal amount of Restricted Notes, the terms of which are substantially identical to the Exchange Notes. The Restricted Notes surrendered in exchange for the Exchange Notes will be retired and cancelled and cannot be reissued. Accordingly, the issuance of the Exchange Notes will not result in any change in our capitalization. We have agreed to bear the expenses of the exchange offer. These expenses are estimated to be approximately $ [ ● ] in the aggregate, which includes fees and expenses of the exchange agent and accounting, legal, printing and related fees and expenses. No underwriter is being used in connection with the exchange offer.

FINANCIAL HIGHLIGHTS

The information in “Item 8. Consolidated Financial Statements and Supplementary Data – Notes to Consolidated Financial Statements – Note 11. Financial Highlights” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and “Item 1. Consolidated Financial Statements – Notes to Consolidated Financial Statements – Note 11. Financial Highlights” of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 10, 2023, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I, Item 2 of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, filed with the SEC on May 11, 2023, is incorporated herein by reference.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The information in “Quantitative and Qualitative Disclosures About Market Risk” in Part II, Item 7A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 10, 2023, and “Quantitative and Qualitative Disclosures About Market Risk” in Part I, Item 3 of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, filed with the SEC on May 11, 2023, is incorporated herein by reference.

BUSINESS

The information in “Financial Statements and Supplementary Data” in Part II, Item 8 and “Business” in Part I, Item 1 of the our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 10, 2023, is incorporated herein by reference.

FINANCIAL STATEMENTS

The information in “Financial Statements and Supplementary Data” in Part II, Item 8 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 10, 2023, and “Financial Statements” in Part I, Item 1 of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, filed with the SEC on May 11, 2023, is incorporated herein by reference.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of the end of the fiscal quarter ended March 31, 2023 and the fiscal years ended December 31, 2022, December 31, 2021 and December 31, 2020. The report of our independent registered public accounting firm on the senior securities table as of December 31, 2022, is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in millions)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Promissory Note(5)
March 31, 2023 (unaudited)	$—	$—	—	N/A
December 31, 2022	$—	$—	—	N/A
December 31, 2021	$—	$—	—	N/A
December 31, 2020	$10.0	$2,226.8	—	N/A
SPV Asset Facility I
March 31, 2023 (unaudited)	$500.4	$1,953.6	—	N/A
December 31, 2022	$440.4	$1,927.2	—	N/A
December 31, 2021	$301.3	$1,998.5	—	N/A
SPV Asset Facility II
March 31, 2023 (unaudited)	$1,538.0	$1,953.6	—	N/A
December 31, 2022	$1,538.0	$1,927.2	—	N/A
December 31, 2021	$446.0	$1,998.5	—	N/A
SPV Asset Facility III
March 31, 2023 (unaudited)	$555.0	$1,953.6	—	N/A
December 31, 2022	$555.0	$1,927.2	—	N/A
SPV Asset Facility IV
March 31, 2023 (unaudited)	$465.0	$1,953.6	—	N/A
December 31, 2022	$465.0	$1,927.2	—	N/A
SPV Asset Facility V
March 31, 2023 (unaudited)	$20.0	$1,953.6	—	N/A
CLO VIII
March 31, 2023 (unaudited)	$290.0	$1,953.6	—	N/A
December 31, 2022	$290.0	$1,927.2	—	N/A
Revolving Credit Facility
March 31, 2023 (unaudited)	$672.8	$1,953.6	—	N/A
December 31, 2022	$302.3	$1,927.2	—	N/A
December 31, 2021	$451.2	$1,998.5	—	N/A
September 2026 Notes
March 31, 2023 (unaudited)	$350.0	$1,953.6	—	N/A
December 31, 2022	$350.0	$1,927.2	—	N/A
December 31, 2021	$350.0	$1,998.5	—	N/A
February 2027 Notes
March 31, 2023 (unaudited)	$500.0	$1,953.6	—	N/A
December 31, 2022	$500.0	$1,927.2	—	N/A
September 2027 Notes
March 31, 2023 (unaudited)	$600.0	$1,953.6	—	N/A
December 31, 2022	$600.0	$1,927.2	—	N/A
March 2025 Notes
March 31, 2023 (unaudited)	$500.0	$1,953.6	—	N/A
December 31, 2022	$500.0	$1,927.2	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)

Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(3)

The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “—” in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)	Average market value per unit not applicable because the senior securities are not registered for public trading.
(5)	Facility was terminated in June 2022.

PORTFOLIO COMPANIES

The following table sets forth certain information regarding each of the portfolio companies in which we had a debt or equity investment as of [ ● ], 2023. We offer to make available significant managerial assistance to our portfolio companies. We may receive rights to observe the meetings of our portfolio companies’ board of directors. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments. As of [ ● ], 2023, we did not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned 25.0% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned five percent or more of its voting securities.

Company	Industry	Investment	Interest	Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
Global Music Rights, LLC 907 Westwood Boulevard, Los Angeles, CA, 90024 (1)(3)	Advertising and media	First lien senior secured loan	L +5.50%	8/28/2028	0.00%	83,320	81,960	83,321	1.40%
Global Music Rights, LLC 907 Westwood Boulevard, Los Angeles, CA, 90024 (1)(3)(13)	Advertising and media	First lien senior secured revolving loan	L +5.75%	8/27/2027	0.00%	—	(110)	—	0.00%
Circana Group, L.P. (fka The NPD Group, L.P.) 900 West Shore Road, Port Washington, NY, 11050 (1)(5)	Advertising and media	First lien senior secured loan	SR +6.25% (2.75% PIK)	12/1/2028	0.00%	225,088	220,811	221,712	3.80%
Circana Group, L.P. (fka The NPD Group, L.P.) 900 West Shore Road, Port Washington, NY, 11050 (1)(5)(13)	Advertising and media	First lien senior secured revolving loan	SR +5.75%	12/1/2027	0.00%	1,997	1,748	1,783	0.00%
Bleriot US Bidco Inc. 4009 Marathon Boulevard, Austin, TX, 78756 (1)(3)	Aerospace and defense	First lien senior secured loan	L +4.00%	10/30/2026	0.00%	5,083	5,084	5,082	0.10%
ManTech International Corporation 2251 Corporate Park Drive, Herndon, VA, 20171 (1)(6)	Aerospace and defense	First lien senior secured loan	SR +5.75%	9/14/2029	0.00%	14,146	13,879	13,969	0.20%
ManTech International Corporation 2251 Corporate Park Drive, Herndon, VA, 20171 (1)(6)(13)	Aerospace and defense	First lien senior secured delayed draw term loan	SR +5.75%	9/16/2024	0.00%	—	(31)	(8)	0.00%
ManTech International Corporation 2251 Corporate Park Drive, Herndon, VA, 20171 (1)(6)(13)	Aerospace and defense	First lien senior secured revolving loan	SR +5.75%	9/14/2028	0.00%	—	(33)	(23)	0.00%
Peraton Corp. 1875 Explorer Street, Herndon, VA, 20170 (1)(2)	Aerospace and defense	First lien senior secured loan	L +3.75%	2/1/2028	0.00%	14,708	14,685	14,493	0.20%
Peraton Corp. 1875 Explorer Street, Herndon, VA, 20170 (1)(3)	Aerospace and defense	Second lien senior secured loan	L +7.75%	2/1/2029	0.00%	4,854	4,796	4,708	0.10%
Hg Genesis 9 Sumoco Ltd. 2 More London Riverside, London, United Kingdom, SE1 2AP (1)(9)	Asset based lending and fund finance	Unsecured facility	E+7.00% PIK	3/10/2027	0.00%	129,195	130,287	129,194	2.20%
Hg Saturn LuchaCo Ltd. 2 More London Riverside, London, United Kingdom, SE1 2AP (1)(10)	Asset based lending and fund finance	Unsecured facility	S +7.50% PIK	3/30/2026	0.00%	2,054	2,248	2,034	0.00%
Amergin Asset Management, LLC 1100 Highland Drive, Boca Raton, Florida, 33487	Asset based lending and fund finance	Class A Units	N/A	N/A	5.00%	50,000,000	—	—	0.00%
AAM Series 2.1 Aviation Feeder, LLC 1100 Highland Drive, Boca Raton, Florida, 33487 (13)	Asset based lending and fund finance	LLC Interest	N/A	N/A	40.00%	2,168	2,169	2,168	0.00%
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC 1100 Highland Drive, Boca Raton, Florida, 33487 (13)	Asset based lending and fund finance	LLC Interest	N/A	N/A	40.00%	4,036	4,001	4,036	0.10%
Holley Inc. 1801 Russellville Road, Bowling Green, KY, 42101 (1)(3)	Automotive	First lien senior secured loan	L +3.75%	11/17/2028	0.00%	2,341	2,329	1,916	0.00%
Mavis Tire Express Services Topco Corp. 358 Saw Mill River Road, Millwood, NY, 10546 (1)(5)	Automotive	First lien senior secured loan	SR +4.00%	5/4/2028	0.00%	9,825	9,787	9,615	0.20%
OAC Holdings I Corp. (dba Omega Holdings) 1937 North East Loop 410, San Antonio, TX, 78217 (1)(7)	Automotive	First lien senior secured loan	SR +5.00%	3/30/2029	0.00%	9,119	8,957	8,891	0.20%

Company	Industry	Investment	Interest	Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
OAC Holdings I Corp. (dba Omega Holdings) 1937 North East Loop 410, San Antonio, TX, 78217 (1)(6)(13)	Automotive	First lien senior secured revolving loan	SR +5.00%	3/31/2028	0.00%	2,095	2,052	2,030	0.00%
Power Stop, LLC 6112 West 73rd Street, Bedford Park, IL, 60638 (1)(2)	Automotive	First lien senior secured loan	L +4.75%	1/26/2029	0.00%	29,700	29,443	23,834	0.40%
Spotless Brands, LLC 1 Mid America Plaza Suite 210, Chicago, IL, 60181 (1)(6)	Automotive	First lien senior secured loan	SR +6.50%	7/25/2028	0.00%	54,166	53,181	53,491	1.00%
Spotless Brands, LLC 1 Mid America Plaza Suite 210, Chicago, IL, 60181 (1)(6)(13)	Automotive	First lien senior secured revolving loan	SR +6.50%	7/25/2028	0.00%	292	266	274	0.00%
CD&R Value Building Partners I, L.P. (dba Belron) Milton Park, Stroude Road, Egham TW20 9EL, United Kingdom	Automotive	LP Interest	N/A	N/A	0.82%	33,061	33,108	33,956	0.60%
Metis HoldCo, Inc. (dba Mavis Tire Express Services) 358 Saw Mill River Road, Millwood, NY, 10546 (12)	Automotive	Series A Convertible Preferred Stock	7.00% PIK	N/A	N/A	12,296	12,001	11,957	0.20%
Associations, Inc. 5401 North Central Expressway\nSuite 300, Dallas, TX, 75025 (1)(6)	Buildings and real estate	First lien senior secured loan	SR +6.50% (2.50% PIK)	7/2/2027	0.00%	105,335	104,375	105,335	1.80%
Associations, Inc. 5401 North Central Expressway\nSuite 300, Dallas, TX, 75025 (1)(6)(13)	Buildings and real estate	First lien senior secured revolving loan	SR +4.00%	7/2/2027	0.00%	—	(34)	—	0.00%
Associations, Inc. 5401 North Central Expressway\nSuite 300, Dallas, TX, 75025 (1)(6)(13)	Buildings and real estate	First lien senior secured delayed draw term loan	SR +6.50% (2.50% PIK)	6/10/2024	0.00%	16,191	15,680	16,191	0.30%
CoreLogic Inc. 40 Pacifica, Santa Ana, CA, 92618 (1)(2)	Buildings and real estate	First lien senior secured loan	L +3.50%	6/2/2028	0.00%	41,950	41,161	35,674	0.60%
Cushman & Wakefield U.S. Borrower, LLC 225 West Wacker Drive, Chicago, IL, 60606 (1)(2)	Buildings and real estate	First lien senior secured loan	L +2.75%	8/21/2025	0.00%	10,000	9,900	9,733	0.20%
Dodge Construction Network, LLC 300 American Metro Boulevard, Hamilton, NJ, 08619 (1)(7)	Buildings and real estate	First lien senior secured loan	SR +4.75%	2/23/2029	0.00%	17,071	16,847	14,340	0.20%
RealPage, Inc. 2201 Lakeside Boulevard, Richardson, TX, 75082 (1)(2)	Buildings and real estate	First lien senior secured loan	L +3.00%	4/24/2028	0.00%	14,167	14,152	13,718	0.20%
RealPage, Inc. 2201 Lakeside Boulevard, Richardson, TX, 75082 (1)(2)	Buildings and real estate	Second lien senior secured loan	L +6.50%	4/23/2029	0.00%	27,500	27,157	25,886	0.40%
Wrench Group LLC 1787 Williams Drive, Marietta, GA, 30066 (1)(3)	Buildings and real estate	First lien senior secured loan	L +4.50%	4/30/2026	0.00%	17,000	16,667	16,575	0.30%
Wrench Group LLC 1787 Williams Drive, Marietta, GA, 30066 (1)(3)	Buildings and real estate	First lien senior secured loan	L +4.00%	4/30/2026	0.00%	10,518	10,392	10,202	0.20%
Associations Finance, Inc. 5401 North Central Expressway\nSuite 300, Dallas, TX, 75025 (12)	Buildings and real estate	Preferred Stock	12.00% PIK	N/A	66.15%	215,000,000	223,970	227,142	3.90%
Dodge Construction Network Holdings, L.P. 300 American Metro Boulevard, Hamilton, NJ, 08619 (1)(5)	Buildings and real estate	Series A Preferred Units	SR +8.25% PIK	N/A	0.03%	—	3	3	0.00%
Dodge Construction Network Holdings, L.P. 300 American Metro Boulevard, Hamilton, NJ, 08619	Buildings and real estate	Class A-2 Common Units	N/A	N/A	0.03%	143,963	123	123	0.00%
Access CIG, LLC 500 Unicorn Park Drive, Woburn, MA, 01801 (1)(3)	Business services	Second lien senior secured loan	L +7.75%	2/27/2026	0.00%	2,385	2,381	2,379	0.00%
BrightView Landscapes, LLC 980 Jolly Road, Blue Bell, PA, 19422 (1)(6)	Business services	First lien senior secured loan	SR +3.25%	4/20/2029	0.00%	9,330	9,017	9,089	0.20%
Capstone Acquisition Holdings, Inc. 30 Technology Parkway South, Peachtree Corners, GA, 30092 (1)(5)	Business services	First lien senior secured loan	SR +4.75%	11/12/2027	0.00%	9,975	9,900	9,949	0.20%
ConnectWise, LLC 4110 George Road\nSuite 200, Tampa, FL, 33634 (1)(2)	Business services	First lien senior secured loan	L +3.50%	9/29/2028	0.00%	29,927	29,987	28,835	0.50%
CoreTrust Purchasing Group LLC 1100 Doctor Martin Luther King Junior Boulevard, Nashville, TN, 37203 (1)(5)	Business services	First lien senior secured loan	SR +6.75%	10/1/2029	0.00%	97,150	95,305	95,935	1.60%
CoreTrust Purchasing Group LLC 1100 Doctor Martin Luther King Junior Boulevard, Nashville, TN, 37203 (1)(5)(13)	Business services	First lien senior secured delayed draw term loan	SR +6.75%	9/30/2024	0.00%	—	(66)	—	0.00%

Company	Industry	Investment	Interest	Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
CoreTrust Purchasing Group LLC 1100 Doctor Martin Luther King Junior Boulevard, Nashville, TN, 37203 (1)(5)(13)	Business services	First lien senior secured revolving loan	SR +6.75%	10/1/2029	0.00%	—	(255)	(177)	0.00%
Denali BuyerCo, LLC (dba Summit Companies) 2500 Lexington Avenue South, Mendota Heights, MN, 55120 (1)(3)	Business services	First lien senior secured loan	L +5.75%	9/15/2028	0.00%	199,255	196,446	198,258	3.40%
Denali BuyerCo, LLC (dba Summit Companies) 2500 Lexington Avenue South, Mendota Heights, MN, 55120 (1)(3)(13)	Business services	First lien senior secured revolving loan	L +5.75%	9/15/2027	0.00%	—	(96)	(50)	0.00%
Diamondback Acquisition, Inc. (dba Sphera) 130 East Randolph Street, Chicago, IL, 60601 (1)(2)	Business services	First lien senior secured loan	L +5.50%	9/13/2028	0.00%	47,228	46,453	46,756	0.80%
Diamondback Acquisition, Inc. (dba Sphera) 130 East Randolph Street, Chicago, IL, 60601 (1)(2)(13)	Business services	First lien senior secured delayed draw term loan	L +5.50%	9/13/2023	0.00%	—	(74)	—	0.00%
Entertainment Benefits Group, LLC 19495 Biscayne Boulevard, Aventura, FL, 33180 (1)(5)	Business services	First lien senior secured loan	SR +4.75%	5/1/2028	0.00%	74,835	74,184	74,835	1.30%
Entertainment Benefits Group, LLC 19495 Biscayne Boulevard, Aventura, FL, 33180 (1)(5)(13)	Business services	First lien senior secured revolving loan	SR +4.75%	4/29/2027	0.00%	3,867	3,772	3,867	0.10%
Fullsteam Operations, LLC 197 E University Dr #2, Auburn, AL 36832 (1)(3)	Business services	First lien senior secured loan	L +12.30% (7.80% PIK)	10/4/2027	0.00%	82,009	80,243	81,189	1.40%
Hercules Borrower, LLC (dba The Vincit Group) 412 Georgia Avenue, Chattanooga, TN, 37403 (1)(3)	Business services	First lien senior secured loan	L +6.50%	12/15/2026	0.00%	806	798	806	0.00%
Hercules Borrower, LLC (dba The Vincit Group) 412 Georgia Avenue, Chattanooga, TN, 37403 (1)(3)	Business services	First lien senior secured loan	L +5.50%	12/15/2026	0.00%	2,187	2,171	2,160	0.00%
Hercules Borrower, LLC (dba The Vincit Group) 412 Georgia Avenue, Chattanooga, TN, 37403 (1)(3)(13)	Business services	First lien senior secured delayed draw term loan	L +5.50%	9/10/2023	0.00%	13,066	12,956	12,885	0.20%
Hercules Borrower, LLC (dba The Vincit Group) 412 Georgia Avenue, Chattanooga, TN, 37403 (1)(3)(13)	Business services	First lien senior secured revolving loan	L +6.50%	12/15/2026	0.00%	10	9	10	0.00%
Hercules Borrower, LLC (dba The Vincit Group) 412 Georgia Avenue, Chattanooga, TN, 37403 (12)(13)	Business services	Unsecured notes	0.48% PIK	12/14/2029	0.00%	24	24	24	0.00%
Kaseya Inc. 701 Brickell Avenue, Miami, FL, 33131 (1)(6)	Business services	First lien senior secured loan	SR +5.75%	6/25/2029	0.00%	71,717	70,401	71,538	1.20%
Kaseya Inc. 701 Brickell Avenue, Miami, FL, 33131 (1)(6)(13)	Business services	First lien senior secured delayed draw term loan	SR +5.75%	6/24/2024	0.00%	—	(39)	—	0.00%
Kaseya Inc. 701 Brickell Avenue, Miami, FL, 33131 (1)(6)(13)	Business services	First lien senior secured revolving loan	SR +5.75%	6/25/2029	0.00%	—	(77)	(11)	0.00%
KPSKY Acquisition, Inc. (dba BluSky) 9110 East Nichols Avenue, Centennial, CO, 80112 (1)(5)	Business services	First lien senior secured loan	SR +5.50%	10/19/2028	0.00%	84,037	82,639	82,566	1.40%
KPSKY Acquisition, Inc. (dba BluSky) 9110 East Nichols Avenue, Centennial, CO, 80112 (1)(3)(13)	Business services	First lien senior secured delayed draw term loan	L +5.50%	6/17/2024	0.00%	4,489	4,281	4,302	0.10%
Packers Holdings, LLC Post Office Box 340, Jamestown, WI, 53812 (1)(5)	Business services	First lien senior secured loan	SR +3.25%	3/9/2028	0.00%	33,918	33,781	30,591	0.50%
Ping Identity Holding Corp. 1001 17th Street, Denver, CO, 80202 (1)(5)	Business services	First lien senior secured loan	SR +7.00%	10/17/2029	0.00%	21,818	21,506	21,600	0.40%
Ping Identity Holding Corp. 1001 17th Street, Denver, CO, 80202 (1)(5)(13)	Business services	First lien senior secured revolving loan	SR +7.00%	10/17/2028	0.00%	—	(30)	(22)	0.00%
Denali Holding LP (dba Summit Companies) 2500 Lexington Avenue South, Mendota Heights, MN, 55120	Business services	Class A Units	N/A	N/A	0.77%	686,513	7,076	8,838	0.20%
Hercules Buyer, LLC (dba The Vincit Group) 412 Georgia Avenue, Chattanooga, TN, 37403	Business services	Common Units	N/A	N/A	0.00%	10,000	10	11	0.00%
Knockout Intermediate Holdings I Inc. (dba Kaseya) 701 Brickell Avenue, Miami, FL, 33131 (12)	Business services	Perpetual Preferred Stock	11.75% PIK	N/A	0.00%	56,924	55,684	56,782	1.00%

Company	Industry	Investment	Interest	Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
Aruba Investments Holdings LLC (dba Angus Chemical Company) 1500 East Lake Cook Road, Buffalo Grove, IL, 60089 (1)(2)	Chemicals	First lien senior secured loan	L +3.75%	11/24/2027	0.00%	13,867	13,640	13,497	0.20%
Aruba Investments Holdings LLC (dba Angus Chemical Company) 1500 East Lake Cook Road, Buffalo Grove, IL, 60089 (1)(2)	Chemicals	Second lien senior secured loan	L +7.75%	11/24/2028	0.00%	40,137	40,125	39,535	0.70%
Douglas Products and Packaging Company LLC 1550 East Old 210 Highway, Liberty, MO, 64068 (1)(6)	Chemicals	First lien senior secured loan	SR +7.00%	6/30/2025	0.00%	24,371	24,154	24,188	0.40%
Douglas Products and Packaging Company LLC 1550 East Old 210 Highway, Liberty, MO, 64068 (1)(6)(13)	Chemicals	First lien senior secured revolving loan	SR +7.00%	6/30/2025	0.00%	—	(28)	(24)	0.00%
Gaylord Chemical Company, L.L.C. 1404 Greengate Drive, Covington, LA, 70433 (1)(3)	Chemicals	First lien senior secured loan	L +6.50%	3/30/2027	0.00%	102,258	101,458	102,258	1.70%
Gaylord Chemical Company, L.L.C. 1404 Greengate Drive, Covington, LA, 70433 (1)(3)(13)	Chemicals	First lien senior secured revolving loan	L +6.00%	3/30/2026	0.00%	—	(27)	—	0.00%
Nouryon Finance B.V. Haaksbergweg 881101 BR Amsterdam, Netherlands (1)(5)	Chemicals	First lien senior secured loan	SR +4.00%	3/2/2028	0.00%	3,000	2,993	2,993	0.10%
Nouryon Finance B.V. Haaksbergweg 881101 BR Amsterdam, Netherlands (1)(5)	Chemicals	First lien senior secured loan	SR +2.75%	10/1/2025	0.00%	4,983	4,965	4,937	0.10%
Velocity HoldCo III Inc. (dba VelocityEHS) 222 Merchandise Mart Plaza, Chicago, IL, 60654 (1)(4)	Chemicals	First lien senior secured loan	L +5.75%	4/22/2027	0.00%	2,317	2,279	2,317	0.00%
Velocity HoldCo III Inc. (dba VelocityEHS) 222 Merchandise Mart Plaza, Chicago, IL, 60654 (1)(2)(13)	Chemicals	First lien senior secured revolving loan	L +5.75%	4/22/2026	0.00%	28	26	28	0.00%
ConAir Holdings LLC 1 Cummings Point Road, Stamford, CT, 06902 (1)(3)	Consumer products	Second lien senior secured loan	L +7.50%	5/17/2029	0.00%	32,500	32,065	29,900	0.50%
Foundation Consumer Brands, LLC 1190 Omega Drive, Pittsburgh, PA, 15205 (1)(3)	Consumer products	First lien senior secured loan	L +5.50%	2/12/2027	0.00%	48,302	48,314	48,302	0.80%
Lignetics Investment Corp. 1075 East South Boulder Road, Louisville, CO, 80027 (1)(3)	Consumer products	First lien senior secured loan	L +6.00%	11/1/2027	0.00%	75,515	74,755	74,382	1.30%
Lignetics Investment Corp. 1075 East South Boulder Road, Louisville, CO, 80027 (1)(7)	Consumer products	First lien senior secured delayed draw term loan	SR +6.00%	11/1/2027	0.00%	9,559	9,467	9,415	0.20%
Lignetics Investment Corp. 1075 East South Boulder Road, Louisville, CO, 80027 (1)(3)(13)	Consumer products	First lien senior secured revolving loan	L +6.00%	10/30/2026	0.00%	6,118	6,015	5,946	0.10%
Olaplex, Inc. 1187 Coast Village Road, Santa Barbara, CA, 93108 (1)(5)	Consumer products	First lien senior secured loan	SR +3.50%	2/23/2029	0.00%	49,559	48,803	44,068	0.80%
SWK BUYER, Inc. (dba Stonewall Kitchen) 2 Stonewall Lane, York, ME, 03909 (1)(7)	Consumer products	First lien senior secured loan	SR +5.25%	3/12/2029	0.00%	59,524	58,497	57,441	1.00%
SWK BUYER, Inc. (dba Stonewall Kitchen) 2 Stonewall Lane, York, ME, 03909 (1)(7)(13)	Consumer products	First lien senior secured revolving loan	SR +5.25%	3/12/2029	0.00%	3,208	3,113	3,013	0.10%
SWK BUYER, Inc. (dba Stonewall Kitchen) 2 Stonewall Lane, York, ME, 03909 (1)(7)(13)	Consumer products	First lien senior secured delayed draw term loan	SR +5.25%	3/11/2024	0.00%	—	(118)	(349)	0.00%
ASP Conair Holdings LP 1 Cummings Point Road, Stamford, CT, 06902	Consumer products	Class A Units	N/A	N/A	0.13%	9,286	929	833	0.00%
Ascend Buyer, LLC (dba PPC Flexible Packaging) 1111 Busch Parkway, Buffalo Grove, IL, 60089 (1)(6)	Containers and packaging	First lien senior secured loan	SR +6.40%	10/2/2028	0.00%	49,578	49,167	49,578	0.80%
Ascend Buyer, LLC (dba PPC Flexible Packaging) 1111 Busch Parkway, Buffalo Grove, IL, 60089 (1)(6)(13)	Containers and packaging	First lien senior secured revolving loan	SR +6.25%	9/30/2027	0.00%	—	(38)	—	0.00%
Ascend Buyer, LLC (dba PPC Flexible Packaging) 1111 Busch Parkway, Buffalo Grove, IL, 60089 (1)(6)	Containers and packaging	First lien senior secured loan	SR +6.40%	9/30/2028	0.00%	30,617	30,040	30,617	0.50%
Ascend Buyer, LLC (dba PPC Flexible Packaging) 1111 Busch Parkway, Buffalo Grove, IL, 60089 (1)(6)	Containers and packaging	First lien senior secured loan	SR +6.75%	9/30/2028	0.00%	8,978	8,803	8,933	0.20%
Berlin Packaging L.L.C. 525 West Monroe Street, Chicago, IL, 60661 (1)(2)	Containers and packaging	First lien senior secured loan	L +3.75%	3/11/2028	0.00%	14,971	14,606	14,717	0.30%

Company	Industry	Investment	Interest	Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
BW Holding, Inc. 20 Carter Drive, Guilford, CT, 06437 (1)(6)	Containers and packaging	First lien senior secured loan	SR +4.00%	12/14/2028	0.00%	14,040	13,878	13,338	0.20%
Charter NEX US, Inc. 1264 East High Street, Milton, WI, 53563 (1)(5)	Containers and packaging	First lien senior secured loan	SR +3.75%	12/1/2027	0.00%	34,868	34,408	34,376	0.60%
Five Star Lower Holding LLC 9333 Baythorne Dr, Anaheim, CA, 92807 (1)(7)	Containers and packaging	First lien senior secured loan	SR +4.25%	5/5/2029	0.00%	21,766	21,494	21,439	0.40%
Fortis Solutions Group, LLC 2505 Hawkeye Court, Virginia Beach, VA, 23452 (1)(2)	Containers and packaging	First lien senior secured loan	L +5.50%	10/13/2028	0.00%	67,472	66,333	65,954	1.10%
Fortis Solutions Group, LLC 2505 Hawkeye Court, Virginia Beach, VA, 23452 (1)(2)(13)	Containers and packaging	First lien senior secured revolving loan	L +5.50%	10/15/2027	0.00%	900	797	748	0.00%
Indigo Buyer, Inc. (dba Inovar Packaging Group) 10470 Miller Road, Dallas, TX, 75238 (1)(6)	Containers and packaging	First lien senior secured loan	SR +6.25%	5/23/2028	0.00%	113,602	112,571	113,602	1.90%
Indigo Buyer, Inc. (dba Inovar Packaging Group) 10470 Miller Road, Dallas, TX, 75238 (1)(6)(13)	Containers and packaging	First lien senior secured revolving loan	SR +6.25%	5/23/2028	0.00%	2,117	2,008	2,117	0.00%
Pregis Topco LLC 227 West Monroe Street, Chicago, IL, 60606 (1)(5)	Containers and packaging	First lien senior secured loan	SR +3.75%	7/31/2026	0.00%	6,969	6,792	6,784	0.10%
Pregis Topco LLC 227 West Monroe Street, Chicago, IL, 60606 (1)(2)	Containers and packaging	Second lien senior secured loan	L +6.75%	8/1/2029	0.00%	30,000	30,000	29,700	0.50%
Pregis Topco LLC 227 West Monroe Street, Chicago, IL, 60606 (1)(2)	Containers and packaging	Second lien senior secured loan	L +7.75%	8/1/2029	0.00%	2,500	2,500	2,494	0.00%
Ring Container Technologies Group, LLC 1 Industrial Park Road, Oakland, TN, 38060 (1)(2)	Containers and packaging	First lien senior secured loan	L +3.50%	8/12/2028	0.00%	16,209	16,163	16,109	0.30%
Tricorbraun Holdings, Inc. 6 City Place Drive, Saint Louis, MO, 63141 (1)(2)	Containers and packaging	First lien senior secured loan	L +3.25%	3/3/2028	0.00%	17,508	17,104	17,067	0.30%
ABB/Con-cise Optical Group LLC 12301 NW 39th Street, Coral Springs, FL, 33065 (1)(4)	Distribution	First lien senior secured loan	L +7.50%	2/23/2028	0.00%	35,117	34,665	34,327	0.60%
ABB/Con-cise Optical Group LLC 12301 NW 39th Street, Coral Springs, FL, 33065 (1)(4)(13)	Distribution	First lien senior secured revolving loan	L +7.50%	2/23/2028	0.00%	3,510	3,465	3,510	0.10%
BCPE Empire Holdings, Inc. (dba Imperial-Dade) 255 US Hwy 1 And 9, Jersey City, NJ 07306 (1)(5)	Distribution	First lien senior secured loan	SR +4.63%	6/11/2026	0.00%	31,743	30,821	31,302	0.50%
Dealer Tire, LLC 7012 Euclid Avenue, Cleveland, OH, 44103 (1)(5)	Distribution	First lien senior secured loan	SR +4.50%	12/14/2027	0.00%	5,036	5,042	4,995	0.10%
Dealer Tire, LLC 7012 Euclid Avenue, Cleveland, OH, 44103 (12)	Distribution	Unsecured notes	8.00%	2/1/2028	0.00%	56,120	54,974	50,435	0.90%
Formerra, LLC 1250 Windham Pkwy, Rancho Cucamonga, IL, 60446 (1)(6)	Distribution	First lien senior secured loan	SR +7.25%	11/1/2028	0.00%	5,250	5,088	5,119	0.10%
Formerra, LLC 1250 Windham Pkwy, Rancho Cucamonga, IL, 60446 (1)(6)(13)	Distribution	First lien senior secured delayed draw term loan	SR +7.25%	11/1/2023	0.00%	—	(3)	(2)	0.00%
Formerra, LLC 1250 Windham Pkwy, Rancho Cucamonga, IL, 60446 (1)(6)(13)	Distribution	First lien senior secured revolving loan	SR +7.25%	11/1/2028	0.00%	205	189	192	0.00%
BradyIFS Holdings, LLC (fka Individual Foodservice Holdings, LLC) 5496 Lindbergh Lane, Bell, CA, 90201 (1)(6)	Distribution	First lien senior secured loan	SR +6.25%	11/22/2025	0.00%	1,288	1,277	1,288	0.00%
BradyIFS Holdings, LLC (fka Individual Foodservice Holdings, LLC) 5496 Lindbergh Lane, Bell, CA, 90201 (1)(6)	Distribution	First lien senior secured loan	SR +6.25%	11/22/2025	0.00%	62,645	62,221	62,645	1.00%
BradyIFS Holdings, LLC (fka Individual Foodservice Holdings, LLC) 5496 Lindbergh Lane, Bell, CA, 90201 (1)(6)	Distribution	First lien senior secured loan	SR +6.75%	11/22/2025	0.00%	1,947	1,929	1,947	0.00%
BradyIFS Holdings, LLC (fka Individual Foodservice Holdings, LLC) 5496 Lindbergh Lane, Bell, CA, 90201 (1)(6)(13)	Distribution	First lien senior secured delayed draw term loan	SR +6.25%	11/30/2023	0.00%	22,116	21,838	22,116	0.40%
BradyIFS Holdings, LLC (fka Individual Foodservice Holdings, LLC) 5496 Lindbergh Lane, Bell, CA, 90201 (1)(6)(13)	Distribution	First lien senior secured delayed draw term loan	SR +6.75%	12/21/2023	0.00%	—	(73)	—	0.00%

Company	Industry	Investment	Interest	Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
BradyIFS Holdings, LLC (fka Individual Foodservice Holdings, LLC) 5496 Lindbergh Lane, Bell, CA, 90201 (1)(6)(13)	Distribution	First lien senior secured revolving loan	SR +6.25%	11/22/2024	0.00%	—	(1)	—	0.00%
SRS Distribution, Inc. 7440 State Highway 121, McKinney, TX, 75070 (1)(2)	Distribution	First lien senior secured loan	L +3.50%	6/2/2028	0.00%	24,077	23,847	23,198	0.40%
White Cap Supply Holdings, LLC 6250 Brook Hollow Parkway, Norcross, GA, 30071 (1)(5)	Distribution	First lien senior secured loan	SR +3.75%	10/19/2027	0.00%	16,584	16,123	16,372	0.30%
CIG Emerald Holding LLC Howard HouseWagon Ln, Bingley BD16 1WA, UK (1)(6)	Education	First lien senior secured loan	SR +5.50%	6/8/2027	0.00%	77,000	76,174	77,000	1.30%
Community Brands ParentCo, LLC 9620 Executive Center Driveway North, Saint Petersburg, FL, 33702 (1)(5)	Education	First lien senior secured loan	SR +5.75%	2/24/2028	0.00%	31,556	31,025	31,241	0.50%
Community Brands ParentCo, LLC 9620 Executive Center Driveway North, Saint Petersburg, FL, 33702 (1)(5)(13)	Education	First lien senior secured delayed draw term loan	SR +5.75%	2/26/2024	0.00%	—	(31)	—	0.00%
Community Brands ParentCo, LLC 9620 Executive Center Driveway North, Saint Petersburg, FL, 33702 (1)(5)(13)	Education	First lien senior secured revolving loan	SR +5.75%	2/24/2028	0.00%	—	(31)	(19)	0.00%
Severin Acquisition, LLC (dba Powerschool) 150 Parkshore Drive, Folsom, CA, 95630 (1)(6)	Education	First lien senior secured loan	SR +3.00%	8/1/2025	0.00%	14,819	14,807	14,790	0.30%
Sophia, L.P. 2003 Edmund Halley Drive, Reston, VA, 20191 (1)(5)	Education	First lien senior secured loan	SR +4.25%	10/7/2027	0.00%	15,075	14,946	15,075	0.30%
Pluralsight, LLC 42 Future Way, Draper, UT, 84020 (1)(3)	Education	First lien senior secured loan	L +8.00%	4/6/2027	0.00%	6,255	6,207	6,161	0.10%
Pluralsight, LLC 42 Future Way, Draper, UT, 84020 (1)(3)(13)	Education	First lien senior secured revolving loan	L +8.00%	4/6/2027	0.00%	196	193	190	0.00%
Renaissance Learning, Inc. Post Office Box 8036, Wisconsin Rapids, , (1)(5)	Education	First lien senior secured loan	SR +4.75%	5/30/2025	0.00%	20,000	19,412	19,422	0.30%
Pike Corp. 100 Pike Way, Mount Airy, NC, 27030 (1)(2)	Energy equipment and services	First lien senior secured loan	L +3.00%	1/21/2028	0.00%	5,991	5,976	5,939	0.10%
Acuris Finance US, Inc. (ION Analytics) 1345 6th Ave 49th floor, New York, NY, 10105 (1)(6)	Financial services	First lien senior secured loan	SR +4.00%	2/16/2028	0.00%	10,500	10,432	10,110	0.20%
Adenza Group, Inc. 45 Broadway, New York, NY, 10006 (1)(2)	Financial services	First lien senior secured loan	L +5.75%	12/3/2027	0.00%	34,743	34,467	34,395	0.60%
Adenza Group, Inc. 99 Park Avenue, San Francisco, NY, 10016 (1)(2)(13)	Financial services	First lien senior secured delayed draw term loan	L +6.00%	7/21/2023	0.00%	—	(8)	—	0.00%
Adenza Group, Inc. 45 Broadway, New York, NY, 10006 (1)(2)(13)	Financial services	First lien senior secured revolving loan	L +6.50%	12/3/2025	0.00%	—	(16)	(26)	0.00%
BTRS Holdings Inc. (dba Billtrust) 1009 Lenox Drive, Lawrenceville, NJ, 08648 (1)(6)	Financial services	First lien senior secured loan	SR +8.00%	12/15/2028	0.00%	10,850	10,536	10,633	0.20%
BTRS Holdings Inc. (dba Billtrust) 1009 Lenox Drive, Lawrenceville, NJ, 08648 (1)(6)(13)	Financial services	First lien senior secured delayed draw term loan	SR +8.00%	12/16/2024	0.00%	109	109	90	0.00%
BTRS Holdings Inc. (dba Billtrust) 1009 Lenox Drive, Lawrenceville, NJ, 08648 (1)(5)(13)	Financial services	First lien senior secured revolving loan	SR +7.25%	12/16/2028	0.00%	159	126	136	0.00%
Computer Services, Inc. (dba CSI) 3901 Technology Drive, Paducah, KY, 42001 (1)(6)	Financial services	First lien senior secured loan	SR +6.75%	11/15/2029	0.00%	30,500	29,913	30,119	0.50%
Deerfield Dakota Holdings 55 East 52nd Street, New York, NY, 10055 (1)(5)	Financial services	First lien senior secured loan	SR +3.75%	4/9/2027	0.00%	7,979	7,733	7,714	0.10%
Muine Gall, LLC 354 Oyster Point Boulevard, South San Francisco, CA, 94080 (1)(4)	Financial services	First lien senior secured loan	L +7.00% PIK	9/23/2024	0.00%	94,583	95,230	94,346	1.60%
NMI Acquisitionco, Inc. (dba Network Merchants) 1450 American Lane, Schaumburg, IL, 60173 (1)(2)	Financial services	First lien senior secured loan	L +5.75%	9/6/2025	0.00%	5,657	5,620	5,614	0.10%

Company	Industry	Investment	Interest	Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
NMI Acquisitionco, Inc. (dba Network Merchants) 1450 American Lane, Schaumburg, IL, 60173 (1)(2)	Financial services	First lien senior secured loan	L +5.75%	9/6/2025	0.00%	2,138	2,128	2,122	0.00%
NMI Acquisitionco, Inc. (dba Network Merchants) 1450 American Lane, Schaumburg, IL, 60173 (1)(2)	Financial services	First lien senior secured loan	L +5.75%	9/6/2025	0.00%	150	149	149	0.00%
NMI Acquisitionco, Inc. (dba Network Merchants) 1450 American Lane, Schaumburg, IL, 60173 (1)(2)	Financial services	First lien senior secured loan	L +5.75%	9/6/2025	0.00%	507	503	503	0.00%
NMI Acquisitionco, Inc. (dba Network Merchants) 1450 American Lane, Schaumburg, IL, 60173 (1)(2)(13)	Financial services	First lien senior secured delayed draw term loan	L +5.75%	10/2/2023	0.00%	1,994	1,970	1,979	0.00%
NMI Acquisitionco, Inc. (dba Network Merchants) 1450 American Lane, Schaumburg, IL, 60173 (1)(2)(13)	Financial services	First lien senior secured revolving loan	L +5.00%	9/6/2025	0.00%	—	(5)	(4)	0.00%
Smarsh Inc. 851 Southwest 6th Avenue, Portland, OR, 97204 (1)(7)	Financial services	First lien senior secured loan	SR +6.50%	2/16/2029	0.00%	83,048	82,318	82,632	1.40%
Smarsh Inc. 851 Southwest 6th Avenue, Portland, OR, 97204 (1)(7)(13)	Financial services	First lien senior secured delayed draw term loan	SR +6.50%	2/19/2024	0.00%	10,381	10,195	10,329	0.20%
Smarsh Inc. 851 Southwest 6th Avenue, Portland, OR, 97204 (1)(6)(13)	Financial services	First lien senior secured revolving loan	SR +6.50%	2/16/2029	0.00%	166	159	162	0.00%
Balrog Acquisition, Inc. (dba Bakemark) 7351 Crider Avenue, Pico Rivera, CA, 90660 (1)(3)	Food and beverage	First lien senior secured loan	L +4.00%	9/5/2028	0.00%	13,825	13,708	13,583	0.20%
Balrog Acquisition, Inc. (dba BakeMark) 7351 Crider Avenue, Pico Rivera, CA, 90660 (1)(3)	Food and beverage	Second lien senior secured loan	L +7.00%	9/4/2029	0.00%	6,000	5,957	5,940	0.10%
CFS Brands, LLC P.O. Box 53006 Oklahoma City, OK 73152-3006 (1)(3)	Food and beverage	First lien senior secured loan	L +3.00%	3/20/2025	0.00%	44,183	43,116	41,753	0.70%
Dessert Holdings 30 East 7th Street, St. Paul, MN, 55101 (1)(3)	Food and beverage	First lien senior secured loan	L +4.00%	6/9/2028	0.00%	19,749	19,666	18,071	0.30%
Hissho Sushi Merger Sub LLC 11949 Steele Creek Road, Charlotte, NC, 28273 (1)(6)	Food and beverage	First lien senior secured loan	SR +5.75%	5/18/2028	0.00%	112,834	111,835	112,834	1.90%
Hissho Sushi Merger Sub LLC 11949 Steele Creek Road, Charlotte, NC, 28273 (1)(6)(13)	Food and beverage	First lien senior secured revolving loan	SR +5.75%	5/18/2028	0.00%	583	508	583	0.00%
Innovation Ventures HoldCo, LLC (dba 5 Hour Energy) 38955 Hills Tech Drive, Farmington Hills, MI, 48331 (1)(5)	Food and beverage	First lien senior secured loan	SR +6.25%	3/11/2027	0.00%	275,000	270,733	270,189	4.60%
KBP Brands, LLC 10950 Grandview Drive, Overland Park, KS, 66210 (1)(6)	Food and beverage	First lien senior secured loan	SR +6.50% (1.00% PIK)	5/26/2027	0.00%	14,672	14,519	14,415	0.20%
KBP Brands, LLC 10950 Grandview Drive, Overland Park, KS, 66210 (1)(6)(13)	Food and beverage	First lien senior secured delayed draw term loan	SR +6.50% (1.00% PIK)	12/22/2023	0.00%	33,447	33,104	32,848	0.60%
Naked Juice LLC (dba Tropicana) 935 West 8th Street, Azusa, CA, 91702 (1)(6)	Food and beverage	First lien senior secured loan	SR +3.25%	1/24/2029	0.00%	14,266	14,242	12,510	0.20%
Ole Smoky Distillery, LLC 236 East Main Street, Sevierville, TN, 37862 (1)(5)	Food and beverage	First lien senior secured loan	SR +5.25%	3/31/2028	0.00%	24,847	24,418	24,474	0.40%
Ole Smoky Distillery, LLC 236 East Main Street, Sevierville, TN, 37862 (1)(5)(13)	Food and beverage	First lien senior secured revolving loan	SR +5.25%	3/31/2028	0.00%	—	(55)	(50)	0.00%
Pegasus BidCo B.V. Fascinatio Boulevard 270 3065 WB, Rotterdam, Zuid-Holland (1)(6)	Food and beverage	First lien senior secured loan	SR +4.25%	7/12/2029	0.00%	10,474	10,376	10,290	0.20%
Shearer’s Foods, LLC 100 Lincoln Way East, Massillon, OH, 44646 (1)(2)	Food and beverage	First lien senior secured loan	L +3.50%	9/23/2027	0.00%	39,466	39,465	38,479	0.70%
Sovos Brands Intermediate, Inc. 1901 4th Street, Berkeley, CA, 94710 (1)(3)	Food and beverage	First lien senior secured loan	L +3.50%	6/8/2028	0.00%	10,145	10,137	10,043	0.20%
Ultimate Baked Goods Midco, LLC 828 Kasota Avenue South East, Minneapolis, MN, 55414 (1)(5)	Food and beverage	First lien senior secured loan	SR +6.50%	8/13/2027	0.00%	16,294	15,978	15,968	0.30%
Ultimate Baked Goods Midco, LLC 828 Kasota Avenue South East, Minneapolis, MN, 55414 (1)(5)(13)	Food and beverage	First lien senior secured revolving loan	SR +6.50%	8/13/2027	0.00%	250	214	210	0.00%

Company	Industry	Investment	Interest	Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
Hissho Sushi Holdings, LLC 11949 Steele Creek Road, Charlotte, NC, 28273	Food and beverage	Class A Units	N/A	N/A	2.89%	941,780	9,418	10,404	0.20%
Canadian Hospital Specialties Ltd. 2810 Coventry Road Oakville, Ontario L6H 6R1 (1)(8)	Healthcare equipment and services	First lien senior secured loan	C +4.50%	4/14/2028	0.00%	3,636	3,884	3,563	0.10%
Canadian Hospital Specialties Ltd. 2810 Coventry Road Oakville, Ontario L6H 6R1 (1)(8)(13)	Healthcare equipment and services	First lien senior secured delayed draw term loan	C +4.50%	4/15/2023	0.00%	—	(6)	(6)	0.00%
Canadian Hospital Specialties Ltd. 2810 Coventry Road Oakville, Ontario L6H 6R1 (1)(8)(13)	Healthcare equipment and services	First lien senior secured revolving loan	C +4.50%	4/15/2027	0.00%	146	155	139	0.00%
Confluent Medical Technologies, Inc. 6263 North Scottsdale Road, Scottsdale, AZ, 85250 (1)(6)	Healthcare equipment and services	First lien senior secured loan	SR +3.75%	2/16/2029	0.00%	24,912	24,804	24,103	0.40%
Confluent Medical Technologies, Inc. 6263 North Scottsdale Road, Scottsdale, AZ, 85250 (1)(6)	Healthcare equipment and services	Second lien senior secured loan	SR +6.50%	2/18/2030	0.00%	46,000	45,173	44,505	0.80%
Dermatology Intermediate Holdings III, Inc. 801 York Street, Manitowoc, WI, 54220 (1)(6)	Healthcare equipment and services	First lien senior secured loan	SR +4.25%	3/30/2029	0.00%	13,071	12,838	12,776	0.20%
Dermatology Intermediate Holdings III, Inc. 801 York Street, Manitowoc, WI, 54220 (1)(6)(13)	Healthcare equipment and services	First lien senior secured delayed draw term loan	SR +4.25%	4/1/2024	0.00%	2,408	2,343	2,353	0.00%
CSC MKG Topco LLC. (dba Medical Knowledge Group) 285 Fulton Street, New York, NY, 10007 (1)(5)	Healthcare equipment and services	First lien senior secured loan	SR +5.75%	2/1/2029	0.00%	97,466	95,770	96,004	1.60%
CSC MKG Topco LLC. (dba Medical Knowledge Group) 285 Fulton Street, New York, NY, 10007 (1)(6)	Healthcare equipment and services	First lien senior secured loan	SR +5.75%	2/1/2029	0.00%	3,077	2,984	3,031	0.10%
Medline Borrower, LP Three Lakes Drive, Northfield, IL, 60093 (1)(2)	Healthcare equipment and services	First lien senior secured loan	L +3.25%	10/23/2028	0.00%	24,750	24,650	24,104	0.40%
Medline Borrower, LP Three Lakes Drive, Northfield, IL, 60093 (1)(2)(13)	Healthcare equipment and services	First lien senior secured revolving loan	L +3.25%	10/21/2026	0.00%	—	(32)	(86)	0.00%
Natus Medical Inc. 12301 Lake Underhill Road, Orlando, FL, 32828 (1)(6)	Healthcare equipment and services	First lien senior secured loan	SR +5.50%	7/20/2029	0.00%	499	466	471	0.00%
Packaging Coordinators Midco, Inc. 3001 Red Lion Road, Philadelphia, PA, 19114 (1)(3)	Healthcare equipment and services	First lien senior secured loan	L +3.50%	11/30/2027	0.00%	4,750	4,668	4,633	0.10%
Packaging Coordinators Midco, Inc. 3001 Red Lion Road, Philadelphia, PA, 19114 (1)(3)	Healthcare equipment and services	Second lien senior secured loan	L +7.00%	12/13/2029	0.00%	53,918	52,433	51,357	0.90%
Patriot Acquisition TopCo S.A.R.L (dba Corza Health, Inc.) 247 Station Dr, Westwood, MA 02090, Westwood, MA, 02090 (1)(6)	Healthcare equipment and services	First lien senior secured loan	SR +6.75%	1/29/2028	0.00%	50,774	50,136	50,012	0.80%
Patriot Acquisition TopCo S.A.R.L (dba Corza Health, Inc.) 247 Station Dr, Westwood, MA 02090, Westwood, MA, 02090 (1)(6)(13)	Healthcare equipment and services	First lien senior secured revolving loan	SR +6.75%	1/29/2026	0.00%	—	(1)	(1)	0.00%
PERKINELMER U.S. LLC 710 Bridgeport Ave, Shelton, CT, 06484 (1)(6)	Healthcare equipment and services	First lien senior secured loan	SR +6.75%	3/13/2029	0.00%	78,094	76,544	76,533	1.30%
Rhea Parent, Inc. 1 Technology Circle, Columbia, SC, 29203 (1)(6)	Healthcare equipment and services	First lien senior secured loan	SR +5.75%	2/19/2029	0.00%	77,185	75,832	76,027	1.30%
Zest Acquisition Corp. 2875 Loker Avenue East, Carlsbad, CA, 92010 (1)(5)	Healthcare equipment and services	First lien senior secured loan	SR +5.50%	2/8/2028	0.00%	11,844	11,294	11,377	0.20%
Maia Aggregator, LP 285 Fulton Street, New York, NY, 10007	Healthcare equipment and services	Class A-2 Units	N/A	N/A	1.72%	12,921,348	12,921	13,711	0.20%

Company	Industry	Investment	Interest	Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
KPCI Holdings, L.P. 3001 Red Lion Road, Philadelphia, PA, 19114	Healthcare equipment and services	Class A Units	N/A	N/A	0.34%	1,781	2,313	2,510	0.00%
Patriot Holdings SCSp (dba Corza Health, Inc.) 247 Station Dr, Westwood, MA 02090, Westwood, MA, 02090(12)	Healthcare equipment and services	Class A Units	8.00% PIK	N/A	0.12%	982	1,094	1,073	0.00%
Patriot Holdings SCSp (dba Corza Health, Inc.) 247 Station Dr, Westwood, MA 02090, Westwood, MA, 02090	Healthcare equipment and services	Class B Units	N/A	N/A	0.14%	13,517	146	153	0.00%
Rhea Acquisition Holdings, LP 1 Technology Circle, Columbia, SC, 29203	Healthcare equipment and services	Series A-2 Units	N/A	N/A	1.91%	11,964,286	11,964	11,964	0.20%
Covetrus, Inc. 7 Custom House Street, Portland, ME, 04101 (1)(6)	Healthcare providers and services	First lien senior secured loan	SR +5.00%	10/13/2029	0.00%	10,490	9,942	9,874	0.20%
Covetrus Inc. 7 Custom House Street, Portland, ME, 04101 (1)(6)	Healthcare providers and services	Second lien senior secured loan	SR +9.25%	10/13/2030	0.00%	160,000	156,845	157,200	2.70%
Ex Vivo Parent Inc. (dba OB Hospitalist) 777 Lowndes Hill Road, Greenville, SC, 29607 (1)(3)	Healthcare providers and services	First lien senior secured loan	L +9.50%	9/27/2028	0.00%	31,607	31,091	30,896	0.50%
Engage Debtco Ltd. Courtyard House, The Weighbridge Brewery, High St, Marlow SL7 2FF, United Kingdom (1)(5)	Healthcare providers and services	First lien senior secured loan	SR +5.85%	7/13/2029	0.00%	60,833	59,430	59,921	1.00%
Engage Debtco Ltd. Courtyard House, The Weighbridge Brewery, High St, Marlow SL7 2FF, United Kingdom (1)(5)	Healthcare providers and services	First lien senior secured loan	SR +7.25%	7/13/2029	0.00%	30,367	29,482	30,215	0.50%
Engage Debtco Ltd. Courtyard House, The Weighbridge Brewery, High St, Marlow SL7 2FF, United Kingdom (1)(5)	Healthcare providers and services	First lien senior secured delayed draw term loan	SR +5.85%	7/13/2029	0.00%	19,750	19,303	19,454	0.30%
HAH Group Holding Company LLC (dba Help at Home) 33 South State Street, Savannah, IL, 60603 (1)(5)(13)	Healthcare providers and services	First lien senior secured delayed draw term loan	SR +5.00%	5/15/2023	0.00%	—	4	—	0.00%
MJH Healthcare Holdings, LLC 2 Clarke Drive, Cranbury, NJ, 08512 (1)(5)	Healthcare providers and services	First lien senior secured loan	SR +3.50%	1/28/2029	0.00%	19,800	19,732	19,281	0.30%
Natural Partners, LLC 245 Cooper St Ottawa ON K2P 0G2 (1)(6)	Healthcare providers and services	First lien senior secured loan	SR +6.00%	11/29/2027	0.00%	68,506	67,354	67,650	1.20%
Natural Partners, LLC 245 Cooper St Ottawa ON K2P 0G2 (1)(6)(13)	Healthcare providers and services	First lien senior secured revolving loan	SR +6.00%	11/29/2027	0.00%	—	(83)	(63)	0.00%
OB Hospitalist Group, Inc. 777 Lowndes Hill Road, Greenville, SC, 29607 (1)(6)	Healthcare providers and services	First lien senior secured loan	SR +5.50%	9/27/2027	0.00%	60,884	59,924	60,123	1.00%
OB Hospitalist Group, Inc. 777 Lowndes Hill Road, Greenville, SC, 29607 (1)(6)(13)	Healthcare providers and services	First lien senior secured revolving loan	SR +5.50%	9/27/2027	0.00%	3,091	2,971	2,991	0.10%
Pacific BidCo Inc. Otto-Hahn-Stra?e , 68723 Plankstadt, Germany, 68723 Plankstadt, NE, 68723 (1)(6)	Healthcare providers and services	First lien senior secured loan	SR +5.75%	8/10/2029	0.00%	161,148	157,393	158,731	2.70%
Pacific BidCo Inc. Otto-Hahn-Stra?e , 68723 Plankstadt, Germany, 68723 Plankstadt, NE, 68723 (1)(6)(13)	Healthcare providers and services	First lien senior secured delayed draw term loan	SR +5.75%	8/11/2025	0.00%	—	(203)	(45)	0.00%
Phoenix Newco, Inc. (dba Parexel) 275 Grove Street, Waltham, MA, 02466 (1)(2)	Healthcare providers and services	First lien senior secured loan	L +3.25%	11/15/2028	0.00%	19,800	19,718	19,549	0.30%
Phoenix Newco, Inc. (dba Parexel) 275 Grove Street, Waltham, MA, 02466 (1)(2)	Healthcare providers and services	Second lien senior secured loan	L +6.50%	11/15/2029	0.00%	140,000	138,732	138,600	2.40%

Company	Industry	Investment	Interest	Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
Physician Partners, LLC 601 South Harbour Island Boulevard, Tampa, FL, 33602 (1)(6)	Healthcare providers and services	First lien senior secured loan	SR +4.00%	12/23/2028	0.00%	12,845	12,734	12,048	0.20%
Plasma Buyer LLC (dba Pathgroup) 5301 Virginia Way, Brentwood, TN, 37027 (1)(6)	Healthcare providers and services	First lien senior secured loan	SR +5.75%	5/14/2029	0.00%	109,581	107,601	107,938	1.80%
Plasma Buyer LLC (dba Pathgroup) 5301 Virginia Way, Brentwood, TN, 37027 (1)(6)(13)	Healthcare providers and services	First lien senior secured delayed draw term loan	SR +5.75%	5/13/2024	0.00%	—	(249)	(143)	0.00%
Plasma Buyer LLC (dba Pathgroup) 5301 Virginia Way, Brentwood, TN, 37027 (1)(6)(13)	Healthcare providers and services	First lien senior secured revolving loan	SR +5.75%	5/12/2028	0.00%	—	(209)	(184)	0.00%
Pediatric Associates Holding Company, LLC 9611 West Broward Boulevard, Plantation, FL, 33324 (1)(2)	Healthcare providers and services	First lien senior secured loan	L +3.25%	12/29/2028	0.00%	19,800	19,727	19,311	0.30%
Pediatric Associates Holding Company, LLC 9611 West Broward Boulevard, Plantation, FL, 33324 (1)(2)(13)	Healthcare providers and services	First lien senior secured delayed draw term loan	L +3.25%	2/11/2024	0.00%	2,999	2,988	2,914	0.00%
PPV Intermediate Holdings, LLC 141 Longwater Drive, Hingham, MA, 02061 (1)(5)	Healthcare providers and services	First lien senior secured loan	SR +5.75%	8/31/2029	0.00%	156,681	153,867	154,723	2.60%
PPV Intermediate Holdings, LLC 141 Longwater Drive, Hingham, MA, 02061(1)(5)(13)	Healthcare providers and services	First lien senior secured revolving loan	SR +5.75%	8/31/2029	0.00%	—	(217)	(148)	0.00%
PPV Intermediate Holdings, LLC 141 Longwater Drive, Hingham, MA, 02061 (1)(5)(13)	Healthcare providers and services	First lien senior secured delayed draw term loan	SR +5.75%	9/2/2024	0.00%	—	(145)	(17)	0.00%
TC Holdings, LLC (dba TrialCard) 2250 Perimeter Park Drive, Morrisville, NC, 27560 (1)(7)	Healthcare providers and services	First lien senior secured loan	SR +5.00%	4/14/2027	0.00%	64,247	63,710	64,247	1.10%
TC Holdings, LLC (dba TrialCard) 2250 Perimeter Park Drive, Morrisville, NC, 27560 (1)(7)(13)	Healthcare providers and services	First lien senior secured revolving loan	SR +5.00%	4/14/2027	0.00%	—	(63)	—	0.00%
Tivity Health, Inc. 701 Cool Springs Boulevard, Franklin, TN, 37067 (1)(6)	Healthcare providers and services	First lien senior secured loan	SR +6.00%	6/28/2029	0.00%	151,240	147,778	150,106	2.60%
Unified Women’s Healthcare, LP 1501 Yamato Road West, Boca Raton, FL, 33431 (1)(5)	Healthcare providers and services	First lien senior secured loan	SR +5.25%	6/18/2029	0.00%	82,149	81,587	82,149	1.40%
Unified Women’s Healthcare, LP 1501 Yamato Road West, Boca Raton, FL, 33431 (1)(5)(13)	Healthcare providers and services	First lien senior secured delayed draw term loan	SR +5.25%	6/17/2024	0.00%	—	(9)	—	0.00%
Unified Women’s Healthcare, LP 1501 Yamato Road West, Boca Raton, FL, 33431 (1)(5)(13)	Healthcare providers and services	First lien senior secured revolving loan	SR +5.50%	6/18/2029	0.00%	—	(54)	—	0.00%
Quva Pharma, Inc. 3 Sugar Creek Center Boulevard, Sugar Land, TX, 77478 (1)(3)	Healthcare providers and services	First lien senior secured loan	L +5.50%	4/12/2028	0.00%	4,477	4,374	4,410	0.10%
Quva Pharma, Inc. 3 Sugar Creek Center Boulevard, Sugar Land, TX, 77478 (1)(3)(13)	Healthcare providers and services	First lien senior secured revolving loan	L +5.50%	4/10/2026	0.00%	300	292	293	0.00%
Diagnostic Services Holdings, Inc. (dba Rayus Radiology) 5775 Wayzata Boulevard, St. Louis Park, MN, 55416 (1)(2)	Healthcare providers and services	First lien senior secured loan	L +5.50%	3/15/2025	0.00%	120,063	120,063	118,863	2.10%
Vermont Aus Pty Ltd. Quarter One, Level 2, 1 Epping Road, North Ryde, , (1)(6)	Healthcare providers and services	First lien senior secured loan	SR +5.50%	3/23/2028	0.00%	53,955	52,796	53,011	0.90%
KOBHG Holdings, L.P. (dba OB Hospitalist) 777 Lowndes Hill Road, Greenville, SC, 29607	Healthcare providers and services	Class A Interests	N/A	N/A	0.72%	3,520	3,520	3,269	0.10%

Company	Industry	Investment	Interest	Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
Athenahealth Group Inc. 311 Arsenal Street, Watertown, MA, 02472 (1)(5)	Healthcare technology	First lien senior secured loan	SR +3.50%	2/15/2029	0.00%	29,560	29,163	27,639	0.50%
Athenahealth Group Inc. 311 Arsenal Street, Watertown, MA, 02472 (1)(5)(13)	Healthcare technology	First lien senior secured delayed draw term loan	SR +3.50%	8/15/2023	0.00%	—	(41)	(218)	0.00%
BCPE Osprey Buyer, Inc. (dba PartsSource) 777 Lena Drive, Aurora, OH, 44202 (1)(3)	Healthcare technology	First lien senior secured loan	L +5.75%	8/23/2028	0.00%	53,631	52,935	52,559	0.90%
BCPE Osprey Buyer, Inc. (dba PartsSource) 777 Lena Drive, Aurora, OH, 44202 (1)(3)(13)	Healthcare technology	First lien senior secured delayed draw term loan	L +5.75%	8/23/2023	0.00%	—	(181)	(272)	0.00%
BCPE Osprey Buyer, Inc. (dba PartsSource) 777 Lena Drive, Aurora, OH, 44202 (1)(2)(13)	Healthcare technology	First lien senior secured revolving loan	L +5.75%	8/21/2026	0.00%	1,034	984	941	0.00%
Color Intermediate, LLC (dba ClaimsXten) 475 Allendale Rd Ste 101, King Of Prussia, PA, 19406 (1)(6)	Healthcare technology	First lien senior secured loan	SR +5.50%	10/4/2029	0.00%	9,234	9,059	9,119	0.20%
IMO Investor Holdings, Inc. 9600 West Bryn Mawr Avenue, Rosemont, IL, 60018 (1)(7)	Healthcare technology	First lien senior secured loan	SR +6.00%	5/11/2029	0.00%	20,742	20,367	20,586	0.40%
IMO Investor Holdings, Inc. 9600 West Bryn Mawr Avenue, Rosemont, IL, 60018 (1)(7)(13)	Healthcare technology	First lien senior secured delayed draw term loan	SR +6.00%	5/13/2024	0.00%	—	(43)	—	0.00%
IMO Investor Holdings, Inc. 9600 West Bryn Mawr Avenue, Rosemont, IL, 60018 (1)(7)(13)	Healthcare technology	First lien senior secured revolving loan	SR +6.00%	5/11/2028	0.00%	968	926	949	0.00%
Interoperability Bidco, Inc. (dba Lyniate) 100 High Street, Boston, MA, 02110 (1)(6)	Healthcare technology	First lien senior secured loan	SR +7.00%	12/25/2026	0.00%	75,756	75,362	75,188	1.30%
Interoperability Bidco, Inc. (dba Lyniate) 100 High Street, Boston, MA, 02110 (1)(6)(13)	Healthcare technology	First lien senior secured revolving loan	SR +7.00%	12/26/2024	0.00%	1,805	1,755	1,760	0.00%
GI Ranger Intermediate, LLC (dba Rectangle Health) 115 East Stevens Avenue, Valhalla, NY, 10595 (1)(6)	Healthcare technology	First lien senior secured loan	SR +6.00%	10/30/2028	0.00%	20,764	20,417	20,349	0.30%
GI Ranger Intermediate, LLC (dba Rectangle Health) 115 East Stevens Avenue, Valhalla, NY, 10595 (1)(6)(13)	Healthcare technology	First lien senior secured delayed draw term loan	SR +6.00%	3/1/2024	0.00%	2,388	2,282	2,264	0.00%
GI Ranger Intermediate, LLC (dba Rectangle Health) 115 East Stevens Avenue, Valhalla, NY, 10595 (1)(6)(13)	Healthcare technology	First lien senior secured revolving loan	SR +6.00%	10/29/2027	0.00%	167	142	134	0.00%
Imprivata, Inc. 20 CityPoint 6th Floor, Waltham, MA, 02451 (1)(5)	Healthcare technology	First lien senior secured loan	SR +4.25%	12/1/2027	0.00%	10,529	10,238	10,319	0.20%
Imprivata, Inc. 20 CityPoint 6th Floor, Waltham, MA, 02451 (1)(5)	Healthcare technology	Second lien senior secured loan	SR +6.25%	12/1/2028	0.00%	50,294	49,791	49,413	0.80%
Ocala Bidco, Inc. 4321 Collington Road, Bowie, MD, 20716 (1)(3)	Healthcare technology	First lien senior secured loan	L +6.25% (2.75% PIK)	11/24/2028	0.00%	82,078	80,413	80,436	1.40%
Ocala Bidco, Inc. 4321 Collington Road, Bowie, MD, 20716 (1)(3)(13)	Healthcare technology	First lien senior secured delayed draw term loan	L +3.50%	5/24/2024	0.00%	—	(85)	(64)	0.00%
Ocala Bidco, Inc. 4321 Collington Road, Bowie, MD, 20716 (1)(3)	Healthcare technology	Second lien senior secured loan	L +10.50% PIK	11/25/2033	0.00%	44,302	43,586	43,748	0.70%
Intelerad Medical Systems Inc. 800 Boulevard de Maisonneuve East 12th floor, Montreal, Quebec H2L 4L8, Canada (1)(6)	Healthcare technology	First lien senior secured loan	SR +6.50%	8/21/2026	0.00%	30,005	29,721	29,630	0.50%
Intelerad Medical Systems Inc. 800 Boulevard de Maisonneuve East 12th floor, Montreal, Quebec H2L 4L8, Canada (1)(6)	Healthcare technology	First lien senior secured revolving loan	SR +6.50%	8/21/2026	0.00%	1,145	1,145	1,131	0.00%
PointClickCare Technologies Inc. 5570 Explorer DrMississauga, ON L4W 0C4, Canada (1)(6)	Healthcare technology	First lien senior secured loan	SR +4.00%	12/29/2027	0.00%	19,800	19,548	19,553	0.30%

Company	Industry	Investment	Interest	Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
Project Ruby Ultimate Parent Corp. (dba Wellsky) 11300 Switzer Road, Overland Park, KS, 66210 (1)(2)	Healthcare technology	First lien senior secured loan	L +3.25%	3/10/2028	0.00%	14,359	13,905	13,791	0.20%
Zelis Cost Management Buyer, Inc. 2 Crossroads Drive, Bedminister, NJ, 07921 (1)(2)	Healthcare technology	First lien senior secured loan	L +3.50%	9/30/2026	0.00%	4,887	4,854	4,860	0.10%
Minerva Holdco, Inc. 311 Arsenal Street, Watertown, MA, 02472 (12)	Healthcare technology	Series A Preferred Stock	10.75% PIK	N/A	0.00%	112,849	111,046	103,257	1.80%
BEHP Co-Investor II, L.P. 11511 Reed Hartman Highway, Cincinnati, OH, 45241	Healthcare technology	LP Interest	N/A	N/A	0.64%	1,269,969	1,266	1,325	0.00%
Orange Blossom Parent, Inc. 9600 West Bryn Mawr Avenue, Rosemont, IL, 60018	Healthcare technology	Common Equity	N/A	N/A	0.14%	16,667	1,667	1,710	0.00%
WP Irving Co-Invest, L.P. 11511 Reed Hartman Highway, Cincinnati, OH, 45241	Healthcare technology	Partnership Units	N/A	N/A	0.49%	1,250,000	1,251	1,304	0.00%
Aptive Environmental, LLC 5132 North 300 West, Provo, UT, 84604 (12)	Household products	First lien senior secured loan	12.00% (6.00% PIK)	1/23/2026	0.00%	8,689	7,402	8,037	0.10%
Mario Purchaser, LLC (dba Len the Plumber) 1552 Ridgely Street, Baltimore, MD, 21230 (1)(5)	Household products	First lien senior secured loan	SR +5.75%	4/26/2029	0.00%	75,712	74,352	75,334	1.30%
Mario Purchaser, LLC (dba Len the Plumber) 1552 Ridgely Street, Baltimore, MD, 21230 (1)(5)(13)	Household products	First lien senior secured delayed draw term loan	SR +5.75%	4/26/2024	0.00%	11,730	11,275	11,671	0.20%
Mario Purchaser, LLC (dba Len the Plumber) 1552 Ridgely Street, Baltimore, MD, 21230 (1)(5)(13)	Household products	First lien senior secured revolving loan	SR +5.75%	4/26/2028	0.00%	—	(136)	(40)	0.00%
Mario Midco Holdings, Inc. (dba Len the Plumber) 1552 Ridgely Street, Baltimore, MD, 21230 (1)(5)	Household products	Unsecured facility	SR +10.75% PIK	4/26/2032	0.00%	24,686	24,066	24,501	0.40%
Simplisafe Holding Corporation 294 Washington Street, Boston, MA, 02108 (1)(5)	Household products	First lien senior secured loan	SR +6.25%	5/2/2028	0.00%	127,753	125,512	126,795	2.20%
Simplisafe Holding Corporation 294 Washington Street, Boston, MA, 02108 (1)(5)(13)	Household products	First lien senior secured delayed draw term loan	SR +6.25%	5/2/2024	0.00%	—	(136)	—	0.00%
Southern Air & Heat Holdings, LLC 485 North Keller Road, Maitland, FL, 32751 (1)(3)	Household products	First lien senior secured loan	L +4.50%	10/1/2027	0.00%	1,077	1,064	1,063	0.00%
Southern Air & Heat Holdings, LLC 485 North Keller Road, Maitland, FL, 32751 (1)(4)(13)	Household products	First lien senior secured delayed draw term loan	L +4.50%	10/1/2023	0.00%	999	986	985	0.00%
Southern Air & Heat Holdings, LLC 485 North Keller Road, Maitland, FL, 32751 (1)(3)(13)	Household products	First lien senior secured revolving loan	L +4.50%	10/1/2027	0.00%	79	76	75	0.00%
Walker Edison Furniture Company LLC 1553 West 9000 South, Salt Lake City, UT, 84088 (1)(5)	Household products	First lien senior secured revolving loan	SR +6.25%	3/31/2027	0.00%	1,339	1,333	1,339	0.00%
Walker Edison Furniture Company LLC 1553 West 9000 South, Salt Lake City, UT, 84088 (1)(5)	Household products	First lien senior secured loan	SR +6.75%	3/31/2027	0.00%	2,505	2,450	2,455	0.00%
Walker Edison Furniture Company LLC 1553 West 9000 South, Salt Lake City, UT, 84088 (1)(5)(13)	Household products	First lien senior secured delayed draw term loan	SR +6.75%	3/31/2027	0.00%	—	—	—	0.00%
Evology LLC 5132 North 300 West, Provo, UT, 84604	Household products	Class B Units	N/A	N/A	0.30%	316	1,512	2,082	0.00%
Walker Edison Holdco LLC 1553 West 9000 South, Salt Lake City, UT, 84088	Household products	Common Equity	N/A	N/A	3.33%	29,167	2,818	2,818	0.00%
Cornerstone OnDemand, Inc. 1601 Cloverfield Boulevard, Santa Monica, CA, 90404 (1)(2)	Human resource support services	First lien senior secured loan	L +3.75%	10/16/2028	0.00%	19,800	19,718	18,810	0.30%
Cornerstone OnDemand, Inc. 1601 Cloverfield Boulevard, Santa Monica, CA, 90404 (1)(2)	Human resource support services	Second lien senior secured loan	L +6.50%	10/15/2029	0.00%	44,583	44,006	42,800	0.70%
IG Investments Holdings, LLC (dba Insight Global) 1224 Hammond Drive, Atlanta, GA, 30346 (1)(3)	Human resource support services	First lien senior secured loan	L +6.00%	9/22/2028	0.00%	47,909	47,137	47,551	0.80%

Company	Industry	Investment	Interest	Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
IG Investments Holdings, LLC (dba Insight Global) 1224 Hammond Drive, Atlanta, GA, 30346 (1)(3)(13)	Human resource support services	First lien senior secured revolving loan	L +6.00%	9/22/2027	0.00%	—	(54)	(27)	0.00%
Sunshine Software Holdings, Inc. (dba Cornerstone OnDemand) 1601 Cloverfield Boulevard, Santa Monica, CA, 90404 (12)	Human resource support services	Series A Preferred Stock	10.50% PIK	N/A	0.01%	14,449	14,170	13,075	0.20%
Aegion Corp. 580 Goddard Avenue, Saint Louis, MO, 63005 (1)(2)	Infrastructure and environmental services	First lien senior secured loan	L +4.75%	5/17/2028	0.00%	4,925	4,907	4,786	0.10%
The Goldfield Corp. 1684 West Hibiscus Boulevard, Melbourne, FL, 32901 (1)(5)	Infrastructure and environmental services	First lien senior secured loan	SR +6.25%	12/30/2026	0.00%	993	976	985	0.00%
Osmose Utilities Services, Inc. 465 West Business Park Drive, Peachtree City, GA, 30269 (1)(2)	Infrastructure and environmental services	First lien senior secured loan	L +3.25%	6/23/2028	0.00%	16,756	16,662	16,052	0.30%
USIC Holdings, Inc. 9045 North River Road Suite 200, Indianapolis, IN, 46240 (1)(2)	Infrastructure and environmental services	First lien senior secured loan	L +3.50%	5/12/2028	0.00%	11,907	11,600	11,500	0.20%
USIC Holdings, Inc. 9045 North River Road Suite 200, Indianapolis, IN, 46240 (1)(2)	Infrastructure and environmental services	Second lien senior secured loan	L +6.50%	5/14/2029	0.00%	39,691	39,487	37,508	0.60%
Tamarack Intermediate, L.L.C. (dba Verisk 3E) 1905 Aston Avenue, Carlsbad, CA, 92029 (1)(6)	Infrastructure and environmental services	First lien senior secured loan	SR +5.50%	3/13/2028	0.00%	32,365	31,811	31,961	0.50%
Tamarack Intermediate, L.L.C. (dba Verisk 3E) 1905 Aston Avenue, Carlsbad, CA, 92029 (1)(6)(13)	Infrastructure and environmental services	First lien senior secured revolving loan	SR +5.50%	3/13/2028	0.00%	881	793	814	0.00%
Acrisure, LLC 100 Ottawa Avenue South West, Grand Rapids, MI, 49503 (1)(6)	Insurance	First lien senior secured loan	SR +5.75%	2/15/2027	0.00%	42,394	41,594	41,970	0.70%
Acrisure, LLC 100 Ottawa Avenue South West, Grand Rapids, MI, 49503 (1)(2)	Insurance	First lien senior secured loan	L +3.50%	2/15/2027	0.00%	8,705	8,230	8,407	0.10%
Acrisure, LLC 100 Ottawa Avenue South West, Grand Rapids, MI, 49503 (1)(2)	Insurance	First lien senior secured loan	L +4.25%	2/15/2027	0.00%	1,990	1,934	1,945	0.00%
Acrisure, LLC 100 Ottawa Avenue South West, Grand Rapids, MI, 49503 (1)(2)	Insurance	First lien senior secured loan	L +3.75%	2/15/2027	0.00%	1,990	1,906	1,940	0.00%
Alera Group, Inc. 3 Parkway North, Deerfield, IL, 60015 (1)(5)	Insurance	First lien senior secured loan	SR +6.00%	10/2/2028	0.00%	149,610	146,901	149,237	2.60%
AmeriLife Holdings LLC 2650 McCormick Drive, Clearwater, FL, 33759 (1)(7)	Insurance	First lien senior secured loan	SR +5.75%	8/31/2029	0.00%	129,856	127,419	128,558	2.20%
AmeriLife Holdings LLC 2650 McCormick Drive, Clearwater, FL, 33759 (1)(7)(13)	Insurance	First lien senior secured revolving loan	SR +5.75%	8/31/2028	0.00%	—	(294)	(163)	0.00%
AmeriLife Holdings LLC 2650 McCormick Drive, Clearwater, FL, 33759 (1)(7)(13)	Insurance	First lien senior secured delayed draw term loan	SR +5.75%	9/2/2024	0.00%	21,643	21,143	21,426	0.40%
AssuredPartners, Inc. 450 South Orange Avenue, Orlando, FL, 32801 (1)(2)	Insurance	First lien senior secured loan	L +3.50%	2/12/2027	0.00%	7,860	7,860	7,755	0.10%
AssuredPartners, Inc. 450 South Orange Avenue, Orlando, FL, 32801(1)(5)	Insurance	First lien senior secured loan	SR +3.50%	2/12/2027	0.00%	24,750	24,701	24,441	0.40%
AssuredPartners, Inc. 450 South Orange Avenue, Orlando, FL, 32801 (1)(5)	Insurance	First lien senior secured loan	SR +4.25%	2/12/2027	0.00%	4,975	4,814	4,950	0.10%
Asurion, LLC 648 Grassmere Park, Nashville, TN, 37211 (1)(2)	Insurance	First lien senior secured loan	L +3.00%	11/3/2024	0.00%	14,354	13,929	14,318	0.20%
Asurion, LLC 648 Grassmere Park, Nashville, TN, 37211 (1)(2)	Insurance	Second lien senior secured loan	L +5.25%	1/20/2029	0.00%	154,017	150,498	126,602	2.20%

Company	Industry	Investment	Interest	Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
Brightway Holdings, LLC 3733 University Boulevard West, Jacksonville, FL, 32217 (1)(5)	Insurance	First lien senior secured loan	SR +6.50%	12/16/2027	0.00%	17,716	17,533	17,361	0.30%
Brightway Holdings, LLC 3733 University Boulevard West, Jacksonville, FL, 32217 (1)(5)(13)	Insurance	First lien senior secured revolving loan	SR +6.50%	12/16/2027	0.00%	632	611	589	0.00%
Disco Parent, Inc. (dba Duck Creek Technologies, Inc.) 22 Boston Wharf Road, Boston, MA, 02210 (1)(6)	Insurance	First lien senior secured loan	SR +7.50%	3/30/2029	0.00%	909	886	886	0.00%
Disco Parent, Inc. (dba Duck Creek Technologies, Inc.) 22 Boston Wharf Road, Boston, MA, 02210 (1)(6)(13)	Insurance	First lien senior secured revolving loan	SR +7.50%	3/30/2029	0.00%	—	(2)	(2)	0.00%
Evolution BuyerCo, Inc. (dba SIAA) 100 Witmer Road, Horsham, PA, 19044 (1)(6)	Insurance	First lien senior secured loan	SR +6.25%	4/28/2028	0.00%	26,270	26,004	26,007	0.40%
Evolution BuyerCo, Inc. (dba SIAA) 234 Lafayette Road, Hampton, NH, 03842 (1)(6)(13)	Insurance	First lien senior secured delayed draw term loan	SR +6.75%	12/23/2023	0.00%	1,397	1,397	1,390	0.00%
Evolution BuyerCo, Inc. (dba SIAA) 100 Witmer Road, Horsham, PA, 19044 (1)(6)(13)	Insurance	First lien senior secured revolving loan	SR +6.25%	4/30/2027	0.00%	—	(7)	(7)	0.00%
Hyperion Refinance S.a.r.l (dba Howden Group) Howden Group Holdings Limited\nOne Creechurch Place, London, , (1)(5)	Insurance	First lien senior secured loan	SR +5.25%	11/12/2027	0.00%	131,000	128,503	131,000	2.20%
KUSRP Intermediate, Inc. (dba U.S. Retirement and Benefits Partners) 99 Wood Avenue South, Iselin, NJ, 08830 (1)(2)	Insurance	First lien senior secured loan	L +9.50% PIK	7/23/2028	0.00%	14,530	14,327	14,421	0.20%
KWOR Acquisition, Inc. (dba Alacrity Solutions) 9725 Windermere Blvd, Fishers, IN, 46037 (1)(2)(13)	Insurance	First lien senior secured delayed draw term loan	L +5.25%	6/24/2024	0.00%	—	(77)	—	0.00%
Peter C. Foy & Associates Insurance Services, LLC (dba PCF Insurance Services) 2500 West Executive Parkway, Lehi, UT, 84043 (1)(4)	Insurance	First lien senior secured loan	L +6.00%	11/1/2028	0.00%	133,312	132,052	133,312	2.30%
Peter C. Foy & Associates Insurance Services, LLC (dba PCF Insurance Services) 2500 West Executive Parkway, Lehi, UT, 84043 (1)(7)	Insurance	First lien senior secured delayed draw term loan	SR +6.00%	11/1/2028	0.00%	69,186	68,589	69,186	1.20%
Peter C. Foy & Associates Insurance Services, LLC (dba PCF Insurance Services) 2500 West Executive Parkway, Lehi, UT, 84043 (1)(4)(13)	Insurance	First lien senior secured revolving loan	L +6.00%	11/1/2027	0.00%	—	(20)	—	0.00%
PCF Midco II, LLC (dba PCF Insurance Services) 2500 West Executive Parkway, Lehi, UT, 84043 (12)	Insurance	First lien senior secured loan	9.00% PIK	10/31/2031	0.00%	50,363	46,519	45,830	0.80%
Tempo Buyer Corp. (dba Global Claims Services) 6745 Philips Industrial Blvd, Jacksonville, FL, 32256 (1)(6)	Insurance	First lien senior secured loan	SR +5.50%	8/26/2028	0.00%	36,067	35,479	35,436	0.60%
Tempo Buyer Corp. (dba Global Claims Services) 6745 Philips Industrial Blvd, Jacksonville, FL, 32256 (1)(6)(13)	Insurance	First lien senior secured delayed draw term loan	SR +5.50%	8/28/2023	0.00%	—	(80)	(77)	0.00%
Tempo Buyer Corp. (dba Global Claims Services) 6745 Philips Industrial Blvd, Jacksonville, FL, 32256 (1)(11)(13)	Insurance	First lien senior secured revolving loan	P +4.50%	8/26/2027	0.00%	1,651	1,575	1,561	0.00%
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners) 99 Wood Avenue South, Iselin, NJ, 08830 (1)(6)	Insurance	First lien senior secured loan	SR +5.50%	7/23/2027	0.00%	14,866	14,639	14,681	0.20%
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners) 99 Wood Avenue South, Iselin, NJ, 08830 (1)(6)(13)	Insurance	First lien senior secured revolving loan	SR +5.50%	7/23/2027	0.00%	—	(16)	(14)	0.00%
KWOR Acquisition, Inc. (dba Alacrity Solutions) 9725 Windermere Blvd, Fishers, IN, 46037 (1)(2)	Insurance	First lien senior secured loan	L +5.25%	12/22/2028	0.00%	32,620	32,159	32,457	0.60%
KWOR Acquisition, Inc. (dba Alacrity Solutions) 9725 Windermere Blvd, Fishers, IN, 46037 (1)(11)(13)	Insurance	First lien senior secured revolving loan	P +4.25%	12/22/2027	0.00%	1,545	1,505	1,528	0.00%
Accelerate Topco Holdings, LLC 2650 McCormick Drive, Clearwater, FL, 33759	Insurance	Common Units	N/A	N/A	0.13%	91,805	2,535	2,535	0.00%

Company	Industry	Investment	Interest	Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
Evolution Parent, LP (dba SIAA) 100 Witmer Road, Horsham, PA, 19044	Insurance	LP Interest	N/A	N/A	0.05%	2,703	270	280	0.00%
GrowthCurve Capital Sunrise Co-Invest LP (dba Brightway) 3733 University Boulevard West, Jacksonville, FL, 32217	Insurance	LP Interest	N/A	N/A	1.08%	408	426	408	0.00%
PCF Holdco, LLC (dba PCF Insurance Services) 2500 West Executive Parkway, Lehi, UT, 84043 (12)(13)	Insurance	Series A Preferred Units	15.00% PIK	N/A	0.00%	5,254	5,252	5,254	0.10%
PCF Holdco, LLC (dba PCF Insurance Services) 2500 West Executive Parkway, Lehi, UT, 84043	Insurance	Class A Unit Warrants	N/A	N/A	0.15%	1,504	5,129	5,134	0.10%
PCF Holdco, LLC (dba PCF Insurance Services) 2500 West Executive Parkway, Lehi, UT, 84043	Insurance	Class A Units	N/A	N/A	0.90%	6,047,390	15,336	27,614	0.50%
Fifth Season Investments LLC 201 Broad St, Suite 500, Stamford, Connecticut 06901, US, Stamford, CT, 06901	Insurance	Class A Units	N/A	N/A	35.05%	28	94,937	94,936	1.60%
Anaplan, Inc. 50 Hawthorne Street, San Francisco, CA, 94105 (1)(5)	Internet software and services	First lien senior secured loan	SR +6.50%	6/21/2029	0.00%	229,639	227,560	229,639	3.90%
Anaplan, Inc. 50 Hawthorne Street, San Francisco, CA, 94105 (1)(5)(13)	Internet software and services	First lien senior secured revolving loan	SR +6.50%	6/21/2028	0.00%	—	(144)	—	0.00%
Appfire Technologies, LLC 1500 District Avenue, Burlington, MA, 01803 (1)(5)	Internet software and services	First lien senior secured loan	SR +5.50%	3/9/2027	0.00%	3,701	3,678	3,682	0.10%
Appfire Technologies, LLC 1500 District Avenue, Burlington, MA, 01803 (1)(5)(13)	Internet software and services	First lien senior secured delayed draw term loan	SR +5.50%	6/14/2024	0.00%	—	(117)	—	0.00%
Appfire Technologies, LLC 1500 District Avenue, Burlington, MA, 01803 (1)(5)(13)	Internet software and services	First lien senior secured revolving loan	SR +5.50%	3/9/2027	0.00%	93	73	85	0.00%
Avalara, Inc. 255 South King Street, Seattle, WA, 98104 (1)(6)	Internet software and services	First lien senior secured loan	SR +7.25%	10/19/2028	0.00%	70,455	69,455	69,926	1.20%
Avalara, Inc. 255 South King Street, Seattle, WA, 98104 (1)(6)(13)	Internet software and services	First lien senior secured revolving loan	SR +7.25%	10/19/2028	0.00%	—	(98)	(53)	0.00%
Armstrong Bidco Ltd. (dba The Access Group) Armstrong Building, Oakwood Drive Loughborough University Science & Enterprise Park, Loughborough LE11 3QF, United Kingdom (1)(10)	Internet software and services	First lien senior secured loan	SA +5.50%	6/28/2029	0.00%	32,853	31,938	32,607	0.60%
Armstrong Bidco Ltd. (dba The Access Group) Armstrong Building, Oakwood Drive Loughborough University Science & Enterprise Park, Loughborough LE11 3QF, United Kingdom (1)(10)(13)	Internet software and services	First lien senior secured delayed draw term loan	SA +5.50%	6/30/2025	0.00%	13,303	12,927	13,222	0.20%
Barracuda Parent, LLC 3175 Winchester Blvd, Campbell, CA, 95008 (1)(6)	Internet software and services	First lien senior secured loan	SR +4.50%	8/15/2029	0.00%	27,581	26,806	26,502	0.50%
Barracuda Parent, LLC 3175 Winchester Blvd, Campbell, CA, 95008 (1)(6)	Internet software and services	Second lien senior secured loan	SR +7.00%	8/15/2030	0.00%	93,250	90,591	89,054	1.50%
Bayshore Intermediate #2, L.P. (dba Boomi) 1400 Liberty Ridge Drive, Chesterbrook, PA, 19087 (1)(2)	Internet software and services	First lien senior secured loan	L +7.75% PIK	10/2/2028	0.00%	22,076	21,715	21,744	0.40%
Bayshore Intermediate #2, L.P. (dba Boomi) 1400 Liberty Ridge Drive, Chesterbrook, PA, 19087 (1)(2)(13)	Internet software and services	First lien senior secured revolving loan	L +6.75%	10/1/2027	0.00%	319	292	295	0.00%
BCPE Nucleon (DE) SPV, LP 1740 Technology Drive, San Jose, CA, 95110 (1)(4)	Internet software and services	First lien senior secured loan	L +7.00%	9/24/2026	0.00%	24,012	23,811	23,952	0.40%
BCTO BSI Buyer, Inc. (dba Buildertrend) 11818 I Street, Omaha, NE, 68137 (1)(6)	Internet software and services	First lien senior secured loan	SR +8.00% PIK	12/23/2026	0.00%	1,080	1,072	1,080	0.00%

Company	Industry	Investment	Interest	Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
BCTO BSI Buyer, Inc. (dba Buildertrend) 11818 I Street, Omaha, NE, 68137 (1)(6)(13)	Internet software and services	First lien senior secured revolving loan	SR +7.00%	12/23/2026	0.00%	—	(2)	—	0.00%
Central Parent, Inc. 1950 Hassell Road, Hoffman Estates, , (1)(6)	Internet software and services	First lien senior secured loan	SR +4.25%	7/6/2029	0.00%	9,377	9,118	9,335	0.20%
CivicPlus, LLC 302 South 4th Street, Manhattan, KS, 66502 (1)(3)	Internet software and services	First lien senior secured loan	L +6.75% (2.50% PIK)	8/24/2027	1.01%	27,711	27,483	27,711	0.50%
CivicPlus, LLC 302 South 4th Street, Manhattan, KS, 66502 (1)(3)(13)	Internet software and services	First lien senior secured revolving loan	L +6.25%	8/24/2027	0.00%	—	(18)	—	0.00%
CP PIK Debt Issuer, LLC (dba CivicPlus, LLC) 302 South 4th Street, Manhattan, KS, 66502 (1)(7)	Internet software and services	Unsecured notes	SR +11.75% PIK	6/9/2034	0.00%	14,506	14,129	14,434	0.20%
Coupa Holdings, LLC 1855 South Grant Street, San Mateo, CA, 94402 (1)(5)	Internet software and services	First lien senior secured loan	SR +7.50%	2/27/2030	0.00%	24,344	23,740	23,735	0.40%
Coupa Holdings, LLC 1855 South Grant Street, San Mateo, CA, 94402 (1)(5)(13)	Internet software and services	First lien senior secured revolving loan	SR +7.50%	2/27/2029	0.00%	—	(41)	(42)	0.00%
Coupa Holdings, LLC 1855 South Grant Street, San Mateo, CA, 94402 (1)(5)(13)	Internet software and services	First lien senior secured delayed draw term loan	SR +7.50%	8/27/2024	0.00%	—	(27)	(27)	0.00%
Delta TopCo, Inc. (dba Infoblox, Inc.) 3111 Coronado Drive, Santa Clara, CA, 95054 (1)(6)	Internet software and services	First lien senior secured loan	SR +3.75%	12/1/2027	0.00%	27,252	25,658	25,197	0.40%
Delta TopCo, Inc. (dba Infoblox, Inc.) 3111 Coronado Drive, Santa Clara, CA, 95054 (1)(6)	Internet software and services	Second lien senior secured loan	SR +7.25%	12/1/2028	0.00%	49,222	48,972	45,776	0.80%
EET Buyer, Inc. (dba e-Emphasys) 2501 Weston Parkway, Cary, NC, 27513 (1)(4)	Internet software and services	First lien senior secured loan	L +5.25%	11/8/2027	0.00%	19,350	19,194	19,350	0.30%
EET Buyer, Inc. (dba e-Emphasys) 2501 Weston Parkway, Cary, NC, 27513 (1)(4)(13)	Internet software and services	First lien senior secured revolving loan	L +5.75%	11/8/2027	0.00%	—	(15)	—	0.00%
Catalis Intermediate, Inc. (fka GovBrands Intermediate, Inc.) 3025 Windward Plaza, Alpharetta, GA, 30005 (1)(3)	Internet software and services	First lien senior secured loan	L +5.50%	8/4/2027	0.00%	8,241	8,083	7,768	0.10%
Catalis Intermediate, Inc. (fka GovBrands Intermediate, Inc.) 3025 Windward Plaza, Alpharetta, GA, 30005 (1)(3)(13)	Internet software and services	First lien senior secured delayed draw term loan	L +5.50%	8/4/2023	0.00%	1,854	1,812	1,709	0.00%
Catalis Intermediate, Inc. (fka GovBrands Intermediate, Inc.) 3025 Windward Plaza, Alpharetta, GA, 30005 (1)(3)(13)	Internet software and services	First lien senior secured revolving loan	L +5.50%	8/4/2027	0.00%	793	777	742	0.00%
Granicus, Inc. 408 St. Peter Street, Denver, CO, 55102 (1)(2)	Internet software and services	First lien senior secured loan	L +5.50%	1/29/2027	0.00%	1,816	1,786	1,780	0.00%
Granicus, Inc. 408 St. Peter Street, Denver, CO, 55102 (1)(2)(13)	Internet software and services	First lien senior secured revolving loan	L +6.50%	1/29/2027	0.00%	85	82	81	0.00%
Granicus, Inc. 1999 Broadway, Denver, CO, 80202 (1)(2)	Internet software and services	First lien senior secured delayed draw term loan	L +6.00%	1/29/2027	0.00%	342	337	335	0.00%
Grayshift, LLC 931 Monroe Dr NE Suite A102-340, Atlanta, GA 30308 (1)(5)	Internet software and services	First lien senior secured loan	SR +7.50%	7/6/2028	0.00%	22,411	22,208	22,411	0.40%

Company	Industry	Investment	Interest	Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
Grayshift, LLC 931 Monroe Dr NE Suite A102-340, Atlanta, GA 30308 (1)(5)(13)	Internet software and services	First lien senior secured revolving loan	SR +7.50%	7/6/2028	0.00%	—	(21)	—	0.00%
GS Acquisitionco, Inc. (dba insightsoftware) 3301 Benson Dr, Raleigh, NC, 27609 (1)(6)	Internet software and services	First lien senior secured loan	SR +5.75%	5/25/2026	0.00%	8,971	8,939	8,949	0.20%
Help/Systems Holdings, Inc. 11095 Viking Drive, Eden Prairie, MN, 55344 (1)(6)	Internet software and services	First lien senior secured loan	SR +4.00%	11/19/2026	0.00%	64,368	64,079	56,998	1.00%
Help/Systems Holdings, Inc. 11095 Viking Drive, Eden Prairie, MN, 55344 (1)(5)	Internet software and services	Second lien senior secured loan	SR +6.75%	11/19/2027	0.00%	25,000	24,753	22,375	0.40%
Hyland Software, Inc. 28500 Clemens Road, Westlake, OH, 44145 (1)(2)	Internet software and services	First lien senior secured loan	L +3.50%	7/1/2024	0.00%	23,594	23,415	23,292	0.40%
Hyland Software, Inc. 28500 Clemens Road, Westlake, OH, 44145 (1)(2)	Internet software and services	Second lien senior secured loan	L +6.25%	7/7/2025	0.00%	60,517	60,296	57,600	1.00%
Ivanti Software, Inc. 10377 South Jordan Gateway, South Jordan, UT, 84095 (1)(3)	Internet software and services	Second lien senior secured loan	L +7.25%	12/1/2028	0.00%	19,000	18,919	13,775	0.20%
MessageBird BidCo B.V. Trompenburgstraat 2C CitySide 1079 TX, Amsterdam, Noord-Holland Netherlands (1)(2)	Internet software and services	First lien senior secured loan	L +6.75%	5/5/2027	0.00%	5,000	4,919	4,913	0.10%
Ministry Brands Holdings, LLC. 14488 Old Stage Road, Lenoir City, TN, 37772 (1)(6)	Internet software and services	First lien senior secured loan	SR +5.50%	12/29/2028	0.00%	48,941	48,101	47,962	0.80%
Ministry Brands Holdings, LLC. 14488 Old Stage Road, Lenoir City, TN, 37772 (1)(2)(13)	Internet software and services	First lien senior secured delayed draw term loan	L +5.50%	12/27/2023	0.00%	1,997	1,848	1,819	0.00%
Ministry Brands Holdings, LLC. 14488 Old Stage Road, Lenoir City, TN, 37772 (1)(6)(13)	Internet software and services	First lien senior secured revolving loan	SR +5.50%	12/30/2027	0.00%	1,186	1,111	1,092	0.00%
Mitnick Corporate Purchaser, Inc. 65 Network Drive, Burlington, MA, 01803 (1)(6)(13)	Internet software and services	First lien senior secured revolving loan	SR +3.50%	5/3/2027	0.00%	3,163	3,169	3,163	0.10%
Oranje Holdco,Inc. (dba KnowBe4) 33 North Garden Avenue, Clearwater, FL, 33755 (1)(5)	Internet software and services	First lien senior secured loan	SR +7.75%	2/1/2029	0.00%	81,182	79,987	79,964	1.40%
Oranje Holdco, Inc. (dba KnowBe4) 33 North Garden Avenue, Clearwater, FL, 33755 (1)(5)(13)	Internet software and services	First lien senior secured revolving loan	SR +7.75%	2/1/2029	0.00%	—	(148)	(152)	0.00%
QAD Inc. 100 Innovation Place, Santa Barbara, CA, 93108 (1)(2)	Internet software and services	First lien senior secured loan	L +6.00%	11/5/2027	0.00%	46,035	45,292	44,999	0.80%
QAD Inc. 100 Innovation Place, Santa Barbara, CA, 93108 (1)(2)(13)	Internet software and services	First lien senior secured revolving loan	L +6.00%	11/5/2027	0.00%	—	(92)	(135)	0.00%
Perforce Software, Inc. 400 First Avenue North, Minneapolis, MN, 55401 (1)(5)	Internet software and services	First lien senior secured loan	SR +4.50%	7/1/2026	0.00%	14,888	14,585	14,143	0.20%
Proofpoint, Inc. 925 West Maude Avenue, Sunnyvale, CA, 94085 (1)(2)	Internet software and services	First lien senior secured loan	L +3.25%	8/31/2028	0.00%	12,253	11,855	11,956	0.20%

Company	Industry	Investment	Interest	Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
Proofpoint, Inc. 925 West Maude Avenue, Sunnyvale, CA, 94085 (1)(2)	Internet software and services	Second lien senior secured loan	L +6.25%	8/31/2029	0.00%	7,500	7,468	7,050	0.10%
Sailpoint Technologies Holdings, Inc. 11120 Four Points Drive, Austin, TX, 78726 (1)(5)	Internet software and services	First lien senior secured loan	SR +6.25%	8/16/2029	0.00%	59,880	58,695	59,131	1.00%
Sailpoint Technologies Holdings, Inc. 11120 Four Points Drive, Austin, TX, 78726 (1)(5)(13)	Internet software and services	First lien senior secured revolving loan	SR +6.25%	8/16/2028	0.00%	—	(102)	(71)	0.00%
Securonix, Inc. 5080 Spectrum Drive, Addison, TX, 75001 (1)(6)	Internet software and services	First lien senior secured loan	SR +6.50%	4/5/2028	0.00%	29,661	29,403	29,216	0.50%
Securonix, Inc. 5080 Spectrum Drive, Addison, TX, 75001 (1)(6)(13)	Internet software and services	First lien senior secured revolving loan	SR +6.50%	4/5/2028	0.00%	—	(45)	(80)	0.00%
Sedgwick Claims Management Services, Inc. 8125 Sedgwick Way, Memphis, TN, 38125 (1)(5)	Internet software and services	First lien senior secured loan	SR +3.75%	2/24/2028	0.00%	10,000	9,798	9,860	0.20%
Sophos Holdings, LLC Abingdon Science Park Abingdon OX14 3YP United Kingdom (1)(3)	Internet software and services	First lien senior secured loan	L +3.50%	3/5/2027	0.00%	20,083	20,029	19,874	0.30%
Tahoe Finco, LLC 400 South El Camino Real, San Mateo, CA, 94402 (1)(2)	Internet software and services	First lien senior secured loan	L +6.00%	9/29/2028	0.00%	83,721	83,028	82,674	1.40%
Tahoe Finco, LLC 400 South El Camino Real, San Mateo, CA, 94402 (1)(2)(13)	Internet software and services	First lien senior secured revolving loan	L +6.00%	10/1/2027	0.00%	—	(47)	(78)	0.00%
Thunder Purchaser, Inc. (dba Vector Solutions) 4890 West Kennedy Boulevard, Tampa, FL, 33609 (1)(3)	Internet software and services	First lien senior secured loan	L +5.75%	6/30/2028	0.00%	11,911	11,817	11,792	0.10%
Thunder Purchaser, Inc. (dba Vector Solutions) 4890 West Kennedy Boulevard, Tampa, FL, 33609 (1)(3)(13)	Internet software and services	First lien senior secured revolving loan	L +5.75%	6/30/2027	0.00%	449	444	442	0.00%
Thunder Purchaser, Inc. (dba Vector Solutions) 4890 West Kennedy Boulevard, Tampa, FL, 33609 (1)(3)(13)	Internet software and services	First lien senior secured delayed draw term loan	L +5.75%	8/17/2023	0.00%	729	723	722	0.00%
When I Work, Inc. 420 North 5th Street, Minneapolis, MN, 55401 (1)(3)	Internet software and services	First lien senior secured loan	L +12.60% PIK	11/2/2027	0.00%	23,828	23,649	23,411	0.40%
Zendesk, Inc. 989 Market Street, San Francisco, CA, 94103 (1)(6)	Internet software and services	First lien senior secured loan	SR +7.00%	11/22/2028	0.00%	120,319	118,019	118,213	2.00%
Zendesk, Inc. 989 Market Street, San Francisco, CA, 94103 (1)(6)(13)	Internet software and services	First lien senior secured delayed draw term loan	SR +6.50%	11/22/2024	0.00%	—	(1,052)	(226)	0.00%
Zendesk, Inc. 989 Market Street, San Francisco, CA, 94103 (1)(6)(13)	Internet software and services	First lien senior secured revolving loan	SR +6.50%	11/22/2028	0.00%	—	(233)	(217)	0.00%
When I Work, Inc. 420 North 5th Street, Minneapolis, MN, 55401 (1)(3)(13)	Internet software and services	First lien senior secured revolving loan	L +6.00%	11/2/2027	0.00%	416	385	343	0.00%
Brooklyn Lender Co-Invest 2, L.P. (dba Boomi) 1400 Liberty Ridge Drive, Chesterbrook, PA, 19087	Internet software and services	Common Units	N/A	N/A	1.61%	1,729,439	1,729	1,701	0.00%

Company	Industry	Investment	Interest	Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
Insight CP (Blocker) Holdings, L.P. (dba CivicPlus, LLC) 302 South 4th Street, Manhattan, KS, 66502	Internet software and services	LP Interest	N/A	N/A	0.00%	—	987	987	0.00%
Elliott Alto Co-Investor Aggregator L.P. 851 Cypress Creek Road, Fort Lauderdale, FL, 33309	Internet software and services	LP Interest	N/A	N/A	0.10%	6,530	6,549	6,530	0.10%
Picard Holdco, Inc. 851 Cypress Creek Road, Fort Lauderdale, FL, 33309 (1)(6)	Internet software and services	Series A Preferred Stock	SR +12.00% PIK	N/A	0.00%	57,459	55,965	56,023	1.00%
MessageBird Holding B.V. Trompenburgstraat 2C, 1079 TX Amsterdam, Netherlands	Internet software and services	Extended Series C Warrants	N/A	N/A	N/A	7,980	49	7	0.00%
Project Alpine Co-Invest Fund, L.P. 50 Hawthorne Street, San Francisco, CA, 94105	Internet software and services	LP Interest	N/A	N/A	0.41%	17,000	17,010	17,000	0.30%
Thunder Topco L.P. (dba Vector Solutions) 4890 West Kennedy Boulevard, Tampa, FL, 33609	Internet software and services	Common Units	N/A	N/A	0.07%	712,884	713	730	0.00%
WMC Bidco, Inc. (dba West Monroe) 222 West Adams Street, Chicago, IL, 60606 (12)	Internet software and services	Senior Preferred Stock	11.25% PIK	N/A	0.00%	37,891	37,137	35,807	0.60%
Project Hotel California Co-Invest Fund, L.P. 11120 Four Points Drive, Austin, TX, 78726	Internet software and services	LP Interest	N/A	N/A	0.19%	3,522	3,525	3,522	0.10%
BCTO WIW Holdings, Inc. (dba When I Work) 420 North 5th Street, Minneapolis, MN, 55401	Internet software and services	Class A Common Stock	N/A	N/A	2.05%	57,000	5,700	5,134	0.10%
Zoro TopCo, Inc. 989 Market Street, San Francisco, CA, 94103 (12)	Internet software and services	Series A Preferred Stock	12.50% PIK	N/A	0.00%	17,307	16,738	16,874	0.30%
Zoro TopCo, Inc. 989 Market Street, San Francisco, CA, 94103	Internet software and services	Class A Common Units	N/A	N/A	0.20%	1,380,129	13,801	13,801	0.20%
ORCIC Senior Loan Fund LLC 399 Park Avenue, 38th Floor, New York, NY, 10022	Investment funds & vehicles	LLC Interest	N/A	N/A	0.00%	182,683	182,683	184,517	3.10%
Troon Golf, L.L.C. 15044 North Scottsdale Road, Scottsdale, AZ, 85254 (1)(4)	Leisure and entertainment	First lien senior secured loan	L +5.75%	8/5/2027	0.00%	93,176	92,817	93,176	1.60%
Troon Golf, L.L.C. 15044 North Scottsdale Road, Scottsdale, AZ, 85254 (1)(4)(13)	Leisure and entertainment	First lien senior secured revolving loan	L +6.00%	8/5/2026	0.00%	—	(24)	—	0.00%
Troon Golf, L.L.C. 15044 North Scottsdale Road, Scottsdale, AZ, 85254 (1)(4)(13)	Leisure and entertainment	First lien senior secured delayed draw term loan	L +5.75%	5/2/2024	0.00%	39,750	39,206	39,750	0.70%
ACR Group Borrower, LLC 3200 Wilcrest Drive, Houston, FL, 33312 (1)(3)	Manufacturing	First lien senior secured loan	L +4.50%	3/31/2028	0.00%	4,053	4,008	3,982	0.10%
ACR Group Borrower, LLC 3200 Wilcrest Drive, Houston, FL, 33312 (1)(6)	Manufacturing	First lien senior secured loan	SR +6.00%	3/31/2028	0.00%	871	859	871	0.00%
ACR Group Borrower, LLC 3200 Wilcrest Drive, Houston, FL, 33312 (1)(3)(13)	Manufacturing	First lien senior secured revolving loan	L +4.50%	3/31/2026	0.00%	525	517	510	0.00%
BCPE Watson (DE) ORML, LP 375 Saxonburg BlvdSaxonburg, PA 16056 (1)(7)	Manufacturing	First lien senior secured loan	SR +6.50%	7/3/2028	0.00%	101,500	100,582	100,739	1.70%
Engineered Machinery Holdings, Inc. (dba Duravant) 3500 Lacey Road, Downers Grove, IL, 60515 (1)(3)	Manufacturing	First lien senior secured loan	L +3.50%	5/19/2028	0.00%	9,925	9,868	9,773	0.20%

Company	Industry	Investment	Interest	Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
Engineered Machinery Holdings, Inc. (dba Duravant) 3500 Lacey Road, Downers Grove, IL, 60515 (1)(3)	Manufacturing	Second lien senior secured loan	L +6.50%	5/21/2029	0.00%	37,181	37,030	37,181	0.60%
Engineered Machinery Holdings, Inc. (dba Duravant) 3500 Lacey Road, Downers Grove, IL, 60515 (1)(3)	Manufacturing	Second lien senior secured loan	L +6.00%	5/21/2029	0.00%	19,160	19,117	19,160	0.30%
Gloves Buyer, Inc. (dba Protective Industrial Products) 25 British American Boulevard, Latham, NY, 12110 (1)(2)	Manufacturing	First lien senior secured loan	L +4.00%	12/29/2027	0.00%	18,728	18,400	18,587	0.30%
Gloves Buyer, Inc. (dba Protective Industrial Products) 25 British American Boulevard, Latham, NY, 12110 (1)(2)	Manufacturing	Second lien senior secured loan	L +8.25%	12/29/2028	0.00%	11,728	11,464	11,553	0.20%
Helix Acquisition Holdings, Inc. (dba MW Industries) 3426 Toringdon Way, Charlotte, NC, 28277 (1)(6)	Manufacturing	First lien senior secured loan	SR +7.00%	3/29/2030	0.00%	65,000	63,051	63,050	1.10%
MHE Intermediate Holdings, LLC (dba OnPoint Group) 3235 Levis Commons Boulevard, Perrysburg, OH, 43551 (1)(5)	Manufacturing	First lien senior secured loan	SR +6.00%	7/21/2027	0.00%	86,829	86,124	86,395	1.50%
MHE Intermediate Holdings, LLC (dba OnPoint Group) 3235 Levis Commons Boulevard, Perrysburg, OH, 43551 (1)(5)	Manufacturing	First lien senior secured loan	SR +6.25%	7/21/2027	0.00%	12,935	12,701	12,903	0.20%
MHE Intermediate Holdings, LLC (dba OnPoint Group) 3235 Levis Commons Boulevard, Perrysburg, OH, 43551 (1)(5)(13)	Manufacturing	First lien senior secured revolving loan	SR +6.00%	7/21/2027	0.00%	500	474	482	0.00%
Pro Mach Group, Inc. 50 East Rivercenter Boulevard, Covington, KY, 41011 (1)(2)	Manufacturing	First lien senior secured loan	L +4.00%	8/31/2028	0.00%	30,551	30,391	30,364	0.50%
Gloves Holdings, LP (dba Protective Industrial Products) 25 British American Boulevard, Latham, NY, 12110	Manufacturing	LP Interest	N/A	N/A	0.02%	1,000	100	118	0.00%
LSI Financing 1 DAC Victoria Building, 1-2 Haddington Rd, Dublin, D04 XN32, Ireland, Dublin, ,	Pharmaceuticals	Preferred equity	N/A	N/A	20.00%	79,272	79,322	79,273	1.30%
Apex Group Treasury, LLC Vallis Building, 58 Par-la-Ville Road; Hamilton; HM 11; Bermuda 4th Floor (1)(5)	Professional services	First lien senior secured loan	SR +5.00%	7/27/2028	0.00%	24,938	23,498	24,563	0.40%
Apex Group Treasury, LLC Vallis Building, 4th Floor, 58 Par-la-Ville Rd, Hamilton HM11 Bermuda (1)(3)	Professional services	Second lien senior secured loan	L +6.75%	7/27/2029	0.00%	11,618	11,448	11,269	0.20%
Apex Service Partners, LLC 201 East Kennedy Boulevard, Tampa, FL, 33602 (1)(7)	Professional services	First lien senior secured loan	SR +5.50%	7/31/2025	0.00%	91,241	90,233	91,013	1.50%
Apex Service Partners, LLC 201 East Kennedy Boulevard, Tampa, FL, 33602 (1)(3)(13)	Professional services	First lien senior secured revolving loan	L +5.25%	7/31/2025	0.00%	2,300	2,251	2,289	0.00%
Apex Service Partners Intermediate 2, LLC 201 East Kennedy Boulevard, Tampa, FL, 33602 (12)	Professional services	First lien senior secured loan	12.50% PIK	7/22/2027	0.00%	5,444	5,332	5,376	0.10%
Corporation Service Company 251 Little Falls Drive Wilmington, DE USA 19808., Wilmington, DE, 19808 (1)(5)	Professional services	First lien senior secured loan	SR +3.25%	11/2/2029	0.00%	2,873	2,792	2,864	0.00%
EM Midco2 Ltd. (dba Element Materials Technology) Davidson Building, 5 Southampton Street, London, WC2E 7HA (1)(6)	Professional services	First lien senior secured loan	SR +4.25%	6/22/2029	0.00%	27,878	27,846	27,496	0.50%
Guidehouse Inc. 150 North Riverside Plaza; Suite 2100, Chicago, IL, 60606 (1)(5)	Professional services	First lien senior secured loan	SR +6.25%	10/16/2028	0.00%	106,462	105,424	105,930	1.80%
Relativity ODA LLC 231 South LaSalle Street, Chicago, IL, 60604 (1)(2)	Professional services	First lien senior secured loan	L +7.50% PIK	5/12/2027	0.00%	5,036	4,988	5,036	0.10%
Relativity ODA LLC 231 South LaSalle Street, Chicago, IL, 60604 (1)(2)(13)	Professional services	First lien senior secured revolving loan	L +6.50%	5/12/2027	0.00%	—	(4)	—	0.00%
Sovos Compliance, LLC 200 Ballardvale Street, Wilmington, MA, 01887 (1)(2)	Professional services	First lien senior secured loan	L +4.50%	8/11/2028	0.00%	29,266	28,753	27,656	0.50%
Vistage Worldwide, Inc. 11452 El Camino Real Suite 400, San Diego, CA, 92130 (1)(5)	Professional services	First lien senior secured loan	SR +5.25%	7/13/2029	0.00%	4,975	4,849	4,888	0.10%

Company	Industry	Investment	Interest	Maturity Date	Percentage of Class Held on a Fully Diluted Basis	Par / Units	Amortized Cost	Fair Value	Percentage of Net Assets
VT Topco, Inc. (dba Veritext) 290 West Mount Pleasant Avenue, Livingston, NJ, 07039 (1)(5)	Professional services	First lien senior secured loan	SR +3.75%	8/1/2025	0.00%	2,752	2,731	2,704	0.00%
Ideal Image Development, LLC 1 North Dale Mabry Highway, Tampa, FL, 33609 (1)(5)	Specialty retail	First lien senior secured loan	SR +6.50%	9/1/2027	0.00%	5,824	5,719	5,752	0.10%
Ideal Image Development, LLC 1 North Dale Mabry Highway, Tampa, FL, 33609 (1)(5)(13)	Specialty retail	First lien senior secured delayed draw term loan	SR +6.50%	3/1/2024	0.00%	—	(3)	—	0.00%
Ideal Image Development, LLC 1 North Dale Mabry Highway, Tampa, FL, 33609 (1)(5)	Specialty retail	First lien senior secured revolving loan	SR +6.50%	9/1/2027	0.00%	915	898	903	0.00%
Notorious Topco, LLC (dba Beauty Industry Group) 631 North 400 West, Salt Lake City, UT, 84103 (1)(6)	Specialty retail	First lien senior secured loan	SR +6.75%	11/23/2027	0.00%	60,154	59,415	59,402	1.00%
Notorious Topco, LLC (dba Beauty Industry Group) 631 North 400 West, Salt Lake City, UT, 84103 (1)(6)	Specialty retail	First lien senior secured loan	SR +6.75%	11/23/2027	0.00%	163,845	161,702	161,797	2.80%
Notorious Topco, LLC (dba Beauty Industry Group) 631 North 400 West, Salt Lake City, UT, 84103 (1)(6)(13)	Specialty retail	First lien senior secured delayed draw term loan	SR +6.75%	11/23/2023	0.00%	5,242	5,140	5,177	0.10%
Notorious Topco, LLC (dba Beauty Industry Group) 631 North 400 West, Salt Lake City, UT, 84103 (1)(6)(13)	Specialty retail	First lien senior secured revolving loan	SR +6.75%	5/24/2027	0.00%	1,056	997	990	0.00%
Milan Laser Holdings LLC 16939 Wright Plaza, Omaha, NE, 68130 (1)(5)	Specialty retail	First lien senior secured loan	SR +5.00%	4/27/2027	0.00%	20,372	20,226	20,372	0.30%
Milan Laser Holdings LLC 16939 Wright Plaza, Omaha, NE, 68130 (1)(5)(13)	Specialty retail	First lien senior secured revolving loan	SR +5.00%	4/27/2026	0.00%	—	(11)	—	0.00%
The Shade Store, LLC 21 Abendroth Avenue, Port Chester, NY, 10573 (1)(6)	Specialty retail	First lien senior secured loan	SR +6.00%	10/13/2027	0.00%	67,330	66,659	64,805	1.10%
The Shade Store, LLC 21 Abendroth Avenue, Port Chester, NY, 10573 (1)(6)	Specialty retail	First lien senior secured loan	SR +7.00%	10/13/2027	0.00%	10,661	10,371	10,368	0.20%
The Shade Store, LLC 21 Abendroth Avenue, Port Chester, NY, 10573 (1)(6)(13)	Specialty retail	First lien senior secured revolving loan	SR +6.00%	10/13/2026	0.00%	4,773	4,712	4,517	0.10%
Park Place Technologies, LLC 5910 Landerbrook Drive | Cleveland, OH | 44124, Cleveland, OH, 44124 (1)(5)	Telecommunications	First lien senior secured loan	SR +5.00%	11/10/2027	0.00%	1,142	1,109	1,093	0.00%
Motus Group, LLC 60 South Street, Boston, MA, 02111 (1)(2)	Transportation	Second lien senior secured loan	L +6.50%	12/10/2029	0.00%	10,000	9,912	9,825	0.20%
Safe Fleet Holdings, LLC 6800 East 163rd Street, Belton, MO, 64012 (1)(5)	Transportation	First lien senior secured loan	SR +3.75%	2/23/2029	0.00%	25,986	25,405	25,391	0.40%

(1) Unless otherwise indicated, loan contains a variable rate structure, and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate (“LIBOR” or “L”) (which can include one-, two-, three-, six-, or twelve-month LIBOR), Secured Overnight Financing Rate (“SOFR” or “SR”) (which can include one-, three-, six- or twelve-month SOFR), Euro Interbank Offered Rate (“EURIBOR” or “E”), Canadian Dollar Offered Rate (“CDOR” or “C”) (which can include one-, the-, six- or twelve-month CDOR), Sterling (SP) Overnight Interbank Average Rate (“SONIA” or “SA”) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate (“Prime” or “P”), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.

(2) The interest rate on these loans is subject to 1 month LIBOR, which as of March 31, 2023 was 4.86%.

(3) The interest rate on these loans is subject to 3 month LIBOR, which as of March 31, 2023 was 5.19%.

(4) The interest rate on these loans is subject to 6 month LIBOR, which as of March 31, 2023 was 5.31%.

(5) The interest rate on these loans is subject to 1 month SOFR, which as of March 31, 2023 was 4.80%.

(6) The interest rate on these loans is subject to 3 month SOFR, which as of March 31, 2023 was 4.91%.

(7) The interest rate on these loans is subject to 6 month SOFR, which as of March 31, 2023 was 4.90%.

(8) The interest rate on these loans is subject to 3 month CDOR, which as of March 31, 2023 was 5.02%.

(9) The interest rate on these loans is subject to 3 month EURIBOR, which as of March 31, 2023 was 3.04%.

(10) The interest rate on these loans is subject to SONIA, which as of March 31, 2023 was 4.18%.

(11) The interest rate on these loans is subject to Prime, which as of March 31, 2023 was 8.00%.

(12) Investment does not contain a variable rate structure.

(13) Position or portion thereof is an unfunded loan or equity commitment.

MANAGEMENT OF THE COMPANY

The information in “Directors, Executive Officers and Corporate Governance” in Part III, Item 10, “Executive Compensation” in Part III, Item 11 and “Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters” in Part III, Item 12 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 10, 2023, are incorporated herein by reference.

PORTFOLIO MANAGEMENT

The information in “Directors, Executive Officers and Corporate Governance – Portfolio Managers” in Part III, Item 10 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 10, 2023, are incorporated herein by reference.

MANAGEMENT AND OTHER AGREEMENTS AND FEES

The Adviser is located at 399 Park Avenue, New York, NY 10022. The Adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors and in accordance with the 1940 Act, the Adviser will manage our day-to-day operations and provides investment advisory services to us. Under the terms of the Investment Advisory Agreement, the Adviser will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	assist us in determining which investments we purchase, retain or sell;

•	identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	execute, close, service and monitor the investments we make.

The Adviser’s services under the Investment Advisory Agreement are not exclusive.

Investment Advisory Agreement

Management and Incentive Fee

Pursuant to the Investment Advisory Agreement with the Adviser, subject to the overall supervision of our board of directors and in accordance with the 1940 Act, the Adviser receives a fee from us, consisting of two components—a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.25% based on the average value of our net assets at the end of the two most recently completed calendar months. The base management fee is payable monthly in arrears. All or any part of the base management fee not taken as to any month will be deferred without interest and may be taken in any such month prior to the occurrence of a liquidity event. Base management fees for any partial month are prorated based on the number of days in the month.

The incentive fee consists of two parts: (i) an incentive fee on income and (ii) an incentive fee on capital gains. Each part of the incentive fee is outlined below.

The incentive fee on income will be calculated and payable quarterly in arrears and will be based upon our pre-incentive fee net investment income for the immediately preceding calendar quarter. In the case of a liquidation of the Company or if the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of the event.

The incentive fee on income for each calendar quarter will be calculated as follows:

•

No incentive fee on income will be payable in any calendar quarter in which the pre-incentive fee net investment income does not exceed a quarterly return to investors of 1.25% of the Company’s net asset value for that calendar quarter. We refer to this as the quarterly preferred return.

•

All of our pre-incentive fee net investment income, if any, that exceeds the quarterly preferred return, but is less than or equal to 1.43%, which we refer to as the upper level breakpoint, of the Company’s net asset value for that calendar quarter, will be payable to our Adviser. We refer to this portion of the incentive fee on income as the “catch-up.” It is intended to provide an incentive fee of 12.50% on all of our pre-incentive fee net investment income when the pre-incentive fee net investment income reaches 1.43% of the Company’s net asset value for that calendar quarter, measured as of the end of the immediately preceding calendar quarter. The quarterly preferred return of 1.25% and upper level breakpoint of 1.43% are also adjusted for the actual number of days each calendar quarter.

•

For any quarter in which our pre-incentive fee net investment income exceeds the upper level break point of 1.43% of the Company’s net asset value for that calendar quarter, the incentive fee on income will equal 12.50% of the amount of our pre-incentive fee net investment income, because the quarterly preferred return and catch up will have been achieved.

•

Pre-incentive fee net investment income is defined as investment income and any other income, accrued during the calendar quarter, minus operating expenses for the quarter, including the base management fee, expenses payable under the Investment Advisory Agreement and the Administration Agreement, any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income does not include any expense support payments or any reimbursement by the Company of expense support payments, or any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The following is a graphical representation of the calculation of the quarterly incentive fee on income:

Quarterly Incentive Fee on

Pre-Incentive Fee Net Investment Income

(expressed as a percentage of net asset value at the beginning of the quarter)

The incentive fee on capital gains will be determined and payable in arrears as of the end of each calendar year during which the Investment Advisory Agreement is in effect. In the case of a liquidation, or if the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of such event. The annual fee will equal (i) 12.50% of our realized capital gains on a cumulative basis from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less (ii) the aggregate amount of any previously paid incentive fees on capital gains as calculated in accordance with U.S. GAAP. In no event will the Capital Gains Incentive Fee payable pursuant hereto be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.

Because of the structure of the incentive fee on income and the incentive fee on capital gains, it is possible that we may pay such fees in a year where we incur a net loss. For example, if we receive pre-incentive fee net investment income in excess of the 1.25% of the Company’s net asset value for that calendar quarter we will pay the applicable incentive fee even if we incurred a net loss in the quarter due to a realized or unrealized capital loss. Our Adviser will not be under any obligation to reimburse us for any part of the incentive fee they receive that is based on prior period accrued income that we never received as a result of any borrower’s default or a subsequent realized loss of our portfolio.

The fees that are payable under the Investment Advisory Agreement for any partial period will be appropriately prorated. The fees are calculated using detailed policies and procedures approved by our Adviser and our board of directors, including a majority of the independent directors, and such policies and procedures are consistent with the description of the calculation of the fees set forth above.

Our Adviser may elect to defer or waive all or a portion of the fees that would otherwise be paid to it in its sole discretion. Any portion of a fee not taken as to any month, quarter or year will be deferred without interest and may be taken in any such other month, quarter or year prior to the occurrence of a liquidity event as our Adviser may determine in its sole discretion.

Examples of the two-part incentive fee:

Example 1—Incentive Fee on pre-incentive fee net investment income for each quarter

Scenarios expressed as a percentage of net asset value at the beginning of the quarter	Scenario 1	Scenario 2	Scenario 3
Pre-incentive fee net investment income	1.00%	1.35%	2.00%
Catch up incentive fee (maximum of 0.18%)	0.00%	-0.10%	-0.18%
Split incentive fee (12.50% above 1.43%)	0.00%	0.00%	-0.07%

Net Investment income	1.00%	1.25%	1.75%

Scenario 1—Incentive Fee on Income

Pre-incentive fee net investment income does not exceed the 1.25% quarterly preferred return rate, therefore there is no catch up or split incentive fee on pre-incentive fee net investment income.

Scenario 2—Incentive Fee on Income

Pre-incentive fee net investment income falls between the 1.25% quarterly preferred return rate and the upper level breakpoint of 1.43%, therefore the incentive fee on pre-incentive fee net investment income is 100% of the pre-incentive fee above the 1.25% quarterly preferred return.

Scenario 3—Incentive Fee on Income

Pre-incentive fee net investment income exceeds the 1.25% quarterly preferred return and the 1.43% upper level breakpoint provision. Therefore the upper level breakpoint provision is fully satisfied by the 0.18% of pre-incentive fee net investment income above the 1.25% preferred return rate and there is a 12.50% incentive fee on pre-incentive fee net investment income above the 1.43% upper level breakpoint. This ultimately provides an incentive fee which represents 12.50% of pre-incentive fee net investment income.

Example 2—Incentive Fee on Capital Gains Assumptions

Year 1:	No net realized capital gains or losses

Year 2:	6.00% realized capital gains and 1.00% realized capital losses and unrealized capital depreciation; capital gain incentive fee = 12.50% × (realized capital gains for year computed net of all realized capital losses and unrealized capital depreciation at year end)

Year 1 Incentive Fee on Capital Gains	= 12.50% × (0)

=0

= No Incentive Fee on Capital Gains

Year 2 Incentive Fee on Capital Gains	= 12.50% × (6.00% -1.00)%

= 12.50% × 5.00%

= 0.63%

Payment of Our Expenses under the Investment Advisory and Administration Agreements

Except as specifically provided below, we anticipate that all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services to us, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Adviser. We will bear our allocable portion of the compensation paid by the Adviser (or its affiliates) to our chief compliance officer and chief financial officer and their respective staffs (based on a percentage of time such individuals devote, on an estimated basis, to our business affairs). We also will bear all other costs and expenses of our operations, administration and transactions, including, but not limited to (i) investment advisory fees, including base management fees and incentive fees, to the Adviser, pursuant to the Investment Advisory Agreement; (ii) our allocable portion of overhead and other expenses incurred by the Adviser in performing its administrative obligations under the Administration Agreement and (iii) all other expenses of our operations and transactions including, without limitation, those relating to:

•

expenses deemed to be “organization and offering expenses” for purposes of Conduct Rule 2310(a)(12) of Financial Industry Regulatory Authority (“FINRA”) (exclusive of commissions, any discounts and other similar expenses paid by investors at the time of sale of our stock);

•	the cost of corporate and organizational expenses relating to offerings of shares of our common stock;

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting any sales and repurchases of the common stock and other securities;

•	fees and expenses payable under any dealer manager agreements, if any;

•	debt service and other costs of borrowings or other financing arrangements;

•	costs of hedging;

•

expenses, including travel expense, incurred by the Administrator, members of the investment team or payable to third parties performing due diligence on prospective portfolio companies and, if necessary, enforcing our rights;

•	escrow agent, transfer agent and custodial fees and expenses;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees, any stock exchange listing fees and fees payable to rating agencies;

•	federal, state and local taxes;

•	independent directors’ fees and expenses including certain travel expenses;

•

costs of preparing financial statements and maintaining books and records and filing reports or other documents with the SEC (or other regulatory bodies) and other reporting and compliance costs, including registration fees, licenses and the compensation of professionals responsible for the preparation of the foregoing;

•	the costs of any reports, proxy statements or other notices to shareholders (including printing and mailing costs);

•	the costs of any shareholder or director meetings and the compensation of personnel responsible for the preparation of the foregoing and related matters;

•	commissions and other compensation payable to brokers or dealers;

•	research and market data;

•	fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;

•	direct costs and expenses of administration, including printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits, outside legal and consulting costs;

•	costs of winding up;

•	costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Company’s assets for tax or other purposes;

•	extraordinary expenses (such as litigation or indemnification); and

•	costs associated with reporting and compliance obligations under the Advisers Act and applicable federal and state securities laws.

Duration and Termination

Unless terminated earlier as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date it first become effective and will remain in effect from year-to-year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons” as defined in the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act, by the Adviser and may be terminated at any time, without penalty, by us upon not less than 60 days’ written notice to the Adviser by the vote of a majority of our outstanding voting securities (as defined under the 1940 Act) or by the vote of our independent directors. The Investment Advisory Agreement may be terminated at any time, without penalty, by the Adviser upon 120 days’ written notice to us. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty upon not less than 60 days’ written notice.

Board Approval of the Investment Advisory Agreement

On May 8, 2023, the Board held a meeting to consider and approve the continuation of the Investment Advisory Agreement and related matters. The Board was provided with information it required to consider the Investment Advisory Agreement, including: (a) the nature, quality and extent of the advisory and other services to be provided to us by the Adviser; (b) comparative data with respect to advisory fees or similar expenses paid by other BDCs, which could include employees of the Adviser or its affiliates; (c) our projected operating expenses and expense ratio compared to BDCs with similar investment objectives; (d) any existing and potential sources of indirect income to the Adviser from its relationship with us and the profitability of that relationship;

(e) information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement; (f) the organizational capability and financial condition of the Adviser and its affiliates; and (g) the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.

Based on the information reviewed and the discussion thereof, the Board, including a majority of the non-interested directors, concluded that the investment advisory fee rates are reasonable in relation to the services provided and approved the continuation of the Investment Advisory Agreement as being in the best interests of our shareholders.

Prohibited Activities

Our activities are subject to compliance with the 1940 Act. In addition, our charter prohibits the following activities among us, the Adviser and its affiliates:

•

We may not purchase or lease assets in which the Adviser or its affiliates has an interest unless (i) we disclose the terms of the transaction to our shareholders, the terms are reasonable to us and the price does not exceed the lesser of cost or fair market value, as determined by an independent expert or (ii) such purchase or lease of assets is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;

•	We may not invest in general partnerships or joint ventures with affiliates and non-affiliates unless certain conditions are met;

•

The Adviser and its affiliates may not acquire assets from us unless (i) approved by our shareholders entitled to cast a majority of the votes entitled to be cast on the matter or (ii) such acquisition is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;

•	We may not lease assets to the Adviser or its affiliates unless we disclose the terms of the transaction to our shareholders and such terms are fair and reasonable to us;

•	We may not make any loans, credit facilities, credit agreements or otherwise to the Adviser or its affiliates except for the advancement of funds as permitted by our charter;

•	We may not acquire assets from our affiliates in exchange for our common stock;

•

We may not pay a commission or fee, either directly or indirectly to the Adviser or its affiliates, except as otherwise permitted by our charter, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;

•	The Adviser may not charge duplicate fees to us; and

•	The Adviser may not provide financing to us with a term in excess of 12 months.

In addition, in the Investment Advisory Agreement, the Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state securities laws governing its operations and investments.

Compliance with the Omnibus Guidelines published by NASAA

Rebates, Kickbacks and Reciprocal Arrangements

Our charter prohibits our Adviser from: (i) receiving or accepting any rebate, give-ups or similar arrangement that is prohibited under applicable federal or state securities laws, (ii) participating in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws and the NASAA Omnibus Guidelines governing conflicts of interest or investment restrictions or (iii) entering into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws and the NASAA Omnibus Guidelines. In addition, our Adviser may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our stock or give investment advice to a potential shareholder; provided, however, that our Adviser may pay a registered broker-dealer or other properly licensed agent a sales commissions for selling or distributing our common stock.

Commingling

The Adviser may not permit our funds to be commingled with the funds of any other entity.

Indemnification of the Adviser

The Investment Advisory Agreement provides that the Adviser (and any of its affiliates, directors, officers, members, employees, agents, or representatives) will not be liable to us for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services, and we will indemnify, defend and protect the Adviser (and its affiliates, directors, officers, members, employees, agents, and representatives, each of whom will be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or our shareholders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser. Notwithstanding the preceding sentence, we will not provide for indemnification of an Indemnified Party for any liability or loss suffered by such Indemnified Party, nor will we provide that an Indemnified Party be held harmless for any loss or liability suffered by us, unless: (1) we have determined, in good faith, that the course of conduct that caused the loss or liability was in our best interest; (2) the Indemnified Party was acting on our behalf or performing services for us; (3) such liability or loss was not the result of (i) negligence or misconduct, in the case that the Indemnified Party is the Adviser, an affiliate of the Adviser or one of our officers, or (ii) gross negligence or willful misconduct, in the case that the Indemnified Party is a director who is also not one of our officers or the Adviser or an affiliate of the Adviser; and (4) the indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our shareholders. Furthermore, in accordance with Section 17(i) of the 1940 Act, the Adviser (and any of its affiliates, directors, officers, members, employees, agents, or representatives) may not be protected against any liability to the Company or any Company investor to which he would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Administration Agreement

The Company entered into an amended and restated administration agreement (the “Administration Agreement”) with the Adviser. The Administration Agreement became effective on May 18, 2021, and the Board approved the continuation of the Administration Agreement at a meeting held on May 8, 2023.

Under the terms of the Administration Agreement, the Adviser performs, or oversees the performance of, required administrative services, which includes providing office space, equipment and office services, maintaining financial records, preparing reports to shareholders and reports filed with the SEC and managing the payment of expenses and the performance of administrative and professional services rendered by others. Pursuant to the terms of the Administration Agreement, the Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we will reimburse the Adviser for any services performed for us by such affiliate or third party.

We will reimburse the Adviser for expenses necessary to perform services related to our administration and operations, including the Adviser’ allocable portion of the compensation and related expenses of our chief compliance officer, chief financial officer and their respective staffs. The amount of this reimbursement will be the lesser of (1) the Adviser’ actual costs incurred in providing such services and (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. The Adviser will be required to allocate the cost of such services to us based on factors such as assets, revenues, time allocations and/or other reasonable metrics. Our board of directors will review the methodology employed in determining how the expenses are allocated to us and the proposed allocation of administrative expenses among us and certain affiliates of the Adviser. Our board of directors will assess the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of directors will consider whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors will, among other things, compare the total amount paid to the Adviser for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs. We will not reimburse the Adviser for any services for which it receives a separate fee, for example, rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of the Adviser.

Unless earlier terminated as described below, the Administration Agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by a majority of the board of directors or by the holders of a majority of our outstanding voting securities and, in each case, a majority of the independent directors. We may terminate the Administration Agreement, without payment of any penalty, upon 60 days’ written notice. The decision to terminate the agreement may be made by a majority of the board of directors or the shareholders holding a majority of the outstanding shares of our common stock. In addition, the Adviser may terminate the Administration Agreement, without payment of any penalty, upon 60 days’ written notice. To the extent that the Adviser outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to the Adviser.

Indemnification

The Administration Agreement provides that the Adviser and its affiliates’ respective officers, directors, members, managers, shareholders and employees are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Administration Agreement, provided that nothing in the Administration Agreement will be deemed to protect the Adviser in respect of any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of such person’s duties under the Administration Agreement.

Dealer Manager Agreement & Participating Broker-Dealer Agreements

We have entered into a dealer manager agreement (the “Dealer Manager Agreement”) with the Dealer Manager, an affiliate of the Adviser, and participating broker-dealer agreements with certain broker-dealers. Under the terms of the Dealer Manager Agreement and the participating broker-dealer agreements, the Dealer Manager serves as the dealer manager, and certain participating broker-dealers solicit capital, for our public offering of shares of Class S, Class D and Class I common stock. The Dealer Manager is entitled to receive an Upfront Sales Load of up to 3.50% of the offering price of each Class S share sold in the offering. The Dealer Manager may be entitled to receive an Upfront Sales Load of up to 1.50% of the offering price of each Class D share sold. The Dealer Manager anticipates that all or a portion of the Upfront Sales Load will be retained by, or reallowed (paid) to, participating broker-dealers. The Dealer Manager will not receive an Upfront Sales Load with respect to purchases of Class I shares or shares of any class of shares issued pursuant to our distribution reinvestment plan.

Subject to FINRA limitations on underwriting compensation, we pay the Dealer Manager servicing fees for ongoing services rendered to shareholders by participating broker-dealers or broker-dealers servicing investors’ accounts, referred to as servicing broker-dealers:

•	with respect to our outstanding Class S shares equal to 0.85% per annum of the aggregate net asset value of our outstanding Class S shares; and

•	with respect to our outstanding Class D shares equal to 0.25% per annum of the aggregate net asset value of our outstanding Class D shares.

We do not pay an ongoing servicing fee with respect to our outstanding Class I shares.

The servicing fees are paid monthly in arrears. The Dealer Manager reallows (pays) all or a portion of the ongoing servicing fees to participating broker-dealers and servicing broker-dealers for ongoing services performed by such broker-dealers, and will waive ongoing servicing fees to the extent a broker-dealer is not eligible to receive it for failure to provide such services. Because the ongoing servicing fees are calculated based on our net asset values for our Class S and Class D shares, they will reduce the net asset values or, alternatively, the distributions payable, with respect to the shares of each such class, including shares issued under our distribution reinvestment plan. We will cease paying ongoing servicing fees at the date at which total underwriting compensation from any source in connection with the offering of our common stock equals 10% of the gross proceeds from the offering (excluding proceeds from issuances pursuant to our distribution reinvestment plan). This limitation is intended to ensure that we satisfy the requirements of FINRA Rule 2310, which provides that the maximum aggregate underwriting compensation from any source, including compensation paid from offering proceeds and in the form of “trail commissions,” payable to underwriters, broker-dealers, or affiliates thereof participating in an offering may not exceed 10% of gross offering proceeds, excluding proceeds received in connection with the issuance of shares through a distribution reinvestment plan.

The Upfront Sales Load for sales of Class S and Class D shares may be reduced or waived in connection with discounts, other fee arrangements or for sales to certain categories of purchasers.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into the Investment Advisory Agreement, the Administration Agreement and the Expense Support Agreement with the Adviser. Pursuant to the Investment Advisory Agreement, we pay the Adviser a base management fee and an incentive fee. See “Management and Other Agreements and Fees—Investment Advisory Agreement” for a description of how the fees payable to the Adviser will be determined. Pursuant to the Administration Agreement, we will reimburse the Adviser for expenses necessary to perform services related to our administration and operations. See “Management and Other Agreements and Fees—Administration Agreement” for a description of how the expenses reimbursable to the Adviser will be determined. In addition, the Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees. The purpose of the Expense Support Agreement was to ensure that no portion of our distributions to shareholders will represent a return of capital for tax purposes. On March 7, 2023, the Adviser terminated the Expense Support Agreement. See “Business—Expense Support and Conditional Reimbursement Agreement” in Part I, Item I of our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 10, 2023, for a description of the Expense Support Agreement.

Our executive officers, certain of our directors and certain other finance professionals of Blue Owl also serve as executives of the Owl Rock Advisers, and certain of our officers and directors and professionals of Blue Owl and the Owl Rock Advisers are officers of Blue Owl Securities LLC (formerly, Owl Rock Capital Securities). In addition, our executive officers and directors and the members of the Adviser and members of its investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or a related, line of business as we do (including the Owl Rock Advisers), including serving on their respective investment committees and/or on the investment committees of investments funds, accounts or other investment vehicles managed by our affiliates which may have an investment objective similar to our investment objective. At time we may compete with these other entities managed by the other Owl Rock Advisers, including the “Owl Rock Clients”, for capital and investment opportunities. As a result, we may not be given the opportunity to participate in certain investments made by the Owl Rock Clients. This can create a potential conflict when allocating investment opportunities among us and such other Owl Rock Clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. However, in order for the Adviser and its affiliates to fulfill their fiduciary duties to each of their clients, the Owl Rock Advisers have put in place an investment allocation policy that seeks to ensure the fair and equitable allocation of investment opportunities over time and addresses the co-investment restrictions set forth under the 1940 Act.

Allocation of Investment Opportunities

The Owl Rock Advisers intend to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with its allocation policy, so that no client of the Adviser or its affiliates is disadvantaged in relation to any other client of the Adviser or its affiliates, taking into account such factors as the relative amounts of capital available for new investments, cash on hand, existing commitments and reserves, the investment programs and portfolio positions of the participating investment accounts, the clients for which participation is appropriate, targeted leverage level, targeted asset mix and any other factors deemed appropriate. The Owl Rock Advisers intend to allocate common expenses among us and other clients of the Adviser and its affiliates in a manner that is fair and equitable over time or in such other manner as may be required by applicable law or the Investment Advisory Agreement. Fees and expenses generated in connection with potential portfolio investments that are not consummated will be allocated in a manner that is fair and equitable over time and in accordance with policies adopted by the Owl Rock Advisers and the Investment Advisory Agreement.

The Owl Rock Advisers have put in place an investment allocation policy that seeks to ensure the equitable allocation of investment opportunities and addresses the co-investment restrictions set forth under the 1940 Act. When we engage in co-investments as permitted by the exemptive relief described below, we will do so in a manner consistent with the Owl Rock Advisers’ allocation policy. In situations where co-investment with other entities managed by the Adviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, a committee comprised of certain executive officers of the Owl Rock Advisers (including executive officers of the Adviser) along with other officers and employees, will need to decide whether we or such other entity or entities will proceed with the investment. The allocation committee will make these determinations based on the Owl Rock Advisers’ allocation policy, which generally requires that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.

The Owl Rock Advisers’ allocation policy is designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to us and its or its affiliates’ similar fiduciary obligations to other clients, including the Owl Rock Clients; however, there can be no assurance that the Owl Rock Advisers’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

The allocation of investment opportunities among us and any of the other investment funds sponsored or accounts managed by the Adviser or its affiliates may not always, and often will not, be proportional. In general, pursuant to the Owl Rock Advisers’ allocation policy, the process for making an allocation determination includes an assessment as to whether a particular investment opportunity (including any follow-on investment in, or disposition from, an existing portfolio company held by the Company or another investment fund or account) is suitable for us or another investment fund or account including the Owl Rock Clients. In making this assessment, the Owl Rock Advisers may consider a variety of factors, including, without limitation: the investment objectives, guidelines and strategies applicable to the investment fund or account; the nature of the investment, including its risk-return profile and expected holding period; portfolio diversification and concentration concerns; the liquidity needs of the investment fund or account; the ability of the investment fund or account to accommodate structural, timing and other aspects of the investment process; the life cycle of the investment fund or account; legal, tax and regulatory requirements and restrictions, including, as applicable, compliance with the 1940 Act (including requirements and restrictions pertaining to co-investment opportunities discussed below); compliance with existing agreements of the investment fund or account; the available capital of the investment fund or account; diversification requirements for BDCs or RICs; the gross asset value and net asset value of the investment fund or account; the current and targeted leverage levels for the investment fund or account; and portfolio construction considerations. The relevance of each of these criteria will vary from investment opportunity to investment opportunity. In circumstances where the investment objectives of multiple investment funds or accounts regularly overlap, while the specific facts and circumstances of each allocation decision will be determinative, the Owl Rock Advisers may afford prior decisions precedential value.

Pursuant to the Owl Rock Advisers’ allocation policy, if through the foregoing analysis, it is determined that an investment opportunity is appropriate for multiple investment funds or accounts, the Owl Rock Advisers generally will determine the appropriate size of the opportunity for each such investment fund or account. If an investment opportunity falls within the mandate of two or more investment funds or accounts, and there are no restrictions on such funds or accounts investing with each other, then each investment fund or account will receive the amount of the investment that it is seeking, as determined based on the criteria set forth above.

Certain allocations may be more advantageous to us relative to one or all of the other investment funds, or vice versa. While the Owl Rock Advisers will seek to allocate investment opportunities in a way that it believes in good faith is fair and equitable over time, there can be no assurance that our actual allocation of an investment opportunity, if any, or terms on which the allocation is made, will be as favorable as they would be if the conflicts of interest to which the Adviser may be subject did not exist.

Co-Investment Opportunities

We may be prohibited under the 1940 Act from conducting certain transaction with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC. We rely on exemptive relief (the “Order”) that has been granted by the SEC to the Adviser and its affiliates to co-invest with other funds managed by the Adviser or certain affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to the Order, we generally are permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching by us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing, and (4) the proposed investment by us would not benefit our Adviser or its affiliates or any affiliated person of any of them (other than the parties to the transaction), except to the extent permitted by the Order and applicable law, including the limitations set forth in Section 57(k) of the 1940 Act. In addition, we have received an amendment to the Order to permit us to participate in follow-on investments in our existing portfolio companies with certain affiliates that are private funds, if such private funds did not have an investment in such existing portfolio company. The Owl Rock Advisers’ investment allocation policy incorporates the conditions of the the Order. As a result of the exemptive relief, there could be significant overlap in our investment portfolio and the investment portfolio of the Owl Rock Clients that could avail themselves of the Order and that have an investment objective similar to ours.

Affiliated Dealer Manager

We have entered into the Dealer Manager Agreement with Blue Owl Securities. Pursuant to the Dealer Manager Agreement, we will indemnify the dealer manager, its officers, directors and any person who controls the dealer manager, in certain circumstances.

The Dealer Manager is an affiliate of Blue Owl and will not make an independent review of us or our continuous offering. This relationship may create conflicts in connection with the dealer manager’s due diligence obligations under the federal securities laws. Although the Dealer Manager will examine the information in this prospectus for accuracy and completeness, due to its affiliation with the Adviser, no independent review of us will be made in connection with the distribution of our shares.

License Agreement

We have entered into a license agreement (the “License Agreement”) pursuant to which an affiliate of Blue Owl has granted the Company a non-exclusive license to use the name “Owl Rock.” Under the License Agreement, we have a right to use the Owl Rock name for so long as the Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Owl Rock” name or logo.

Material Non-Public Information

Our senior management, members of the Adviser’s investment committee and other investment professionals from the Adviser may serve as directors of, or in a similar capacity with, companies in which we may invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The information in “Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters” in Part III, Item 12 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 10, 2023, are incorporated herein by reference.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law (the “MGCL”) and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the MGCL and our charter and bylaws for a more detailed description of the provisions summarized below.

General

Under the terms of our charter, our authorized capital stock consists solely of 3,000,000,000 shares of common stock, par value $0.01 per share, of which 1,000,000,000 are classified as Class S common stock, 1,000,000,000 are classified as Class D common stock and 1,000,000,000 are classified as Class I common stock. As of [ ● ], 2023, there were [ ● ] shares of Common Stock, par value $0.01 per share, outstanding, and no shares of preferred stock outstanding.

As permitted by the MGCL, our charter provides that a majority of the entire board of directors, without any action by our shareholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. The charter also provides that the board of directors may classify or reclassify any unissued shares of common stock into one or more classes or series of common stock or preferred stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends, qualifications, or terms or conditions of redemption of the shares. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We do not intend for the shares offered under this prospectus to be listed on any national securities exchange. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under the MGCL, our shareholders generally are not personally liable for our debts or obligations.

None of our shares are subject to further calls or to assessments, sinking fund provisions, obligations of the company or potential liabilities associated with ownership of the security (not including investment risks).

Outstanding Securities

Title of Class	Amount Authorized	Amount Held by Company for its Account	Amount Outstanding as of [ ● ], 2023
Common Stock	3,000,000,000	—	[	● ]
Class S	1,000,000,000	—	[	● ]
Class D	1,000,000,000	—	[	● ]
Class I	1,000,000,000	—	[	● ]

Common Stock

Under the terms of our charter, all shares of our Class S, Class D and Class I common stock will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and non-assessable. Dividends and distributions may be paid to the holders of our Class S, Class D and Class I common stock (which shall be done pro rata among the shareholders of shares of a specific class) at the same time and in different per share amounts on such Class S, Class D and Class I common stock, if, as and when authorized by our board of directors and declared by us out of funds legally available therefore. Each class of common stock shall represent an investment in the same pool of assets and shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as each other class of common stock except for such differences as are clearly and expressly set forth in our charter and as described in “Share Class Specifications.”

Except as may be provided by our board of directors in setting the terms of classified or reclassified stock, or as described in “Share Class Specifications,” shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract and except that, in order to avoid the possibility that our assets could be treated as “plan assets,” we may require any person proposing to acquire shares of our common stock to furnish such information as may be necessary to determine whether such person is a benefit plan investor or a controlling person, restrict or prohibit transfers of shares of such stock or redeem any outstanding shares of stock for such price and on such other terms and conditions as may be determined by or at the direction of the board of directors.

In the event of our liquidation, dissolution or winding up, each share of each class of our common stock would be entitled to be paid, out of all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time, a liquidation payment equal to the net asset value per share of such class; provided, however, that if the available assets of the Company are insufficient to pay in full the above described liquidation payment, then such assets, or the proceeds thereof, shall be distributed among the holders of shares of each class of common stock ratably in the same proportion as the respective amounts that would be payable on such shares of each class of common stock if all amounts payable thereon were paid in full.

Subject to the rights of holders of any other class or series of stock, Class S, Class D and Class I common stock will vote together as a single class, and each share is entitled to one vote on all matters submitted to a vote of shareholders, including the election of directors. Except as may be provided by the board of directors in setting the terms of classified or reclassified stock, and subject to the express terms of any class or series of Preferred Stock, the holders of our common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors. Cumulative voting entitles a shareholder to as many votes as equals the number of votes which such holder would be entitled to cast for the election of directors multiplied by the number of directors to be elected and allows a shareholder to cast a portion or all of the shareholder’s votes for one or more candidates for seats on the board of directors. Without cumulative voting, a minority shareholder may not be able to elect as many directors as the shareholder would be able to elect if cumulative voting were permitted. Subject to the special rights of the holders of any class or series of preferred stock to elect directors, each director will be elected by a majority of the votes cast with respect to such director’s election, except in the case of a “contested election” (as defined in our bylaws), in which directors will be elected by a plurality of the votes cast in the contested election of directors.

Preferred Stock

The offering of our Class S, Class D and Class I common stock does not include an offering of preferred stock. However, under the terms of our charter, our board of directors may authorize us to issue shares of preferred stock in one or more classes or series without shareholder approval, to the extent permitted by the 1940 Act. The board of directors has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred stock. We do not currently anticipate issuing preferred stock in the near future. In the event we issue preferred stock, we will make any required disclosure to shareholders. We will not offer preferred stock to the Adviser or our affiliates except on the same terms as offered to all other shareholders.

Preferred stock could be issued with terms that would adversely affect the shareholders. Preferred stock could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class voting separately to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred stock (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred stock would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.

The issuance of any preferred stock must be approved by a majority of our independent directors not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel. Our board of directors has passed a resolution that no preferred stock will be issued that has voting rights that will limit or subordinate voting rights of the holders of our common stock afforded by the Omnibus Guidelines.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

The MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action.

Despite the above provisions of the MGCL, and in accordance with guidelines adopted by the North American Securities Administrations Association (“NASAA”), our charter and our Advisory Agreement prohibit us from indemnifying or holding harmless an officer, director, employee, controlling person and any other person or entity acting as our agent (which would include, without limitation, our Adviser and its affiliates) unless each of the following conditions are met: (1) we have determined, in good faith, that the course of conduct that caused the loss or liability was in our best interest; (2) we have determined, in good faith, that the party seeking indemnification was acting or performing services on our behalf; (3) we have determined, in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is our Adviser, any of its affiliates or any officer of the Company, our Adviser or an affiliate of our Adviser or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is a director (and not also an officer of the Company, our Adviser or an affiliate of our Adviser); and (4) such indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our shareholders.

The MGCL requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity against reasonable expenses incurred in the proceeding in which the director or officer was successful. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under the MGCL, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, the MGCL permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The MGCL and Certain Charter and Bylaw Provisions; Anti-Takeover Measures

The MGCL contains, and our charter and bylaws also contain, provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the board of directors. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of shareholders. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the board of director’s ability to negotiate such proposals may improve their terms.

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, merge, consolidate, convert into another form of business entity, sell all or substantially all of its assets or engage in a statutory share exchange unless declared advisable by the corporation’s board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser or greater percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to certain exceptions discussed below, the charter provides for approval of these actions by the affirmative vote of shareholders entitled to cast a majority of the votes entitled to be cast on the matter.

Notwithstanding the foregoing, amendments to our charter to make our common stock a “redeemable security” or to convert the company, whether by merger or otherwise, from a closed-end company to an open-end company must be approved by the affirmative vote of holders of our common stock entitled to cast at least two-thirds of the votes entitled to be cast on the matter, with common stock and each class or series of preferred stock that is entitled to vote on a matter voting as a separate class. In addition, as permitted by the MGCL, our charter provides that a majority of our board of directors, without action by our shareholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue; provided, that any such amendment may not change the preferences, conversion or other rights, voting powers, limitations as to dividends or terms or conditions of redemption of any issued and outstanding shares.

Our charter and bylaws provide that our board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws; provided, however, that certain provisions related to stockholder requested meetings may only be amended by the affirmative vote of Stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

Our charter provides that upon a vote by a majority of our shareholders voting together as a single class, our shareholders may, without the necessity of any concurrence by our Adviser, direct that the Company:

•	approve or disapprove an amendment to our charter;

•	remove our Adviser and elect a new investment adviser;

•	approve or disapprove the dissolution of the Company; or

•	approve or disapprove the sale of all or substantially all of our assets when such sale is to be made other than in the ordinary course of business.

In addition, our charter provides that none of our Adviser, directors, or our Dealer-Manager may vote or consent on matters submitted to our shareholders regarding the removal of our Adviser or such director, or any transaction between us, on the one hand, and our Adviser or any of its affiliates or such director(s), on the other.

Without the approval of a majority of our shareholders voting together as a single class, our Adviser may not:

•	amend the investment advisory agreement except for amendments that would not adversely affect the rights of our shareholders;

•

except as otherwise permitted under the Advisory Agreement, voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our shareholders;

•	appoint a new investment adviser (other than a sub-adviser pursuant to the terms of the Advisory Agreement and applicable law);

•	sell all or substantially all of our assets other than in the ordinary course of business; or

•	cause the merger or similar reorganization of the Company.

Our charter also provides that the board of directors will be divided into three classes, as nearly equal in size as practicable, with each class of directors serving for a staggered three-year term. Additionally, subject to the rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, directors may be removed at any time, with or without cause (as such term is defined in charter) by the affirmative vote of a majority of the votes entitled to be cast generally in the election of directors. Our charter and bylaws also provide that, except as provided otherwise by applicable law, including the 1940 Act and subject to any rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, any vacancy on the board of directors, except, until such time as we have three independent directors, for vacancies resulting from the removal of a director by the shareholders, and any newly created directorship resulting from an increase in the size of the board of directors, may only be filled by vote of the directors then in office, even if less than a quorum, or by a sole remaining director.

Pursuant to our election in Article V of our charter, subject to applicable requirements of the 1940 Act, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, (a) any vacancy on the board of directors may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum and (b) any director elected to fill a vacancy shall serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies; provided that, under the MGCL, when the holders of any class, classes or series of stock have the exclusive power under the charter to elect certain directors, vacancies in directorships elected by such class, classes or series may be filled by a majority of the remaining directors so elected by such class, classes or series of our stock. In addition, our charter provides that, subject to any rights of holders of one or more classes or series of stock to elect or remove one or more directors, the total number of directors will be fixed from time to time exclusively pursuant to resolutions adopted by the board of directors.

The classification of the board of directors and the limitations on removal of directors described above as well as the limitations on shareholders’ right to fill vacancies and newly created directorships and to fix the size of the board of directors could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring or attempting to acquire us.

The MGCL and our charter and bylaws also provide that:

•

any action required or permitted to be taken by the shareholders at an annual meeting or special meeting of shareholders may only be taken if it is properly brought before such meeting or by unanimous consent in lieu of a meeting;

•

special meetings of the shareholders may only be called by the board of directors, the chairman of board of directors, the chief executive officer or the president, and must be called by the secretary upon the written request of shareholders who are entitled to cast not less than ten percent of all the votes entitled to be cast on such matter at such meeting; and

•	any shareholder nomination or business proposal to be properly brought before a meeting of shareholders must have been made in compliance with certain advance notice and informational requirements.

Our charter also provides that any tender offer made by any person, including any “mini-tender” offer, must comply with the provisions of Regulation 14D of the Exchange Act, including the notice and disclosure requirements. Among other things, the offeror must provide us notice of such tender offer at least ten business days before initiating the tender offer. The charter prohibits any shareholder from transferring shares of stock to a person who makes a tender offer which does not comply with such provisions unless such shareholder has first offered such shares of stock to us at the tender offer price in the non-compliant tender offer. In addition, the non-complying offeror will be responsible for all of our expenses in connection with that offeror’s noncompliance.

These provisions could delay or hinder shareholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for the common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a shareholder (such as electing new directors or approving a merger) only at a duly called shareholders meeting, and not by written consent. In addition, although the advance notice and information requirements in our bylaws do not give the board of directors any power to disapprove shareholder nominations for the election of directors or business proposals that are made in compliance with applicable advance notice procedures, they may have the effect of precluding a contest for the election of directors or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

Our charter prohibits the Adviser from: (i) receiving or accepting any rebate, give-ups or similar arrangement that is prohibited under applicable federal or state securities laws, (ii) participating in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws and the NASAA Omnibus Guidelines governing conflicts of interest or investment restrictions or (iii) entering into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws and the NASAA Omnibus Guidelines. In addition, the Adviser may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our stock or give investment advice to a potential shareholder; provided, however, that the Adviser may pay a registered broker-dealer or other properly licensed agent from sales commissions for selling or distributing shares of our common stock.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals

Our bylaws provide that, with respect to an annual meeting of shareholders, nominations of individuals for election as directors and the proposal of business to be considered by shareholders may be made only (a) pursuant to our notice of the meeting, (b) by or at the direction of the board of directors or (c) by a shareholder who is a shareholder of record both at the time of giving the advance notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election as directors at a special meeting at which directors are to be elected may be made only (a) by or at the direction of the board of directors or (b) provided that the special meeting has been called in accordance with our bylaws for the purpose of electing directors, by a shareholder who is a shareholder of record both at the time of giving the advance notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of our bylaws.

The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford the board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the board of directors, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our bylaws do not give the board of directors any power to disapprove shareholder nominations for the election of directors or proposals recommending certain action, the advance notice and information requirements may have the effect of precluding election contests or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

No Appraisal Rights

For certain extraordinary transactions and amendments to our charter, the MGCL provides the right to dissenting shareholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. As permitted by the MGCL, our charter provides that shareholders will not be entitled to exercise appraisal rights unless the board of directors determines that appraisal rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which shareholders would otherwise be entitled to exercise appraisal rights.

Access to Records

Any shareholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Inspection of our records by the office or agency administering the securities laws of a jurisdiction will be provided upon reasonable notice and during normal business hours. An alphabetical list of the names, addresses and telephone numbers of our shareholders, along with the number of shares of our common stock held by each of them, will be maintained as part of our books and records and will be available for inspection by any shareholder or the shareholder’s designated agent at our office. The shareholder list will be updated at least quarterly to reflect changes in the information contained therein. A copy of the list will be mailed to any shareholder who requests the list within ten days of the request. A shareholder may request a copy of the shareholder list for any reason, including, without limitation, in connection with matters relating to voting rights and the exercise of shareholder rights under federal proxy laws. A shareholder requesting a list will be required to pay reasonable costs of postage and duplication.

Under the MGCL, our shareholders are entitled to inspect and copy, upon written request during usual business hours, the following corporate documents: (i) our charter, (ii) our bylaws, (iii) minutes of the proceedings of our shareholders, (iv) annual statements of affairs and (v) any voting trust agreements. A shareholder may also request access to any other corporate records, which may be evaluated solely in the discretion of our board of directors.

In addition to the foregoing, shareholders have rights under Rule 14a-7 under the Exchange Act, which provides that, upon the request of investors and the payment of the expenses of the distribution, we are required to distribute specific materials to shareholders in the context of the solicitation of proxies for voting on matters presented to shareholders or, at our option, provide requesting shareholders with a copy of the list of shareholders so that the requesting shareholders may make the distribution of proxies themselves. A shareholder may also request access to any other corporate records. If a proper request for the shareholder list or any other corporate records is not honored, then the requesting shareholder will be entitled to recover certain costs incurred in compelling the production of the list or other requested corporate records as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a shareholder will not have the right to, and we may require a requesting shareholder to represent that it will not, secure the shareholder list or other information for the purpose of selling or using the list for a commercial purpose not related to the requesting shareholder’s interest in our affairs. We may also require that such shareholder sign a confidentiality agreement in connection with the request.

Control Share Acquisitions

Certain provisions of the MGCL provide that a holder of control shares of a Maryland corporation acquired in a control share acquisition has no voting rights with respect to the control shares except to the extent approved by the affirmative vote of two-thirds of the votes entitled to be cast on the matter, which is referred to as the Control Share Acquisition Act (the “Controlled Share Acquisition Act”). Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite shareholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval or shares acquired directly from the corporation. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any shareholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or if a meeting of shareholders is held at which the voting rights of the shares are considered and not approved, as of the date of such meeting. If voting rights for control shares are approved at a shareholder meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of shares of stock. The SEC staff previously took the position that, if a BDC failed to opt-out of the Control Share Acquisition Act, its actions would be inconsistent with Section 18(i) of the 1940 Act. However, the SEC recently withdrew its previous position, and stated that is would not recommend enforcement action against a closed-end fund, including a BDC, that that opts in to being subject to the Control Share Acquisition Act if the closed-end fund acts with reasonable care on a basis consistent with other applicable duties and laws and the duty to the company and its shareholders generally. As such, we may amend our bylaws to be subject to the Control Share Acquisition Act, but will do so only if the Board determines that it would be in our best interests and if such amendment can be accomplished in compliance with applicable laws, regulations and SEC guidance.

Business Combinations

Under the MGCL, “business combinations” between a Maryland corporation and an interested shareholder or an affiliate of an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder. These business combinations include a merger, consolidation, statutory share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested shareholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s stock; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested shareholder under this statute if the corporation’s board of directors approves in advance the transaction by which he or she otherwise would have become an interested shareholder. However, in approving a transaction, the board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any such business combination generally must be recommended by the corporation’s board of directors and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested shareholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested shareholder.

These super-majority vote requirements do not apply if holders of the corporation’s common stock receive a minimum price, as defined under the MGCL, for their shares in the form of cash or other consideration in the same form as previously paid by the interested shareholder for its shares. The statute provides various exemptions from its provisions, including for business combinations that are exempted by the corporation’s board of directors before the time that the interested shareholder becomes an interested shareholder. The board of directors has adopted a resolution exempting from the requirements of the statute any business combination between us and any other person, provided that such business combination is first approved by the board of directors (including a majority of the directors who are not “interested persons” within the meaning of the 1940 Act). This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or our board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control and increase the difficulty of consummating any offer.

Restrictions on Roll-Up Transactions

In connection with a proposed “roll-up transaction,” which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of us and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction, we will obtain an appraisal of all of its properties from an independent expert. In order to qualify as an independent expert for this purpose, the person or entity must have no material current or prior business or personal relationship with us and must be engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by us, who is qualified to perform such work. Our assets will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up transaction. The appraisal will assume an orderly liquidation of our assets over a 12-month period. The terms of the engagement of such independent expert will clearly state that the engagement is for our benefit and the benefit of our shareholders. We will include a summary of the appraisal, indicating all material assumptions underlying the appraisal, in a report to the shareholders in connection with the proposed roll-up transaction. If the appraisal will be included in a prospectus used to offer the securities of the roll-up entity, the appraisal will be filed with the SEC and the states as an exhibit to the registration statement for the offering.

In connection with a proposed roll-up transaction, the person sponsoring the roll-up transaction must offer to the shareholders who vote against the proposal a choice of:

•	accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or

•	one of the following:

•	remaining as shareholders and preserving their interests in us on the same terms and conditions as existed previously; or

•	receiving cash in an amount equal to their pro rata share of the appraised value of the net assets of the class of shares that they hold.

We are prohibited from participating in any proposed roll-up transaction:

•

which would result in shareholders having voting rights in the entity that would be created or would survive after the successful completion of the roll-up transaction that are less than those provided in the charter, including rights with respect to the election and removal of directors, annual and special meetings, amendments to the charter and our dissolution;

•

which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares of our common stock by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up transaction on the basis of the number of shares held by that investor;

•

in which shareholders’ rights to access to records of the entity that would be created or would survive after the successful completion of the roll-up transaction will be less than those provided in the charter; or

•	in which we would bear any of the costs of the roll-up transaction if the shareholders reject the roll-up transaction.

Reports to Shareholders

Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all shareholders of record. In addition, we will distribute our annual report on Form 10-K to all shareholders within

120 days after the end of each calendar year, which must contain, among other things, a breakdown of the expenses reimbursed by us to the Adviser. These reports will also be available on our website at www.orcic.com and on the SEC’s website at www.sec.gov.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as online charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

Conflict with the 1940 Act

Our bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act or any provision of our charter or our bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

PLAN OF DISTRIBUTION

Each broker-dealer that receives Exchange Notes for its own account pursuant to the exchange offer in exchange for Restricted Notes where such Restricted Notes were acquired as a result of market-making or other trading activities must acknowledge that it will deliver a prospectus in connection with any resale or other transfer of such Exchange Notes. This prospectus, as it may be amended or supplemented from time to time, may be used by such a broker-dealer in connection with resales or other transfers of such Exchange Notes. To the extent any such broker-dealer participates in the exchange offer, we have agreed that, for a period of up to 180 days after the completion of the exchange offer, upon request of such broker-dealer, we will make this prospectus, as amended or supplemented, available to such broker-dealer for use in connection with any such resales or other transfers of Exchange Notes, and will deliver as many additional copies of this prospectus and each amendment or supplement to this prospectus and any documents incorporated by reference in this prospectus as such broker-dealer may reasonably request.

We will not receive any proceeds from any resales or other transfers of Exchange Notes by such broker-dealers. Exchange Notes received by such broker-dealers for their own accounts pursuant to the exchange offer may be resold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Notes or a combination of these methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Notes. Any such broker-dealer that resells Exchange Notes that were received by it for its own account pursuant to the exchange offer and any broker or dealer that participates in a distribution of such Exchange Notes may be deemed to be an “underwriter” of the Exchange Notes within the meaning of the 1933 Act, and any profit on any such resale of Exchange Notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the 1933 Act. The accompanying Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” of the Exchange Notes within the meaning of the 1933 Act.

DISTRIBUTION REINVESTMENT PLAN

Any investor who purchases shares of our common stock may elect to participate in our distribution reinvestment plan.

Subject to our board of directors’ discretion and applicable legal restrictions, we intend to authorize and declare cash distributions on a monthly or quarterly basis or on such other date or dates as may be fixed from time to time by our board of directors and pay such distributions on a monthly basis. We have adopted a distribution reinvestment plan pursuant to which shareholders will have their cash distributions automatically reinvested in additional shares of our common stock unless they elect to receive their distributions in cash. There will be no Upfront Sales Load on shares purchased through the distribution reinvestment plan. However, the ongoing servicing fees with respect to our Class S and Class D shares are calculated based on our net asset value for those shares and may reduce the net asset value or, alternatively, the distributions payable with respect to shares of each such class, including shares issued in respect of distributions on such shares under the distribution reinvestment plan. We will pay the plan administrator fees under the plan.

No action is required on the part of a registered shareholder to have his, her or its cash dividend or other distribution reinvested in our shares, except shareholders in certain states. Shareholders can elect to “opt out” of the Fund’s distribution reinvestment plan in their subscription agreements (other than Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Oklahoma, Oregon, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan). Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Oklahoma, Oregon, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional shares of our common stock.

Any purchases of our stock pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If you do not participate in the plan you will receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash dividend, then if you have “opted out” of our distribution reinvestment plan you will receive a cash distribution. Participants may terminate their participation in the distribution reinvestment plan with five business days’ prior written notice to us.

Your distribution amount will purchase shares at the then-current net offering price per share for the applicable class of common stock. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as the shares of our common stock offered pursuant to this prospectus.

If you are a registered shareholder, you may elect to receive your entire distribution in cash by notifying the Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than ten days prior to the record date fixed by the board of directors for the first distribution you wish to receive in cash. If you reinvest your distributions in additional shares of stock pursuant to the distribution reinvestment plan, the plan administrator will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form. If your shares are held by a broker or other financial intermediary, you may “opt-out” of our distribution reinvestment plan by notifying your broker or other financial intermediary of your election.

During each month, our transfer agent or another designated agent will mail and/or make electronically available to each participant in the distribution reinvestment plan, a statement of account describing, as to such participant, the distributions received during such month, the number of shares of our common stock purchased during such month, and the per share purchase price for such shares. Annually, as required by the Code, we will include tax information for income earned on shares under the distribution reinvestment plan on a Form 1099-DIV that is mailed to shareholders subject to IRS tax reporting. We reserve the right to amend, suspend or terminate the distribution reinvestment plan. Any distributions reinvested through the issuance of shares through our distribution reinvestment plan will increase our net assets on which the base management fee and the incentive fee are determined and paid under the Investment Advisory Agreement.

Additional information about the distribution reinvestment plan may be obtained by contacting shareholder services for Owl Rock Core Income Corp. at (212) 419-3000.

REGULATION

The information in “Business — Regulation as a Business Development Company” in Part I, Item 1 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 10, 2023, is incorporated herein by reference.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by State Street Bank and Trust Company. The address of the custodian is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. DST Systems, Inc. will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The exchange of Restricted Notes for Exchange Notes in the exchange offer will not constitute a taxable event to holders for U.S. federal income tax purposes. Consequently, you will not recognize gain or loss upon receipt of an Exchange Note, the holding period of the Exchange Note will include the holding period of the Restricted Note exchanged therefor and the basis of the Exchange Note will be the same as the basis of the Restricted Note exchanged therefor immediately before the exchange.

In any event, persons considering the exchange of Restricted Notes for Exchange Notes should consult their own tax advisors concerning the U.S. federal income tax consequences in light of their particular situations as well as any consequences arising under the laws of any other taxing jurisdiction.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use broker-dealers in the normal course of our business. Subject to policies established by our board of directors, if any, our Adviser will be primarily responsible for the execution of any publicly traded securities portfolio transactions and the allocation of brokerage commissions. Our Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker-dealer based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other broker-dealers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements as of December 31, 2022 for Owl Rock Core Income Corp. and subsidiaries included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and the Senior Securities table included in this prospectus under the heading “Senior Securities,” have been audited by KPMG LLP, an independent registered public accounting firm, and have been so incorporated by reference and included, respectively, in reliance on the reports of such firm given upon their authority as experts in auditing and accounting.

LEGAL MATTERS

Certain legal matters regarding the Exchange Notes have been passed upon for us by Eversheds Sutherland (US) LLP.

The information in “Legal Proceedings” in Part II, Item 1 of the our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, filed with the SEC on May 11, 2023, is incorporated herein by reference.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-14, together with all amendments and related exhibits, under the 1933 Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to such information incorporated by reference. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file any such document. Any reports filed by us with the SEC subsequent to the date of this prospectus and before the date that any offering of any securities by means of this prospectus and any accompanying prospectus supplement is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.

We incorporate by reference into this prospectus our filings listed below and future filings that we may file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of the initial filing of the registration statement of which this prospectus is a part and prior to the effectiveness of the registration statement; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished to the SEC which is not deemed filed is not incorporated by reference in this prospectus. Information that we file with the SEC subsequent to the date of this prospectus will automatically update and may supersede information in this prospectus and other information previously filed with the SEC.

The prospectus incorporates by reference the documents set forth below that have been previously filed with the SEC:

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 10, 2023;

•	our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, filed with the SEC on May 11, 2023; and

•

our Current Reports on Form 8-K filed with the SEC on January 27, 2023, February 13, 2023, February 27, 2023, March 9, 2023, March 13, 2023, March 23, 2023, April 26, 2023, May 12, 2023, May 24, 2023 and May 26, 2023.

See “Available Information” for information on how to obtain a copy of these filings.

OWL ROCK CORE INCOME CORP.

Offer to Exchange

$600,000,000 aggregate principal amount of 7.750% Notes due 2027

For

$600,000,000 aggregate principal amount of 7.750% Notes due 2027

Registered under the Securities Act of 1933, as amended

PRELIMINARY PROSPECTUS

You should rely only on the information contained in this prospectus. This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of these securities. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

                , 2023

PART C

Other Information

Item 15. Indemnification

Maryland General Corporation Law (the “MGCL”) permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action.

Despite the above provisions of the MGCL, and in accordance with guidelines adopted by the North American Securities Administrations Association, our charter and our Advisory Agreement prohibit us from indemnifying or holding harmless an officer, director, employee, controlling person and any other person or entity acting as our agent (which would include, without limitation, our Adviser and its affiliates) unless each of the following conditions are met: (1) we have determined, in good faith, that the course of conduct that caused the loss or liability was in our best interest; (2) we have determined, in good faith, that the party seeking indemnification was acting or performing services on our behalf; (3) we have determined, in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is our Adviser, any of its affiliates, or any officer of the Company, our Adviser or an affiliate of our Adviser, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is a director (and not also an officer of the Company, our Adviser or an affiliate of our Adviser); and (4) such indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our shareholders.

The MGCL requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity against reasonable expenses incurred in the proceeding in which the director or officer was successful. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under the MGCL, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, the MGCL permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Additionally, the Investment Advisory Agreement between the Company and the Adviser provides that the Adviser (and any of its affiliates, directors, officers, members, employees, agents, or representatives) will not be liable to us for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services, and we will indemnify, defend and protect the Adviser (and its affiliates, directors, officers, members, employees, agents, and representatives, each of whom will be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or our shareholders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser. Notwithstanding the preceding sentence, we will not provide for indemnification of an Indemnified Party for any liability or loss suffered by such Indemnified Party, nor will we provide that an Indemnified Party be held harmless for any loss or liability suffered by us, unless: (1) we have determined, in good faith, that the course of conduct that caused the loss or liability was in our best interest; (2) the Indemnified Party was acting on our behalf or performing services for us; (3) such liability or loss was not the result of (i) negligence or misconduct, in the case that the Indemnified Party is the Adviser, an affiliate of the Adviser or one of our officers, or (ii) gross negligence or willful misconduct, in the case that the Indemnified Party is a director who is also not one of our officers or the Adviser or an affiliate of the Adviser; and (4) the indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our shareholders. Furthermore, in accordance with Section 17(i) of the 1940 Act, the Adviser (and any of its affiliates, directors, officers, members, employees, agents, or representatives) may not be protected against any liability to the Company or any Company investor to which he would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Moreover, the Administration Agreement between the Company and the Adviser provides that the Adviser and its affiliates’ respective officers, directors, members, managers, shareholders and employees are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Administration Agreement, provided that nothing in the Administration Agreement will be deemed to protect the Adviser in respect of any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of such person’s duties under the Administration Agreement.

Item 16.	Exhibits

(1)	Articles of Incorporation of the Registrant (incorporated by reference to Exhibit (a)(1) to the Company’s Registration Statement on Form N-2, filed on October 16, 2020).

(1)(a)	Second Articles of Amendment and Restatement (incorporated by reference to Exhibit 3.1 of the Company’s Current Report on Form 8-K, filed on February 23, 2021).

(2)	Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 of the Company’s Current Report on Form 8-K, filed on February 23, 2021).

(5)(a)	Indenture, dated as of September 23, 2021, by and between Owl Rock Core Income Corp. and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on September 24, 2021).

(5)(b)	First Supplemental Indenture, dated as of September 23, 2021, relating to the 3.125% notes due 2026, by and between Owl Rock Core Income Corp. and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on September 24, 2021).

(5)(c)	Form of 3.125% notes due 2026 sold in reliance on Rule 144A of the Securities Act (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed on September 24, 2021).

(5)(d)	Form of 3.125% notes due 2026 sold in reliance on Rule 501(a)(1), (2), (3), (7) or (9) of the Securities Act (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K, filed on September 24, 2021).

(5)(e)	Registration Rights Agreement, dated as of September 23, 2021, by and among Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K, filed on September 24, 2021).

(5)(f)	Second Supplemental Indenture, dated as of February 8, 2022, relating to the 4.70% notes due 2027, by and between Owl Rock Core Income Corp. and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on February 8, 2022).

(5)(g)	Form of 4.70% notes due 2027 sold in reliance on Rule 144A of the Securities Act (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed on February 8, 2022).

(5)(h)	Form of 4.70% notes due 2027 sold in reliance on Rule 501(a)(1), (2), (3), (7) or (9) of the Securities Act (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K, filed on February 8, 2022).

(5)(i)	Registration Rights Agreement, dated as of February 8, 2022, by and among J.P. Morgan Securities LLC, Deutsche Bank Securities Inc. and RBC Capital Markets, LLC, as representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K, filed on February 8, 2022).

(5)(j)	Third Supplemental Indenture, dated as of March 29, 2022, relating to the 5.500% notes due 2025, by and between Owl Rock Core Income Corp. and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed March 29, 2022).

(5)(k)	Form of 5.500% notes due 2025 sold in reliance on Rule 144A of the Securities Act (incorporated by Reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed March 29, 2022).

(5)(l)	Form of 5.500% notes due 2025 sold in reliance on Rule 501(a)(1), (2), (3), (7) or (9) of the Securities Act (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K filed March 29, 2022).

(5)(m)	Registration Rights Agreement, dated as of March 29, 2022, by and among SMBC Nikko Securities America, Inc., BofA Securities, Inc. and MUFG Securities Americas Inc., as representatives of the Initial Purchasers (incorporated by reference to exhibit 4.5 to the Company’s Current Report on Form 8-K filed March 29, 2022).

(5)(n)	Fourth Supplemental Indenture, dated as of September 16, 2022, relating to the 7.750% notes due 2027, by and between Owl Rock Core Income Corp. and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (incorporated by reference to exhibit 4.2 to the Company’s Current Report on Form 8-K filed September 19, 2022).

(5)(o)	Form of 7.750% notes due 2027 sold in reliance on Rule 144A of the Securities Act (incorporated by reference to exhibit 4.3 to the Company’s Current Report on Form 8-K filed September 19, 2022).

(5)(p)	Form of 7.750% notes due 2027 sold in reliance on Rule 501(a)(1), (2), (3), (7) or (9) of the Securities Act (incorporated by reference to exhibit 4.4 to the Company’s Current Report on Form 8-K filed September 19, 2022).

(5)(q)	Registration Rights Agreement, dated as of September 16, 2022, by and among SMBC Nikko Securities America, Inc., BofA Securities, Inc. and MUFG Securities Americas Inc., as representatives of the Initial Purchasers (incorporated by reference to exhibit 4.5 to the Company’s Current Report on Form 8-K filed September 19, 2022).

(6)	Amended and Restated Investment Advisory Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated May 19, 2021).

(7)(a)	Dealer Manager Agreement (incorporated by reference to Exhibit (h)(1) to the Company’s Registration Statement on Form N-2, filed on October 16, 2020).

(7)(b)	Amendment No. 1 to the Dealer Manager Agreement (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed on February 23, 2021).

(7)(c)	Form of Participating Broker-Dealer Agreement (Included as Exhibit A to the Form of Dealer Manager Agreement)(incorporated by reference to Exhibit (h)(2) to the Company’s Registration Statement on Form N-2, filed on October 16, 2020).

(9)	Custodian Agreement (incorporated by reference to Exhibit (j) to the Company’s Registration Statement on Form N-2, filed on October 16, 2020).

(10)	Shareholder Services Plan (incorporated by reference to Exhibit (h)(3) to the Company’s Registration Statement on Form N-2, filed on October 16, 2020).

(11)	Opinion of Eversheds Sutherland (US) LLP**

(12)	Not applicable.

(13)(a)	Amended and Restated Administration Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, dated May 19, 2021).

(13)(b)	License Agreement (incorporated by reference to Exhibit (k)(2) to the Company’s Registration Statement on Form N-2, filed on October 16, 2020).

(13)(c)	Expense Support and Conditional Reimbursement Agreement by and among the Registrant and Adviser (incorporated by reference to Exhibit (k)(4) to the Company’s Registration Statement on Form N-2, filed on October 16, 2020).

(13)(d)	Multi-Class Plan (incorporated by reference to Exhibit (k)(5) to the Company’s Registration Statement on Form N-2, filed on October 16, 2020).

(13)(e)	Loan Agreement between the Company and Owl Rock Feeder FIC ORCIC Debt LLC (incorporated by reference to Exhibit (k)(6) to the Company’s Registration Statement on Form N-2, filed on October 16, 2020).

(13)(f)	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed February 23, 2021).

(13)(g)	Senior Secured Revolving Credit Agreement by and among the Company, as borrower, and the Revolver Lenders from time to time parties thereto, Sumitomo Mitsui Banking Corporation as Administrative Agent, Sumitomo Mitsui Banking Corporation and MUFG Union Bank, N.A. as Joint Lead Arrangers, Joint Book Runners and Syndication Agents, and JPMorgan Chase Bank, N.A. and Bank of America, N.A., as Documentation Agents (incorporated by reference to Exhibit 10.1 to the Amendment to the Company’s Current Report on Form 8-K, filed May 18, 2021).

(13)(h)	First Amendment to the Senior Secured Revolving Credit Agreement, dated as of September 30, 2021, among Owl Rock Core Income Corp. as Borrower, the Lenders and Issuing Banks party thereto, and Sumitomo Mitsui Banking Corporation as Administrative Agent, Sumitomo Mitsui Banking Corporation and MUFG Union Bank, N.A. as Syndication Agents, Sumitomo Mitsui Banking Corporation and MUFG Union Bank, N.A. as Joint Lead Arrangers and Joint Book Runners, JP Morgan Chase Bank, N.A. and Bank of America as Documentation Agents (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on October 4, 2021).

(13)(i)	Second Amendment to the Senior Secured Revolving Credit Agreement, dated as of February 28, 2022, among Owl Rock Core Income Corp. as Borrower, the Lenders and Issuing Banks party thereto, and Sumitomo Mitsui Banking Corporation as Administrative Agent.

(13)(j)	Amended and Restated Loan Agreement, by and between the Company and Owl Rock Feeder FIC ORCIC Debt LLC (incorporated by reference to Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q, filed May 14, 2021).

(13)(k)	Amendment No. 1 to the Loan Agreement (incorporated by reference to Exhibit (k)(1) to the Company’s Post-Effective Amendment No. 2 to the Registration Statement on Form N-2, filed May 21, 2021).

(13)(l)	Amendment No. 1, dated as of August 26, 2021, to the Amended and Restated Loan Agreement, dated as of May 12, 2021, by and between Owl Rock Core Income Corp. and Owl Rock Feeder FIC ORCIC Debt LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on August 31, 2021).

(13)(m)	Amendment No. 2, dated as of September 13, 2021, to the Amended and Restated Loan Agreement, dated as of May 12, 2021, by and between Owl Rock Core Income Corp. and Owl Rock Feeder FIC ORCIC Debt LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on September 14, 2021).

(13)(n)	Credit Agreement, dated as of September 16, 2021, among Core Income Funding I LLC, as Borrower, the Lenders referred to therein, Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company, as collateral Agent, Collateral Administrator, Custodian and Alter Domus (US) LLC as document custodian (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on September 20, 2021).

(13)(o)	Form of Amendment No. 1 to the Credit Agreement by and among Core Income Funding I LLC, as Borrower, the Lenders referred to therein, Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company, as collateral Agent, Collateral Administrator, Custodian and Alter Domus (US) LLC as document custodian (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on December 30, 2021).

(13)(p)	Sale and Contribution Agreement, dated as of September 16, 2021, between Owl Rock Core Income Corp., as Seller and Core Income Funding I LLC, as Purchaser (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on September 20, 2021).

(13)(q)	Sale and Contribution Agreement, dated as of October 5, 2021, between Owl Rock Core Income Corp., as Seller and Core Income Funding II LLC, as Purchaser (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on October 7, 2021).

(13)(r)	Loan Financing and Servicing Agreement, dated as of October 5, 2021, among Core Income Funding II LLC, as Borrower, Owl Rock Core Income Corp., as Equityholder and Services Provider, the Lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, as Facility Agent, the other Agents parties thereto, State Street Bank and Trust Company, as Collateral Agent, and Alter Domus (US) LLC, as Collateral Custodian (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on October 7, 2021).

(13)(s)	Amendment No. 1 to Loan Financing and Servicing Agreement, dated as of October 27, 2021, among Core Income Funding II LLC, as Borrower, Owl Rock Core Income Corp., as Equityholder and Services Provider, the Lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, as Facility Agent, the other Agents parties thereto, State Street Bank and Trust Company, as Collateral Agent, and Alter Domus (US) LLC as Collateral Custodian (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on October 29, 2021).

(13)(t)	Amendment No. 3 to Loan Financing and Servicing Agreement, dated as of February 18, 2022, among Core Income Financing II LLC, as borrower, Deutsche Bank AG, New York Branch, as facility agent, Owl Rock Core Income Corp. as equityholder and as services provider and Deutsche Bank AG, New York Branch as an agent and as a committed lender (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on February 4, 2022).

(13)(u)	Credit Agreement, dated as of March 16, 2022, among Core Income Funding IV LLC, as Borrower, the Lenders from time to time parties thereto, Sumitomo Mitsui Banking Corporation, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator and Custodian and Alter Domus (US) LLC as Document Custodian (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on March 21, 2022).

(13)(v)	Sale and Contribution Agreement, dated as of March 16, 2022, between Owl Rock Core Income Corp., as Seller and Core Income Funding IV LLC, as Purchaser. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on March 21, 2022).

(13)(w)	Credit Agreement, dated as of March 24, 2022, among Core Income Funding III LLC, as Borrower, Owl Rock Capital Advisors LLC, as Servicer, the Lenders from time to time parties thereto, Bank of America, N.A., as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Alter Domus (US) LLC as Collateral Custodian and Bank of America, N.A., as Sole Lead Arranger and Sole Book Manager (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on March 28, 2022).

(13)(x)	Sale and Contribution Agreement, dated as of March 24, 2022, between Owl Rock Core Income Corp., as Seller and Core Income Funding III LLC, as Purchaser (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on March 28, 2022).

(13)(y)	Amendment No. 4 to the Loan Financing and Servicing Agreement, dated as of April 11, 2022, among Core Income Funding II LLC, as Borrower, Owl Rock Core Income Corp., as Equityholder and Services Provider, the Lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, as Facility Agent, the other Agents parties thereto, State Street Bank and Trust Company, as Collateral Agent, and Alter Domus (US) LLC, as Collateral Custodian (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on April 13, 2022).

(13)(z)	Amendment No. 5 to the Loan Financing and Servicing Agreement, dated as of May 3, 2022, among Core Income Funding II LLC, as Borrower, Owl Rock Core Income Corp., as Equityholder and Services Provider, the Lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, as Facility Agent, the other Agents parties thereto, State Street Bank and Trust Company, as Collateral Agent, and Alter Domus (US) LLC, as Collateral Custodian (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on May 5, 2022).

(13)(aa)	Third Amendment to the Senior Secured Revolving Credit Agreement, dated as of August 11, 2022, among Owl Rock Core Income Corp. as Borrower, the Lenders and Issuing Banks party thereto, and Sumitomo Mitsui Banking Corporation as Administrative Agent (incorporated by reference to Exhibit 10.4 of the Company’s Quarterly Report on Form 10-Q, filed on August 12, 2022).

(13)(bb)	Joinder Agreement, dated as of July 11, 2022, by and among, Webster Bank, N.A., Core Income Funding II LLC and Deutsche Bank AG, New York Branch (the “Webster Joinder Agreement”) (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed on July 12, 2022).

(13)(cc)	Form of Loan Financing and Servicing Agreement, dated as of October 5, 2021, among Core Income Funding II LLC, as Borrower, Owl Rock Core Income Corp., as Equityholder and Services Provider, each Lender from time to time party thereto, the Agents for each Lender Group from time to time parties thereto, State Street Bank and Trust Company, as Collateral Agent, and Alter Domus (US) LLC, as Collateral Custodian, and Deutsche Bank AG, New York Branch, as Facility Agent, as conformed through the Webster Joinder Agreement (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K, filed on July 12, 2022).

(13)(dd)	Amendment No. 6 to the Loan Financing and Servicing Agreement, dated as of August 1, 2022, among Core Income Funding II LLC, as Borrower, Owl Rock Core Income Corp., as Equityholder and Services Provider, the Lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, as Facility Agent, the other Agents parties thereto, State Street Bank and Trust Company, as Collateral Agent, and Alter Domus (US) LLC, as Collateral Custodian (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed on August 4, 2022).

(13)(ee)	Credit Agreement, dated as of August 24, 2022, among ORCIC JV WH LLC, as Borrower, the Lenders from time to time parties thereto, Bank of America, N.A., as Administrative Agent and BofA Securities, Inc. as Sole Lead Arranger and Sole Book Manager (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed on August 25, 2022).

(13)(ff)	Warehouse Collateral Management Agreement dated as of August 24, 2022, by and between ORCIC JV WH LLC, as Borrower and ORCIC BC 9 LLC, as Collateral Manager (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K, filed on August 25, 2022).

(13)(gg)	Security Agreement dated as of August 24, 2022, by and between ORCIC JV WH LLC, as Borrower and Bank of America, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K, filed on August 25, 2022).

(13)(hh)	Master Sale and Participation Agreement dated as of August 24, 2022 by and between ORCIC JV WH LLC and Owl Rock Core Income Corp (incorporated by reference to Exhibit 10.4 of the Company’s Current Report on Form 8-K, filed on August 25, 2022).

(13)(ii)	Revolving Loan Agreement, dated as of October 14, 2022, by and among ORCIC BC 9 LLC, as Collateral Manager, ORCIC JV WH II LLC, as Borrower, the Lenders from time to time parties thereto, Royal Bank of Canada as Administrative Agent and U.S. Bank Trust Company, National Association, as Collateral Custodian (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed on October 18, 2022).

(13)(jj)	Securities Account Control Agreement, dated as of October 14, 2022, among ORCIC JV WH II LLC, as Pledgor, U.S. Bank Trust Company, National Association, as Secured Party, and U.S. Bank, National Association, as Securities Intermediary (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K, filed on October 18, 2022).

(13)(kk)	Collateral Administration Agreement, dated as of October 14, 2022, by and among ORCIC JV WH II LLC, as Borrower, ORCIC BC 9 LLC, as Collateral Manager, and U.S. Bank Trust Company, National Association, as Collateral Administrator (incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K, filed on October 18, 2022).

(13)(ll)	Master Sale and Participation Agreement, dated as of October 14, 2022, by and between Owl Rock Core Income Corp. and ORCIC JV WH II LLC (incorporated by reference to Exhibit 10.4 of the Company’s Current Report on Form 8-K, filed on October 18, 2022).

(13)(mm)	Equity Purchase Agreement, dated as of October 14, 2022, by and among ORCIC JV WH II, as Borrower, and ORCIC BC 9 LLC, as Purchaser (incorporated by reference to Exhibit 10.5 of the Company’s Current Report on Form 8-K, filed on October 18, 2022).

(13)(nn)	Indenture and Security Agreement, dated as of October 21, 2022 by and between Owl Rock CLO VIII, LLC, as Issuer and State Street Bank and Trust Company, as Collateral Trustee (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed on October 25, 2022).

(13)(oo)	Collateral Management Agreement, dated as of October 21, 2022, between Owl Rock CLO VIII, LLC and Owl Rock Capital Advisors LLC (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K, filed on October 25, 2022).

(13)(pp)	Loan Sale Agreement, dated as of October 21, 2022, between Owl Rock Core Income Corp., as Seller and Owl Rock CLO VIII, LLC, as Purchaser (incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K, filed on October 25, 2022).

(13)(qq)	Loan Sale Agreement, dated as of October 21, 2022, between Core Income Funding I LLC, as Seller and Owl Rock CLO VIII, LLC, as Purchaser (incorporated by reference to Exhibit 10.4 of the Company’s Current Report on Form 8-K, filed on October 25, 2022).

(13)(rr)	Class A-L1 Loan Agreement, dated as of October 21, 2022, among Owl Rock CLO VIII, LLC, as Borrower, State Street Bank and Trust Company, as Loan Agent, State Street Bank and Trust Company as Collateral Trustee and each of the Class A-L1 Lenders party thereto (incorporated by reference to Exhibit 10.5 of the Company’s Current Report on Form 8-K, filed on October 25, 2022).

(13)(ss)	ORCIC Senior Loan Fund LLC Amended and Restated Limited Liability Company Agreement, dated November 2, 2022, by and between Owl Rock Core Income Corp. and State Teachers Retirement System of Ohio (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed on November 3, 2022).

(13)(tt)	Agreement of Removal, Appointment and Acceptance, dated November 30, 2022, by and among Owl Rock Core Income Corp., Computershare Trust Company, N.A. and Truist Bank (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed on November 30, 2022).

(13)(uu)	Loan and Security Agreement, dated March 9, 2023, by and among Owl Rock Core Income Corp., as Servicer and Equityholder, Core Income Funding V LLC, as Borrower, Wells Fargo Bank, National Association, as administrative agent and each of the lenders from time to time party thereto (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed March 10, 2023).

(13)(vv)	Sale and Contribution Agreement, dated March 9, 2023, between Owl Rock Core Income Corp., as Seller and Core Income Funding V LLC, as Purchaser (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K, filed March 10, 2023).

(13)(ww)	Indenture and Security Agreement, dated as of May 24, 2023, by and between Owl Rock CLO XI, LLC, as Issuer and State Street Bank and Trust Company, as Collateral Trustee (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed May 26, 2023).

(13)(xx)	Collateral Management Agreement, dated as of May 24, 2023, between Owl Rock CLO XI, LLC and Owl Rock Capital Advisors LLC (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K, filed May 26, 2023).

(13)(yy)	Loan Sale Agreement, dated as of May 24, 2023, between Owl Rock Core Income Corp., as Seller and Owl Rock CLO XI, LLC, as Purchaser (incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K, filed May 26, 2023).

(13)(zz)	Loan Sale Agreement, dated as of May 24, 2023, between Owl Rock Core Income Funding IV LLC, as Seller and Owl Rock CLO XI, LLC, as Purchaser (incorporated by reference to Exhibit 10.4 of the Company’s Current Report on Form 8-K, filed May 26, 2023).

(13)(aaa)	Class A-L1 Loan Agreement, dated as of May 24, 2023, among Owl Rock CLO XI, LLC, as Borrower, State Street Bank and Trust Company, as Loan Agent, State Street Bank and Trust Company as Collateral Trustee and each of the Class A-L1 Lenders party thereto (incorporated by reference to Exhibit 10.5 of the Company’s Current Report on Form 8-K, filed May 26, 2023).

(14)(a)	Consent of Independent Registered Public Accounting Firm*

(14)(b)	Report of Independent Registered Accounting Firm on Supplemental Information*

(15)	Not Applicable.

(16)	Power of Attorney (Included on signature page hereto)

(17)(a)	Statement of Eligibility on Form T-1 of [ • ]**

(17)(b)	Form of Letter of Transmittal**

(18)	Filing Fees Table*

*	Filed herewith
**	To be filed by amendment

Item 17.	Undertakings.

(1)

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment will be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time will be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 26th day of May, 2023.

OWL ROCK CORE INCOME CORP.

By:	/s/ Bryan Cole
Name: Bryan Cole
Title: Chief Operating Officer and Chief Financial Officer

POWER OF ATTORNEY

Each officer and director of Owl Rock Core Income Corp. whose signature appears below constitutes and appoints Craig W. Packer, Bryan Cole and Jonathan Lamm, and each of them to act without the other, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for him or her and in his or her name, place, and stead, in any and all capacities, to sign this Registration Statement and any and all amendments thereto and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 26, 2023.

Name	Title

/s/ Craig W. Packer Craig W. Packer	Chief Executive Officer, President and Director

/s/ Edward D’Alelio Edward D’Alelio	Chairman of the Board, Director

/s/ Melissa Weiler Melissa Weiler	Director

/s/ Christopher M. Temple Christopher M. Temple	Director

/s/ Eric Kaye Eric Kaye	Director

/s/ Victor Woolridge Victor Woolridge	Director

/s/ Bryan Cole Bryan Cole	Chief Operating Officer and Chief Financial Officer

Name	Title

/s/ Matthew Swatt Matthew Swatt	Co-Treasurer and Co-Chief Accounting Officer

/s/ Shari Withem Shari Withem	Co-Treasurer and Co-Chief Accounting Officer

/s/ Jennifer McMillon Jennifer McMillon	Co-Treasurer and Co-Chief Accounting Officer